Filed with the Securities and Exchange Commission on April 26, 2023
Registration No. 333-136124
Registration No. 811-21933
UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/ /
Pre-Effective Amendment No.	/ /
Post-Effective Amendment No. 24	/ X /
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	/ /
Amendment No. 99	/ X /
(Check appropriate box or boxes.)

Northwestern Mutual Variable Life Account II
(Exact Name of Registrant)
THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
(Name of Depositor)
720 East Wisconsin Avenue, Milwaukee, Wisconsin	53202
(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, including Area Code	414-271-1444

Raymond J. Manista, Executive Vice President, Chief Legal Officer and Secretary The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)
Copy to:
Chad E. Fickett, Assistant General Counsel and Assistant Secretary

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
414-665-1209
Approximate Date of Proposed Public Offering	Continuous
It is proposed that this filing will become effective (check appropriate space)
immediately upon filing pursuant to paragraph (b) of Rule 485
X	on May 1, 2023 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on ________ pursuant to paragraph (a)(1) of Rule 485
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Interests in the Northwestern Mutual Variable Life Account II under flexible premium variable adjustable life insurance policies.

Custom Variable Universal Life
Issued by The Northwestern Mutual Life Insurance Company and Northwestern Mutual Variable Life Account II
Prospectus May 1, 2023
This prospectus (the "Prospectus") describes a flexible premium variable universal life insurance policy (the “Policy”) issued by The Northwestern Mutual Life Insurance Company. The Policy is designed to provide a Life Insurance Benefit upon the death of the Insured and is not suitable for short-term investment. You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your Financial Representative.
You may choose to invest your Net Premiums in up to 30 Divisions of the Northwestern Mutual Variable Life Account II (the “Separate Account”). Each Division of the Separate Account invests exclusively in shares of a single series of a Fund (a “Portfolio”). Each Portfolio available as an investment option under the Policy is identified below:
Northwestern Mutual Series Fund, Inc.
- Growth Stock Portfolio
- Focused Appreciation Portfolio
- Large Cap Core Stock Portfolio
- Large Cap Blend Portfolio
- Index 500 Stock Portfolio
- Large Company Value Portfolio
- Domestic Equity Portfolio
- Equity Income Portfolio
- Mid Cap Growth Stock Portfolio
- Index 400 Stock Portfolio
- Mid Cap Value Portfolio
- Small Cap Growth Stock Portfolio
- Index 600 Stock Portfolio
- Small Cap Value Portfolio
- International Growth Portfolio
- Research International Core Portfolio
- International Equity Portfolio
- Emerging Markets Equity Portfolio
- Government Money Market Portfolio
- Short-Term Bond Portfolio
- Select Bond Portfolio
- Long-Term U.S. Government Bond Portfolio
- Inflation Protection Portfolio
- High Yield Bond Portfolio
- Multi-Sector Bond Portfolio
- Balanced Portfolio
- Asset Allocation Portfolio
Fidelity® Variable Insurance Products
- VIP Mid Cap Portfolio
- VIP Contrafund® Portfolio
Neuberger Berman Advisers Management Trust
- Sustainable Equity Portfolio
Russell Investment Funds
- U.S. Strategic Equity Fund
- U.S. Small Cap Equity Fund
- Global Real Estate Securities Fund
- International Developed Markets Fund
- Strategic Bond Fund
Russell Investment Funds LifePoints® Variable Target Portfolio Series
- Moderate Strategy Fund
- Balanced Strategy Fund
- Growth Strategy Fund
- Equity Growth Strategy Fund
Credit Suisse Trust
- Commodity Return Strategy Portfolio
Please note that the Policy and the Portfolios are not guaranteed to achieve their goals; are not federally insured; are not bank deposits; and are not endorsed by any bank or government agency.
This Policy is subject to the laws of the state in which the Policy is issued. Some of the terms of the Policy may differ from the terms of the Policy delivered in another state because of state specific legal requirements but all material state variations are noted. Unless clear from their context or otherwise appropriate, all of the capitalized terms used in this Prospectus are defined at the end of this Prospectus in the Glossary of Terms, “Northwestern Mutual,” “Company,” “we,” “us,” and “our” in this Prospectus mean The Northwestern Mutual Life Insurance Company.
Please carefully read this Prospectus and any accompanying prospectuses for the corresponding Portfolios and keep them for future reference. This Prospectus provides information that you should know before investing in the Policy. No person is authorized to make any representation in connection with the offering of the Policy other than those contained in this Prospectus. Our Distributor may limit sales of the Policy to certain government entities and government entity plans.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
We no longer issue the Policy described in this Prospectus. The variable life insurance policies we presently offer are described in separate prospectuses.
Additional information about certain investment products, including variable life insurance policies, has been prepared by the SEC’S Staff and is available at www.investor.gov.
As permitted by regulations adopted by the SEC, paper copies of your underlying Portfolios’ shareholder reports are not currently being sent by mail unless you specifically request paper copies of the reports from us. Instead, your Portfolio annual and semi-annual reports will be made available on www.nmfundreports.com and you will be notified by mail each time a report is posted and provided with a link to access the report for each Portfolio. If you already elected to receive shareholder reports electronically, you will not be affected by this change, will continue to receive reports electronically and you need not take any action. You may elect to receive shareholder reports (and other communications) electronically by signing up for eDelivery at www.NorthwesternMutual.com/eDelivery. You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling (866) 910-1232. Your election to receive shareholder reports in paper will apply to all future reports for all Portfolios available under your Policy.

Important Information You Should Consider About the Policy
	FEES AND EXPENSES			Cross-Reference(s) to Location in Prospectus
Charges for Early Withdrawals
If you surrender your Policy (or if you change your Policy to Paid-up insurance)
in the first ten Policy Years you will be assessed a surrender charge of up to
50% of the Target Premium.
For example, if you surrender your Policy and your total Target Premium amount was $100,000, you could pay a surrender charge of up to $50,000.
Withdrawals are subject to a $25 service charge (currently waived) for each withdrawal request.
Fee and Expense Tables – Transaction Fees (Surrender Charge and Withdrawal Fee) Also see Information About the Policy – Other Benefits Available Under the Policy (Paid-Up Insurance)
Transaction Charges
In addition to surrender charges and withdrawal charges, you may also be charged for other transactions, such as certain tax-related charges, a front-end sales load, charges for transferring between investment options, changes to your Death Benefit option or Specified Amount, as well as charges for expedited delivery or wire transfers.
Fee and Expense Tables – Transaction Fees
Ongoing Fees and Expenses (annual charges)
In addition to the charges above, investment in the Policy is subject to ongoing fees and expenses, including fees covering the cost of insurance and optional benefits available under the Policy. These fees are based on information as of
December 31, 2022, may change from year to year, and are generally based on characteristics of the insured (e.g., age, sex and rating classification). You should review your Policy specifications page for specific rates applicable under your Policy.
You bear the expenses associated with the Portfolios available under your
Policy, the range for which is shown in the following table:
Fee and Expense Tables – Periodic Charges (Other than Portfolio Operating Expenses) Fee and Expense Tables – Annual Portfolio Operating Expenses
	Annual Fee	Minimum*	Maximum*
	Investment Options ( Portfolio company fees and expenses)	0.21%	1.28%
* As a percentage of Portfolio assets.
RISKS
Risk of Loss	You can lose money by investing in the Policy, including loss of principal.			Risks of the Policy – Investment Risk and The Funds
Not a Short-Term Investment
The Policy is not a short-term investment and is not appropriate for you if you need ready access to cash. Surrender charges apply in the first 10 Policy Years and the value of your Policy and life insurance benefit will be reduced if you withdraw money. In addition, short-term investment in the Policy may subject you to income taxes and tax penalties.
Risks of the Policy –Policy for Long- Term Protection
Risks Associated with Investment Options
Investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options
( Portfolios) available under the Policy. Each Portfolio will have its own unique risks and you should review these investment options before making an investment decision.
Risks of the Policy – Investment Risk
Insurance Company Risks
Investment in the Policy is subject to the risks related to Northwestern Mutual, and any obligations, guarantees, or benefits are subject to the claims-paying ability of Northwestern Mutual. More information about Northwestern Mutual, including its financial strength ratings, is available upon request by calling toll free (866) 464-3800.
Risks of the Policy – Investment Risk Also see Northwestern Mutual
Custom Variable Universal Life Prospectus
1

	RISKS	Cross-Reference(s) to Location in Prospectus
Policy Lapse
Insufficient premium payments, poor investment results, withdrawals, unpaid loans, or loan interest may cause your Policy to lapse, meaning you will no longer have any life insurance coverage and death benefits will not be paid.
After lapse, you may reinstate the Policy subject to certain conditions described in the Prospectus, including the payment of the minimum payment amount, required to keep the Policy in force.
Risks of the Policy –Policy Lapse Information About the Policy – Termination and Reinstatement
RESTRICTIONS
Investments
Transfers from the Divisions must be in amounts greater than or equal to 1% of assets in the Divisions, may be subject to charges, and are subject to the
Policy’s short-term and excessive trading policies. These short-term and excessive trading policies may trigger additional restrictions on your Policy.
Currently, there is no charge when you transfer Invested Assets among
Divisions . However, we reserve the right to charge $25 for each transfer. You may invest in up to 30 Divisions at a time.
Under certain circumstances Northwestern Mutual reserves the right to remove a Portfolio or substitute another Portfolio or mutual fund for such
Portfolio .

Information about
the Policy – Other
Policy Transactions
(Transfers and
Short-Term and
Excessive Trading)

Information about
the Policy – Other
Policy Transactions
(Substitution of
Portfolio Shares and
Other Changes)

Optional Benefits
Optional benefits are subject to additional charges and payments made under these benefits are generally subject to the same transaction fees as other premium payments but may be treated differently for other purposes (e.g., certain death benefit minimums). Optional benefits are not available for all ages (or may terminate at certain ages) and underwriting classifications. We may stop offering an optional benefit at any time.
Information about the Policy – Optional Benefits Available Under the Policy
TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Policy. There is no additional tax benefit if the Policy is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will generally be subject to ordinary income tax, and may be subject to tax penalties.
Tax Considerations
CONFLICTS OF INTEREST
Investment Professional Compensation
We no longer issue the Policy to new owners. Your Policy was sold exclusively through financial representatives of Northwestern Mutual’s affiliated broker-
dealer, who are compensated with a commission based on a percentage of premium, and Northwestern Mutual may share revenue it earns on your Policy with its affiliated broker-dealer. These financial representatives may have, or had, a financial incentive to offer or recommend the Policy, or another policy issued by Northwestern Mutual, over other investments.
Distribution of the Policy Also see Charges and Deductions— Commissions Paid to Financial Representatives
Exchanges
We no longer issue the Policy to new owners. Some financial representatives may have a financial incentive to offer a policy issued by Northwestern Mutual in place of one you already own. You should only exchange an existing policy if you determine, after comparing the features, fees and risks of both policies, that it is preferable to purchase a policy issued by Northwestern Mutual (or any other policy) rather than continue to own the existing policy.
None
Custom Variable Universal Life Prospectus
2

Overview of the Policy
What is the Policy, and what is it designed to do?
The Policy is an individual flexible premium variable universal life insurance policy, the purpose of which is primarily to provide life insurance protection (i.e., a death benefit) while providing the long-term accumulation of assets through allocations to a variety of Divisions. The Policy may be appropriate if you have a long-term investment horizon and is not intended for short-term investment, and is therefore not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading. You may want to consult your financial or tax advisor.
In exchange for your Premium Payments, upon the death of the Insured, we will pay the Death Benefit to your beneficiary based on one of three death benefit options available under the Policy. Subject to certain limitations, you can change the Death Benefit option you selected. (See “Death Benefit – Changing Death Benefit Options” in the Prospectus for more information.)
How are Premium Payments treated under the Policy?
We no longer issue the Policy to new owners. Current owners must make sufficient Premium Payments to keep the Policy in force. There is no required schedule or amount of Premium Payments but the investment results of the Divisions to which your Net Premium(s) is allocated will affect the Premium Payments you are required to make to keep your Policy in force. If you elect the Death Benefit Guarantee, your Policy will generally not lapse regardless of the investment performance of the Divisions in which you invest so long as you make the minimum requested payment upon notice that your cumulative premium payments are below the required amount.
When a Premium Payment is received in Good Order at our Home Office after the Policy is in-force, we deduct a premium tax charge, federal deferred acquisition cost charge and sales load to cover taxes and acquisition and distribution expenses, respectively, and the remaining amount, known as the Net Premium(s), is allocated among the Divisions , according to your current allocation instructions in the Application or supplement to the Application.
Investments in the Policy’s Divisions are held in the Separate Account which is an account separate from our General Account assets. We have established a segment within the Separate Account to receive and invest Net Premium(s) for the Policy. Currently, the Policy segment is divided into over 40 Separate Account Divisions. Each Division purchases shares in a corresponding Portfolio. Information about each corresponding Portfolio is provided at the back of this document. See APPENDIX A: Portfolios Available under Your Policy.
Payment of insufficient premiums may result in the Policy terminating or lapsing, subject to the Death Benefit Guarantee explained below (if applicable).
Q. What are the primary features and options that the Custom Variable Universal Life Policy offers?
A.
Choice of Death Benefit Options. You may choose among three Death Benefit options, a death benefit based on the Specified Amount (Option A), on the Specified Amount plus Policy Value (Option B) or on the Specified Amount plus cumulative premiums paid (less any cumulative withdrawals)(Option C). In addition to the three Death Benefit options, there is also a Minimum Death Benefit that may be applied. See the “Death Benefit” section in the Prospectus for more information.
B.
Surrenders and Withdrawals. You may surrender your Policy, and we will pay you its Cash Surrender Value (Policy Value less any Policy Debt and any surrender charge). You may also withdraw a part of the Policy Value. A withdrawal reduces the Policy Value, may reduce the Specified Amount of the Policy and therefore the Death Benefit, may impact the Death Benefit Guarantee, and may increase the risk that the Policy will terminate or lapse. Surrenders and withdrawals are subject to charges and may have adverse tax consequences.
C.
Loans. You may take a loan on the Policy that when added to existing Policy Debt does not exceed the Loan Value of the Policy. The Policy secures the loan. Taking a loan will reduce Cash Surrender Value and the Death Benefit, may impact the Death Benefit Guarantee, may have adverse tax consequences and will increase the risk that your Policy may terminate or lapse.
D.
Transfers. Generally, you may transfer Invested Assets among up to 30 Divisions. We also offer four asset allocation models and two automated transfer programs: dollar cost averaging and portfolio rebalancing.
E.
Death Benefit Guarantee. During a defined period elected at issue, your Policy will not terminate or lapse, even if the Cash Surrender Value is not enough to pay Monthly Policy Charges, as long as you have made specified minimum Premium Payments. However, even if specified minimum Premium Payments have been made, Policy loans and withdrawals could cause the Policy to terminate.
F.
Collateral Assignment. Subject to our approval, you may generally assign the Policy as collateral for a loan or other obligation.
G.
Tax Treatment. You are generally not taxed on the Policy’s earnings until you withdraw Policy Value from your Policy. This is known as tax deferral.
Custom Variable Universal Life Prospectus
3

H.
Additional Benefits. There are additional benefits you may add to your Policy. An additional charge may apply if you elect an additional benefit. The additional benefits available with this Policy are listed in the “Other Benefits Available under the Policy” section of the Prospectus, and include the following:
•
Waiver Benefit: Payment of Specified Monthly Charges Upon Total Disability – Permits an Insured who has become totally disabled to make minimum premium payments equal to the monthly charges without the Policy lapsing
•
Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability – Permits an Insured who has become totally disabled to make minimum premium payments equal to or greater than the monthly charges without the Policy lapsing
•
Additional Purchase Benefit – Allows the Owner to purchase additional life insurance policies on the life of the Insured without proof of insurability
•
Death Benefit Guarantee – Allows you to select a Death benefit Guarantee Period during which the Policy is guaranteed not to terminate due to insufficient value in your Policy
•
Income Plans – In lieu of a lump sum payment, the Death Benefit and surrender proceeds may be payable in monthly (or less frequent) payments over a period of time
•
Exchange for a Fixed Benefit Policy – Allows you to exchange your Policy for a life insurance policy with benefits that do not vary with the investment experience of the underlying Portfolios
•
Paid-up Insurance – Under certain conditions allows the Owner to change the Policy to a policy free of minimum premium payment obligations
•
Dollar Cost Averaging – On a monthly basis, automatically transfers a specific amount from the Government Money Market Division into the other Divisions you have selected
•
Portfolio Rebalancing – Automatically rebalances the Divisions you select (either monthly, quarterly, semi-annually or annually) to maintain your chosen allocations among the Divisions
•
Allocation Models – Models are available that comprise a combination of Divisions representing various asset classes with various levels of risk tolerance
Fee and Expense Tables
The following tables describe the fees and expenses that are payable when you buy, own, surrender or make withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.
Transaction Fees
The table below describes the fees and expenses that are payable when you make Premium Payments, surrender the Policy, make withdrawals, transfer Invested Assets among investment options, or make certain changes to the Policy. Certain fees applicable to your Policy may depend on your Policy Anniversary. Please see “Policy Anniversary” in the Glossary of Terms to help you understand how it will affect the charges applicable to your Policy.
Amount Deducted
Charge	When Charge is Deducted	Guaranteed Maximum Charge	Current Charge
Premium Tax Charge	Upon each Premium Payment	No maximum — Charges may increase to reflect actual costs	2% of Premium Payment
Federal Deferred Acquisition Cost Charge[1]	Upon each Premium Payment		0.80% of Premium Payment
Sales Load	Upon each Premium Payment	Same as current charge	5.20% of premium up to Target Premium[2]in Policy Years 1-10; 1.70% of premium up to Target Premium in Policy Years 11 and beyond; and 1.70% of premium in excess of Target Premium for each Policy Year
Custom Variable Universal Life Prospectus
4

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Maximum Charge	Current Charge
Surrender Charge[3]	Upon surrender or change to fixed paid-up insurance during the first ten Policy Years
Maximum Charge[4]		Same as current charge	50% in Policy Years 1-5 of the premium paid in the first Policy Year up to the Target Premium, grading down monthly in Policy Years 6-10 to 0%
Minimum Charge[5]		Same as current charge	13% in Policy Years 1-5 of the premium paid in the first Policy Year up to the Target Premium, grading down monthly in Policy Years 6-10 to 0%
Charge for Insured Issue Age 41		Same as current charge	50% in Policy Years 1-5 of the premium paid in the first Policy Year up to the Target Premium, grading down monthly in Policy Years 6-10 to 0%
Withdrawal Fee	Upon withdrawal	$25.00	Currently waived
Transfer Fee	Upon transfer	$25.00	Currently waived
Change in Death Benefit Option Fee	Upon change in Death Benefit option	$25.00	Currently waived
Reduction in Specified Amount Fee	Upon reduction in Specified Amount	$25.00 per change after first decrease in a Policy Year	Currently waived
Expedited Delivery Charge[6]	When express mail delivery is requested	$50 per delivery (up to $75 for next day, a.m. delivery) adjusted for inflation[7]	$15 per delivery (up to $45 for next day, a.m. delivery)
Wire Transfer Fee[6]	When a wire transfer is requested	$50 per transfer (up to $100 for international wires) adjusted for inflation[7]	$25 per transfer (up to $50 for international wires)
1
This charge was previously referred to as the “OBRA Expense Charge” or “Other Premium Expense Charge.” Due to a federal tax law change under the Omnibus Budget Reconciliation Act of 1990, as amended (“OBRA”), insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deduct such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. This charge compensates us for the additional corporate income tax burden resulting from OBRA.
2
The Target Premium is a hypothetical annual premium which is based on the Specified Amount, Death Benefit option, Death Benefit Guarantee Period, any optional benefits, and characteristics of the Insured, such as factors including but not limited to Issue Age, sex, and underwriting classification. Please see “Target Premium” in the Glossary of Terms.
3
The initial surrender charge percentage varies by Issue Age and remains level between Policy Years one through five, and declines monthly in Policy Years six through ten to zero. The surrender charge shown in the table may not be representative of the charge a particular Owner would pay. For more information on the surrender charge, see “Charges and Deductions – Monthly Policy Charges and Service Charges” in this prospectus. Your Policy schedule pages will indicate the maximum charge under your Policy.
4
The maximum Surrender Charge assumes that the Insured has the following characteristic: Issue Ages 0-54.
5
The minimum Surrender Charge assumes that the Insured has the following characteristic: Issue Age 75.
6
This fee may increase over time to cover our administrative or other costs but will not exceed the maximum charge. We may discontinue this service at any time, with or without notice.
7
The Guaranteed Maximum Charges are subject to a consumer price index adjustment in order to accommodate future increases in the costs associated with these requests. The maximum charge will equal the Guaranteed Maximum Charge shown above multiplied by the CPI for the fourth month prior to the time of the charge, divided by the CPI for April, 2009. “CPI” means the Consumer Price Index for All Urban Consumers, United States City Average, All Items, as published by the United States Bureau of Labor Statistics. If the method for determining the CPI is changed, or it is no longer published, it will be replaced by some other index found by the Company to serve the same purpose.
Periodic Charges (Other than Portfolio Operating Expenses)1
The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy other than the operating expenses for the Portfolios. Certain charges applicable to your Policy may depend on your Policy Date and/or Policy Anniversary. Please see “Policy Date” and “Policy Anniversary” in the Glossary of Terms to help you understand how they will affect the charges applicable to your Policy.
Amount Deducted
Charge	When Charge is Deducted	Guaranteed Maximum Charge	Current Charge
Cost of Insurance Charge[2]	Monthly, on each Monthly Processing Date
Maximum Charge[3]		Same as current charge	$83 (monthly) per $1,000 of net amount at risk
Custom Variable Universal Life Prospectus
5

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Maximum Charge	Current Charge
Minimum Charge[4]		$0.02 (monthly) per $1,000 of net amount at risk	$0.007 (monthly) per $1,000 net amount at risk
Charge for Insured Issue Age 41, Male, Premier Non-Tobacco underwriting classification in the fourth Policy Year (varies by Policy Year)[5]		$0.18 (monthly) per $1,000 of net amount at risk in the fourth Policy Year (varies by Policy Year)[5]	$0.03 (monthly) per $1,000 of net amount at risk in the fourth Policy Year (varies by Policy Year)[5]
Mortality and Expense Risk Charge[6]	Monthly, on each Monthly Processing Date	All Policy Years: 0.60% annually (0.050% monthly rate) of Invested Assets
0.43% annually (0.03583% monthly rate) of
Invested Assets for Policy Years 1-10
0.28% annually (0.02333% monthly rate) of
Invested Assets for Policy Years 11-20
0.13% annually (0.01083% monthly rate) of
Invested Assets for Policy Years 21 and above

Administrative Charge	Monthly, on each Monthly Processing Date
Maximum Charge[6]		$41 (monthly) for Policy Years 1-10; $16 (monthly) for Policy Years 11 and above	$27 (monthly) for Policy Years 1-10; $8 (monthly) for Policy Years 11 and above
Minimum Charge[7]		$13 (monthly) for Policy Years 1-10; $9 (monthly) for Policy Years 11 and above	$9 (monthly) for Policy Years 1-10; $5 (monthly) for Policy Years 11 and above
Charge for Insured Issue Age 41, Premier Non- Tobacco underwriting classification in the fourth Policy Year		$23 (monthly) for Policy Years 1-10; $9 (monthly) for Policy Years 11 and above	$15 (monthly) for Policy Years 1-10; $6 (monthly) for Policy Years 11 and above
Deferred Sales Charge[8]	Monthly, on each Monthly Processing Date during the first ten Policy Years
Maximum Charge[9]		1.35% of premium paid in the first Policy Year up to Target Premium for Policy Years 1-10	1.35% (monthly) of premium paid in the first Policy Year up to Target Premium for Policy Years 1-10
Minimum Charge[10]		Same as current charge	1.075% of premium paid in the first Policy Year up to Target Premium for Policy Years 1-10
Charge for Insured Issue Age 41, Premier Non- Tobacco underwriting classification in the fourth Policy Year		Same as current charge	1.182% of premium paid in the first Policy Year up to Target Premium for Policy Years 1-10
Death Benefit Guarantee Charge	Monthly, on each Monthly Processing Date when the Death Benefit Guarantee is in force	$0.02 per $1,000 of Guaranteed Minimum Death Benefit	$0.01 per $1,000 of Guaranteed Minimum Death Benefit
Custom Variable Universal Life Prospectus
6

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Maximum Charge	Current Charge
Policy Debt Expense Charge[11]	Monthly, on each Monthly Processing Date when there is Policy Debt	All Policy Years 2.00% annually (0.16667% monthly rate) of Policy Debt
For Policy Dates prior to 1/1/2016:
0.70% annually (0.05833% monthly rate) of
Policy Debt for Policy Years 1-10
0.55% annually (0.04583% monthly rate) of
Policy Debt for Policy Years 11-20
0.40% annually (0.03333% monthly rate) of
Policy Debt for Policy Years 21 and above
For Policy Dates 1/1/2016 and later:
0.95% annually (0.07917% monthly rate) of
Policy Debt for Policy Years 1-10,
0.80% annually (0.06667% monthly rate) of
Policy Debt for Policy Years 11-20,
0.25% annually (0.02083% monthly rate) of
Policy Debt for Policy Years 21 and above

Underwriting and Issue Charge[12]	Monthly, on each Monthly Processing Date during the first ten Policy Years
Maximum Charge[13]		Same as current charge	$0.03 (monthly) per $1,000 of Initial Specified Amount
Minimum Charge[14]		Same as current charge	$0.005 (monthly) per $1,000 of Initial Specified Amount
Charge for Insured Issue Age 41, Premier Non- Tobacco underwriting classification in the fourth Policy Year		Same as current charge	$0.006 (monthly) per $1,000 of Initial Specified Amount
Payment of Selected Monthly Premium Upon Total Disability Benefit Charge[15]	Monthly, on each Monthly Processing Date
Maximum Charge[16]		The greater of $0.09 (monthly) per $1.00 of Selected Monthly Premium, or $0.15 (monthly) per $1.00 of Specified Monthly Charges	The greater of $0.04 (monthly) per $1.00 of Selected Monthly Premium, or $0.06 (monthly) per $1.00 of Specified Monthly Charges
Minimum Charge[17]		$0.007 (monthly) per $1.00 of Selected Monthly Premium	$0.002 (monthly) per $1.00 of Selected Monthly Premium
Charge for Insured Attained Age 44, Premier Non-Tobacco underwriting classification[18]		$0.03 per $1.00 of Selected Monthly Premium	$0.01 (monthly) per $1.00 of Selected Monthly Premium
Payment of Specified Monthly Charges Upon Total Disability Benefit Charge[19]	Monthly, on each Monthly Processing Date
Maximum Charge[20]		$0.15 (monthly) per $1.00 of Specified Monthly Charges	$0.06 (monthly) per $1.00 of Specified Monthly Charges
Minimum Charge[21]		$0.006 (monthly) per $1.00 of Specified Monthly Charges	$0.002 (monthly) per $1.00 of Specified Monthly Charges
Custom Variable Universal Life Prospectus
7

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Maximum Charge	Current Charge
Charge for Insured Attained Age 44, Male, Premier Non-Tobacco underwriting classification		$0.03 (monthly) per $1.00 of Specified Monthly Charges	$0.01 (monthly) per $1.00 of Specified Monthly Charges
Additional Purchase Benefit Charge[22]	Monthly, on each Monthly Processing Date
Maximum Charge[23]		$0.13 (monthly) per $1,000 of additional purchase benefit amount	$0.03 (monthly) per $1,000 of additional purchase benefit amount
Minimum Charge[24]		$0.03 (monthly) per $1,000 of additional purchase benefit amount	$0.003 (monthly) per $1,000 of additional purchase benefit amount
Charge for Insured Issue Age 0		$0.03 (monthly) per $1,000 of additional purchase benefit amount	$0.02 (monthly) per $1,000 of additional purchase benefit amount
1
The charges described in this table may vary based upon one or more characteristics of the Policy, such as factors including but not limited to: Insured underwriting classification, Issue Age, sex, underwriting amount, Specified Amount, Target Premium, Policy Debt, and Policy Year (see “Charges and Deductions—Monthly Policy Charges and Service Charges” for more details regarding each charge). Therefore, the charges shown in the table may not be representative of the charges a particular Owner may pay. Your Policy schedule pages will indicate the Guaranteed Maximum Charge for each periodic charge under your Policy. In addition, where appropriate, all charges in the table expressed in dollars have been rounded to the nearest dollar, and all amounts that would round to zero have been rounded to the nearest penny or less, as necessary. Please request an illustration from your Financial Representative for personalized information, including the particular charges applicable to your Policy. (See “Illustrations”). Unless otherwise noted, the charges in the table represent the monthly rate. Please see “Policy Anniversary” and “Policy Date” in the Glossary of Terms to help you understand how they will affect the charges applicable to your Policy.
2
The Cost of Insurance Charge will vary based on factors including but not limited to the Insured’s Issue Age, sex, underwriting classification, underwriting amount, and Policy Year. The Cost of Insurance Charges shown in the table may not be representative of the charges a particular Owner may pay. The net amount at risk is the difference between the Death Benefit and the Policy Value.
3
The Maximum Charge for the Cost of Insurance Charge assumes that the Insured has the following characteristic: Attained Age 120. Charges applicable toother combinations of Policy Year and Insured characteristics may be the same as the charge shown for the Maximum Charge for the Cost of Insurance Charge.
4
For the Minimum Charge for the Cost of Insurance Charge, the Current Charge assumes that the Policy is in the first Policy Year, and that the Insured has the following characteristics: Female, Issue Age 27, Premier Non-Tobacco underwriting classification. For the Minimum Charge for the Cost of Insurance Charge, the Guaranteed Maximum Charge assumes that the Insured has the following characteristic: Female, Issue Age 2-12, Premier Non-Tobacco underwriting classification. Charges applicable to other combinations of Policy Year and Insured characteristics may be the same as the charge shown for the Minimum Charge for the Cost of Insurance Charge.
5
The amount of the Cost of Insurance Charge is determined by multiplying the net amount at risk by the cost of insurance rate (see “Charges and Deductions”). The net amount at risk is the difference between the Death Benefit (or the Guaranteed Minimum Death Benefit if the Policy is in force under the Death Benefit Guarantee) and the Policy Value. Generally, the cost of insurance rate will increase each Policy Year.
6
The Maximum Charge for the Administrative Charge assumes that the Insured has the following characteristics: Issue Age 75, substandard underwriting classification.
7
The Minimum Charge for the Administrative Charge assumes that the Insured has the following characteristics: Issue Ages 0-15, standard underwriting classification.
8
Because this charge is based on cumulative premiums paid at any point during the first Policy Year, this charge will vary depending on the amount and timing of your premium payments during the first Policy Year.
9
For the Maximum Charge for the Deferred Sales Charge, the Current Charge and the Guaranteed Maximum Charge assumes that the Insured has the following characteristics: Issue Age 55, Class 2-9 Non-Tobacco underwriting classification. Charges applicable to other combinations of Policy Year and Insured characteristics may be the same as the charge shown for the Maximum Charge for the Deferred Sales Charge.
10
The Minimum Charge for the Deferred Sales Charge assumes that the Insured has the following characteristics: Issue Age 75, Premier or Preferred Non-Tobacco underwriting classification.
11
This charge is in addition to the interest charged on any Policy Loan and is deducted from Invested Assets. When the insured is at or above Attained Age 100, the current Policy Debt Expense Charge is 0.00%.
12
The current minimum Specified Amount is $100,000 for Issue Ages 15-59 and $50,000 for all other Issue Ages.
13
The Maximum Charge for the Underwriting and Issue Charge assumes that the Insured has the following characteristics: Issue Age 25, substandard underwriting classification.
14
The Minimum Charge for the Underwriting and Issue Charge assumes that the Insured has the following characteristics: Issue Age 55, standard underwriting classification.
15
The charges for the Payment of Selected Monthly Premium Upon Total Disability vary based on the Insured’s Attained Age, underwriting classification, and “Selected Monthly Premium,” and may increase from year to year. Selected Monthly Premium is an amount the Owner selects subject to a maximum permitted amount. The charges shown in the table may not be representative of the charges a particular Owner may pay. For substandard risks, the charges may be increased by a multiple of up to 4.5 times the standard rate. If selected, the Selected Monthly Premium Benefit provides, during the total disability of the Insured, for the payment of the greater of (1) the Selected Monthly Premium or (2) the amount needed to provide for the payment of the “Specified Monthly Charges” (current Monthly Policy Charges excluding the Monthly Policy Debt Expense Charge and the charge for this benefit). (See “Other Benefits
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Available Under the Policy - Optional Benefits Available for a Charge” for more information about this benefit.) The monthly charge for this benefit is the greater of the selected monthly premium rate times the Selected Monthly Premium or the specified monthly charges rate times the Specified Monthly Charges. If this optional benefit is selected, the maximum rates are shown in your Policy.
16
The Maximum Charge for the Payment of Selected Monthly Premium Upon Total Disability Charge assumes that the Insured has the following characteristics: Attained Age 57, standard underwriting classification for Selected Monthly Premium and attained Age 59, standard underwriting classification for Specified Monthly Charges.
17
The Minimum Charge for the Payment of Selected Monthly Premium Upon Total Disability Charge assumes that the Insured has the following characteristics: Attained Ages 0-26, standard underwriting classification. This assumes the amount of the charge determined by the Selected Monthly Premium is greater than the amount of the charge determined by the Specified Monthly Charges.
18
This assumes the amount of the charge determined by the Selected Monthly Premium is greater than the amount of the charge determined by the Specified Monthly Charges.
19
The charges for the Payment of Specified Monthly Charges Upon Total Disability vary based on the Insured’s Attained Age, underwriting classification, and “Specified Monthly Charges,” and may increase from year to year. Specified Monthly Charges are the Monthly Policy Charges (excluding the Monthly Policy Debt Expense Charge and the charge for this benefit). The charges shown in the table may not be representative of the charges a particular Owner may pay. For substandard risks, the charges may be increased by a multiple of up to 4.5 times the standard rate. If selected, the Specified Monthly Charges Benefit provides for the payment of Specified Monthly Charges that come due during the total disability of the Insured. (See “Other Benefits Available Under the Policy - Optional Benefits Available for a Charge” for more information about this benefit.) The monthly charge for this benefit is the specified monthly charges rate times the Specified Monthly Charges. If this optional benefit is selected, the maximum rates are shown in your Policy.
20
The Maximum Charge for the Payment of Specified Monthly Charges Upon Total Disability Charge assumes that the Insured has the following characteristics: Attained Age 59, standard underwriting classification.
21
The Minimum Charge for the Payment of Specified Monthly Charges Upon Total Disability Charge assumes that the Insured has the following characteristics: Attained Ages 0-21, standard underwriting classification.
22
The charges for the Additional Purchase Benefit vary based on the Insured’s gender and Attained Age at the time the benefit is added to the policy. The charges shown in the table may not be representative of the charges a particular Owner may pay. The maximum Additional Purchase Benefit amount is the lesser of two times the Specified Amount and $150,000.
23
The Current Charge for the Maximum Charge for the Additional Purchase Benefit Charge assumes that the Insured has the following characteristics: Male, Benefit added at Attained Age 11-15. The Current Charge for the Maximum Charge for the Additional Purchase Benefit Charge assumes that the Insured has the following characteristics: Male, Benefit added at Attained Age 14-17. The Guaranteed Maximum Charge for the Additional Purchase Benefit Charge assumes that the Insured has the following characteristics: Benefit added at Attained Age 38 for Male or Female.
24
The Current Charge for the Minimum Charge for the Additional Purchase Benefit Charge assumes that the Insured has the following characteristics: Female, Benefit added at Attained Age 35-38. The Guaranteed Maximum Charge for the Minimum Charge of the Additional Purchase Benefit Charge assumes that the Insured has the following characteristic: Male or Female, Benefit added at Attained Age 0.
Annual Portfolio Operating Expenses
The table below shows the range (minimum and maximum) of total operating expenses charged by the Portfolios that you may pay periodically during the time you own your Policy. The table below is based on information as of December 31, 2022 and may change from year to year. A complete list of the Portfolios available under your Policy, including their annual expenses, may be found at the back of this document.
	Minimum	Maximum
Annual Portfolio Operating Expenses (expenses deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)	0.21%	1.28%
Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement*	0.20%	1.11%
*
The “Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Portfolio Operating Expenses.
For more information about voluntary fee waivers that may be in place, see the “Charges and Deductions” section.
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Risks of the Policy
Policy for Long-Term Protection Your Policy is designed to serve your long-term life insurance protection need. It is not suitable for short-term life insurance protection nor for short-term investing. The value of your Policy and Life Insurance Benefit will be reduced if you withdraw money. In addition, short-term investment in the Policy may subject you to income taxes and tax penalties.
Investment Risk Policy amounts in the Divisions will fluctuate with the performance of the Portfolios you choose. Amounts you allocate among the Divisions may grow in value, decline in value, or grow less than you expect depending on the investment performance of the corresponding Portfolios. These assets are not guaranteed, and you can lose money. Depending on any Death Benefit Guarantee in effect, you may be required to pay more premiums than originally planned in order to keep the Policy in force.
A comprehensive discussion of the investment objectives and risks of each Portfolio may be found in each Portfolio’s prospectus. There is no assurance that any Portfolio will achieve its stated investment objective. The Policy is not designed for frequent or short-term trading.
Insurance Default Risk Because certain guarantees under the Policy are guaranteed by the Company’s General Account assets, the ability to make good on these guarantees depends on the financial strength and claims-paying ability of the Company. Therefore, guaranteed benefits outside of the Separate Account are subject to the risk of default to the extent the Company is unable to satisfy some or all of these guarantees.
Policy Lapse Insufficient Premium Payments, poor investment results, withdrawals, unpaid loans, or loan interest may cause your Policy to lapse, meaning you will no longer have any life insurance coverage. If, on a Monthly Processing Date, the Cash Surrender Value (which takes into account any applicable surrender charge) is not enough to pay the Monthly Policy Charge, your Policy will enter a 61-day grace period, unless the Death Benefit Guarantee is in effect. If your Policy enters a grace period, we will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may be reinstated within three years (or longer if required by state law) after it has lapsed, subject to certain conditions.
Policy Loan Risks A Policy loan, whether or not repaid, will affect the value of your Policy over time because the amounts borrowed do not participate in the investment performance of the Divisions; in addition, a charge is deducted from your Contract Fund Value each month while there is Policy Debt. The Life Insurance Benefit is reduced by the amount of any outstanding Policy Debt. If you surrender the Policy or allow it to lapse while Policy Debt is outstanding, the amount of Policy Debt is extinguished by applying the Policy Value to repay it. If the Policy Debt exceeds the cost basis in the contract, we are required to report the extinguishment to you and the IRS on an IRS Form 1099-R. Policy Debt reduces the Cash Surrender Value and increases the risk that your Policy will lapse.
Limitations on Access to Your Values Accessing your Policy’s value may have tax consequences. We will deduct a surrender charge if you surrender your Policy in the first ten Policy Years. Even if your Policy has value it is possible that you will receive no Cash Surrender Value if you surrender the Policy in the first ten Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of your Policy in the near future. Even if you do not ask to surrender the Policy, surrender charges may play a role in determining whether the Policy will lapse, because surrender charges affect the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). See “Policy Lapse” above. You may make withdrawals subject to limitations on the amount that may be withdrawn. (See “Withdrawals”). A withdrawal will reduce the Policy Value and Life Insurance Benefit. The minimum amount of a withdrawal is $250.
Adverse Tax Consequences Our understanding of the principal tax considerations for the Policy under current tax law is set forth in this Prospectus. A surrender, loan, or withdrawal may have tax consequences. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a modified endowment contract. A modified endowment contract (“MEC”) is a life insurance contract that is taxed less favorably on lifetime distributions than other life insurance contracts because the contract is considered too investment oriented. Generally, a Policy may be classified as a MEC if cumulative premiums paid during a seven-pay period exceed a “seven-pay” limit defined in the Internal Revenue Code (“Code”). Distributions, including loans, from a Policy classified as a MEC are taxable to the extent of the gain in the Policy and may be subject to a 10% penalty tax if taken before the Owner attains age 59½. Moreover, excessive Policy loans could cause a Policy to terminate with insufficient value to pay the tax due upon termination. Death Benefit proceeds may be subject to state and/or inheritance taxes. (See “Tax Considerations”).
Risk of an Increase in Current Fees and Expenses Certain insurance charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, based on the Company’s emerging experience or future expectations, as determined in its sole discretion, with respect to, but not limited to, mortality,
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expenses, reinsurance costs, taxes, persistency, capital requirements, reserve requirements, and changes in applicable laws. Although some Funds may have expense limitation agreements, the operating expenses of the Portfolios are not guaranteed and may increase or decrease over time. If fees and expenses are increased, you may need to increase the amount and/or frequency of Premium Payments to keep the Policy in force.
Cybersecurity and Certain Business Continuity Risks The Company has administrative, technical and physical safeguards in place with respect to information security, nevertheless, our variable product business is potentially susceptible to operational and information security risks resulting from a cyber-attack as it is highly dependent upon the effective operation of our computer systems and those of our business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the Portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy Value. For instance, cyber-attacks may interfere with our processing of contract transactions (including the processing of orders through our website, if available, or with the Portfolios), impact our ability to calculate values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios to lose value. The risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments). There can be no assurance that we or the Portfolios or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
Other disruptive events, including (but not limited to) natural or man-made disasters and public health crises or pandemics (such as coronavirus COVID-19), may also adversely affect our ability to conduct business, including if our employees or the employees of intermediaries or other affiliated or third-party service providers are unable to perform their responsibilities as a result of any such event. Such disruptions to our business operations can interfere with issuance or our processing of transactions (including the processing of orders through our website or with the Portfolios), may interfere with our ability to receive, pickup and process mail and messages, impact our ability to calculate values, or cause other operational or system issues. Furthermore, these disruptions may persist even if our employees or the employees of intermediaries or other affiliate or third-party service providers are able to work remotely. These events may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios to lose value. There can be no assurance that the Company, the Portfolios or our service providers will avoid losses affecting your Policy due to a disaster or other catastrophe.
Northwestern Mutual
The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. Its total assets were over $340 billion as of December 31, 2022. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
General Account assets are used to guarantee the payment of certain benefits under the Policy, including death benefits. To the extent that we are required to pay you amounts under these benefits that are in addition to Invested Assets in the Separate Account, such amounts will come from General Account assets. Thus, Owners must look to the strength of the Company and its General Account with regard to guarantees under the Policy. The General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments. The assets in the General Account are subject to the claims of the Company’s general creditors.
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The Separate Account
We established the Separate Account by action of our Trustees on March 22, 2006, in accordance with the provisions of Wisconsin insurance law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). We own the assets in the Separate Account and we are obligated to pay all benefits under the Policy. We may use the Separate Account to support other variable life insurance policies we issue. We have divided the Separate Account into Divisions, each of which invests in shares of one Portfolio of the Funds.
You may allocate the money you invest under your Policy among the Divisions. Each Division corresponds to one of the Portfolios of the Funds. Under Wisconsin law, Separate Account assets are held separate from our other assets and are not part of our General Account. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Division reflect that Division’s own investment performance and not the investment performance of our other assets. We may not use the Separate Account’s assets to pay any of our liabilities other than those arising from the Policies and any other variable life insurance Policies funded by the Separate Account. We may, however, use all of our assets (except those held in certain other separate accounts) to satisfy our obligations under your Policy.
Where permitted by law and subject to any required regulatory approvals or votes by Owners, we reserve the right to:
•
operate the Separate Account or a Division either as a unit investment trust or a management investment company under the 1940 Act, or in any other form permitted by law, if deemed by the Company to be in the best interest of Owners;
•
invest current and future assets of a Division in securities of another Portfolio as a substitute for shares of a Portfolio (or another share class of an existing Portfolio) already purchased or to be purchased;
•
register or deregister the Separate Account under the 1940 Act or change its classification under that Act;
•
create new separate accounts;
•
combine the Separate Account with any other separate account;
•
transfer cash from time to time between the General Account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Policy, including but not limited to transfers for the deduction of charges and in support of payment options;
•
on behalf of the Company, transfer assets of the Separate Account in excess of reserve requirements (only for accrued fees and charges or any seed capital) applicable to the Policies supported by the Separate Account to the General Account (Invested Assets remaining in the Separate Account necessary to fulfill its obligations under the Policy are not subject to claims against or losses in the General Account);
•
transfer the assets and liabilities of the Separate Account to another separate account;
•
add, delete or make changes to the securities and other assets held or purchased by the Separate Account;
•
terminate and/or liquidate the Separate Account;
•
restrict or eliminate any voting rights of Owners or other persons having voting rights as to the Separate Account; and
•
make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.
In the event that we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions necessary to comply with applicable law.
The Funds
A variety of investment options are made available under the Policy for the allocation of Invested Assets. However, the Company does not endorse or recommend any particular option, nor does it provide investment advice. You are responsible for choosing your investment options and should make your choices based on your individual situation and risk tolerances. After making your initial allocation decisions, you should monitor your allocations and periodically review the options you select and the amounts allocated to each to ensure your selections continue to be appropriate. The amounts you invest in a particular Division are not guaranteed and, because both principal and any return on the investment are subject to market risk, you can lose money.
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The assets of each Division are invested in a corresponding Portfolio that is a series of one of the following mutual funds: Northwestern Mutual Series Fund, Inc.; Fidelity® Variable Insurance Products; Neuberger Berman Advisers Management Trust; Russell Investment Funds; and Credit Suisse Trust. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Policy may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Policy. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.
There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including its (i) name, (ii) investment objective(s), (iii) investment adviser, (iv) current expenses, and (v) performance, in Appendix A to this Prospectus. Each Portfolio has a prospectus that contains more detailed information about the Portfolio. Read the prospectuses for the Portfolios carefully before investing. You can find these documents online at www.nmprospectus.com, by calling (866) 464-3800 or by sending an email request to vavldocrequest@northwesternmutual.com. Note: A summary prospectus for a Portfolio contains information on its first page about how to obtain a copy of the full Portfolio statutory prospectus. You can also visit www.nmprospectus.com to obtain these documents.
Payments We Receive
The Policy makes available both proprietary and non-proprietary Portfolios. The Series Fund is a proprietary Fund that has been included in part because it is managed by a subsidiary of the Company. For non-proprietary Portfolios offered through this Policy, we consider during the selection process whether a Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. Other factors we consider during the selection process include asset class coverage, management style, sector coverage, the strength of the investment adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of Invested Assets if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners.
We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Invested Assets of your Policy resulting from the performance of the Portfolios you have chosen.
Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates. However, the amount of such payments is not determinative as to whether a Portfolio is available through the Policy. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.20%. These payments are made for various purposes, including payment of services incurred by the Company and/or its affiliates in promoting and marketing the Policies and Portfolios. The Company and its affiliates may profit from these payments.
While not currently the case, certain Portfolios available under the Policy may adopt a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. The payments, which may be up to 0.25%, would be deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments would decrease such Portfolio’s investment return. We would also consider the receipt of these payments generally to be a positive factor when selecting Portfolios.
Additionally, an investment adviser or sub-adviser of a Portfolio (or of an underlying fund in which a Portfolio invests) or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.
Information About the Policy
We are no longer issuing this Policy.
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This prospectus describes the material provisions of the Policy. You should consult your Policy for more information about its terms and conditions, and for any state specific variations that may apply to your Policy.
Specified Amount
Your Policy’s initial amount of insurance coverage is its Initial Specified Amount. You selected the Specified Amount when you applied for the Policy, subject to a minimum and our insurability and other underwriting requirements. You may not increase the Specified Amount after initial purchase. The minimum Specified Amount was $100,000 for Issue Ages 15-59 and $50,000 for all other Issue Ages.
You may decrease the Specified Amount while the Policy is in force, generally upon written request and subject to our approval. We will not permit a decrease if such decrease results in a Specified Amount less than the minimum Specified Amount that would have been required for issuance of a new Policy at the time of the change. A decrease in the Specified Amount will be effective on a Monthly Processing Date, generally upon receipt of a written request, in Good Order at our Home Office. If the request is received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, the change in Specified Amount will be effective on that date. If the request is not received on a Monthly Processing Date, or on or after the close of trading on the NYSE on a Monthly Processing Date, the change in Specified Amount will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. We reserve the right to charge for more than one decrease to the Specified Amount in a Policy Year. We will deduct any such charge from the Invested Assets. (See “Charges and Expenses”).
Ownership Rights
As Owner of the Policy, you make the decisions about the Policy and Policy benefits while it is in force, without the consent of any beneficiary. If the Policy has more than one Owner, decisions with respect to the Policy and its benefits may be exercised only with the consent and authorization of all Owners. Generally, only Owners are entitled to important information about the Policy. Other persons, such as beneficiaries or payors, are entitled to only limited information.
To transfer ownership of the Policy to another person, the Owner must provide us written notification of the transfer and must supply any required information about the new Owner. We will not be responsible to the new Owner for any payment or other action taken by us until the written notification of the transfer is received by us at our Home Office. The transfer of ownership will then be effective as of the date the transfer form was signed. We may require you to send the Policy to our Home Office for endorsement to reflect the transfer of ownership. If the Owner is not the Insured, the Owner may name or change a successor Owner, who will become the new Owner upon the Owner’s death.
Modifying the Policy
Any Policy change that you request is subject to our then current insurability and processing requirements. Processing requirements may include, for example, completion of certain forms and satisfying certain evidentiary requirements.
If the Policy is changed or modified, we may make appropriate endorsements to the Policy, and we may require you to send your Policy to our Home Office for endorsement. Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by an officer of the Company. No agent or other person may bind us by waiving or changing any provision contained in the Policy.
Upon notice to you, we may modify the Policy:
•
to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (including any regulation issued by a government agency) to which the Policy, the Company, or the Separate Account is subject;
•
to ensure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
•
to reflect a change in the Separate Account’s operation.
Premium Payments
A minimum initial Premium Payment was required to put your Policy in force. The minimum initial Premium Payment was based on the Issue Age, underwriting classification and sex of the Insured, the Initial Specified Amount, any optional benefits and, if applicable, the Death Benefit Guarantee Period. For certain Death Benefit Guarantee Periods, a minimum Premium Payment is required to be paid in the first Policy Year.
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Although you must make sufficient Premium Payments to keep the Policy in force, there is no required schedule or amount of Premium Payments. However, if you elect a Death Benefit Guarantee, a minimum Premium Payment is required, referred to as the Benchmark Premium, to meet the Benchmark Premium Test. (See “Death Benefit Guarantee”). Unless the Death Benefit Guarantee is available to keep your Policy from terminating, investment results of the Divisions to which your Net Premium is allocated will affect the Premium Payments you are required to make to keep your Policy in force.
You may send Premium Payments to our Home Office or to a payment center designated by us. All payments must be made in U.S. Dollars payable through a U.S. financial institution. We accept Premium Payments by check or electronic funds transfer (“EFT”). Net Premiums are placed in the Separate Account on the date we receive your Premium Payment in Good Order at our Home Office and are credited at the Unit Value determined as of the date of receipt. Premiums received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and credited on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, they are deemed to be received and credited on the next Valuation Date. If your payment is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your payment to our then-current requirements. We generally will not accept cash, money orders, traveler’s checks or “starter” checks; however, in limited circumstances, we may accept some cash equivalents in accord with our anti-money laundering procedures. If you make a Premium Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Premium Payment by EFT is reversed, we reserve the right to reverse the transaction. We also reserve the right to recover any resulting losses incurred by us by withdrawing a sufficient amount of Policy Value. Although we do not anticipate delays in our receipt and processing premiums, we may experience such delays to the extent premiums are not received at our Home Office on a timely basis. Such delays could result in delays in the allocation of premiums. (See “Allocating Premiums to the Separate Account”).
We accept Premium Payments via our website if eligible. Electronic payments via our website must be made in accordance with our current procedures. However, we are not required to accept electronic payments, and we will not be responsible for losses resulting from transactions based on unauthorized electronic payments, provided we follow procedures reasonably designed to verify the authenticity of electronic payments. For more information on electronic payments see “Owner Inquiries.” We reserve the right to limit, modify, suspend or terminate the ability to make payments via our website at any time.
You may not make any Premium Payments after the Policy Anniversary nearest the Insured’s 121st birthday. You may not make additional Premium Payments of less than $25. A Premium Payment that would either exceed cumulative premium paid illustrated in the Application or increase the Policy’s Death Benefit more than it increases the Policy Value will be accepted only if: the insurance in force, as increased, will be within our issue limits; our insurability requirements are met; and the Premium Payment is received prior to the Policy Anniversary nearest the Insured’s 85th birthday.
We have the right to limit or refund a Premium Payment or make distributions from the Policy as necessary to continue to qualify the Policy as life insurance under federal tax law, including the classification of your Policy as a modified endowment contract. If mandated under applicable law, we may be required to reject a Premium Payment. We may accept a premium at the direction of the Owner, however, even if it would cause the Policy to be classified as a modified endowment contract. (See “Tax Considerations”). If we receive a Premium Payment before its due date in circumstances where allocating such Premium to your Policy could result in your Policy failing to qualify as life insurance or being classified as a modified endowment contract, or where the Premium Payment was intended to be applied as of its due date, depending on you or your Financial Representative’s instructions we may hold the Premium or partial Premium Payment in a non-interest bearing account until its due date, at which time we will allocate your payment to the Divisions according to your then current allocation instructions. Excess payment amounts are applied once instructions are received in Good Order.
If mandated under applicable law, we may also be required to provide information about you and your account to government regulators.
If there is Policy Debt, payments received at our Home Office, or to a payment center designated by us, will be treated as payments to reduce Policy Debt unless designated as Premium Payments. (See “Policy Loans”).
Allocating Premiums to the Separate Account
Net Premiums are allocated into the Divisions as you directed in the Application for your Policy or in subsequent requests to change your allocations. You may invest in up to 30 Divisions at a time. You may change your allocation for future Net Premiums at any time. The change will be effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, we will continue to credit Net Premiums to your Policy according to the allocation instructions then in effect and either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request with our then-current requirements.
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In order to take full advantage of these features, you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. Investment returns from amounts allocated to the Divisions will vary with the investment performance of the Divisions and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Divisions. You should periodically review your allocation instructions in light of market conditions and your overall life insurance and financial objectives. Your Financial Representative may provide us with instructions on your behalf involving the allocation of Invested Assets among available Divisions, subject to our rules and requirements, including the restrictions on short-term and excessive trading.
You may request allocation changes in writing (including via facsimile or, under limited circumstances, by email) or by calling Advanced Markets Operations at (866) 464-3800. Where allowable by applicable law, a Policy Owner’s Financial Representative may provide us with allocation changes on behalf of a Policy Owner subject to our current procedures, rules and requirements. You may also submit allocation instructions via the Internet at www.northwesternmutual.com (“Electronic Instructions”) in accordance with our then-current Internet procedures provided you have properly authorized us to accept Electronic Instructions in advance of your request. For more information see “Owner Inquiries.” Please note that we are not required to accept Electronic Instructions and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. We reserve the right to limit, modify, suspend or terminate the ability to make requests via Electronic Instructions.
Policy Value and Invested Assets
The Policy Value is equal to the Invested Assets plus Policy Debt. Invested Assets equal Invested Assets on the immediately preceding Valuation Date, plus any of the following items applicable to the current Valuation Date:
•
any increase attributable to the portion of Invested Assets in Divisions that experience a positive rate of return for the current Valuation Period;
•
any additional Net Premium;
•
any loan repayment and accrued loan interest payment; and
•
any dividends directed to increase Policy Value;
minus any of the following items applicable to the current Valuation Date:
•
any decrease attributable to the portion of Invested Assets in Divisions that experience a negative rate of return for the current Valuation Period;
•
the Monthly Policy Charge;
•
any Policy loans;
•
any withdrawals and withdrawal fees; and
•
any fees for changes in Death Benefit option, reduction in Specified Amount and transfers.
Death Benefit
Life Insurance Benefit As long as your Policy is in force, we will pay the Life Insurance Benefit to your beneficiary or beneficiaries once we receive at our Home Office satisfactory proof of the Insured's death. We will pay the Life Insurance Benefit either in a lump sum or, at your option or the option of your beneficiary, by establishing a fixed Income Plan in the beneficiary’s name. (See “Other Benefits Available Under the Policy—Income Plans”). Payments under these plans are from our General Account, and are subject to the claims of our creditors. Owners must look to the financial strength of the Company and its General Account with regard to guarantees under the Policy.
The amount of the Life Insurance Benefit will be:
•
the Death Benefit, or the Guaranteed Minimum Death Benefit if the Policy is in force under the Death Benefit Guarantee; minus
•
the amount of any Policy Debt; minus
•
the amount of any adjustments to the Life Insurance Benefit where (i) the Death Benefit Guarantee is keeping the Policy in force and the Insured dies during the Death Benefit Guarantee Grace Period or (ii) the Insured dies during a Policy Grace Period. (See “Death Benefit Guarantee Grace Period” and “Termination and Reinstatement”).
These amounts will be determined as of the date of the Insured's death. Even though the Owner does not have the right to take any Policy loans or withdrawals after the date of the Insured's death, any Policy loans or withdrawals that are taken after the date of the Insured's death will be deducted from the Life Insurance Benefit.
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We will pay the Life Insurance Benefit to the beneficiary if he or she survives the Insured and is alive on the date of payment. (See “Other Policy Provisions—Naming a Beneficiary”). If no Income Plan is elected, we will pay interest on the Life Insurance Benefit from the date of the Insured’s death based on rates declared by the Company or as required by applicable state law. The investment performance of the Portfolios, as well as the charges and expenses under your Policy, may decrease your Death Benefit. Death Benefits may be limited for Insureds under the age of fifteen in the state of New York.
The Company will usually mail the proceeds of your Life Insurance Benefit within seven days after we receive all satisfactory proof of death at our Home Office. However, we may postpone payment after proof of death whenever the NYSE is closed or restricted (other than on customary weekend and holidays) or if the SEC permits such a delay by rule, order or declaration. During any such postponement, proceeds will be held in our General account and are subject to the claims of our creditors.
Death Benefit Options The Death Benefit before the Policy Anniversary nearest the Insured’s 121st birthday is determined by the Death Benefit option in effect at the time of the Insured’s death. The Death Benefit on and after the Policy Anniversary nearest the Insured’s 121st birthday will be equal to the Policy Value. If you select the Death Benefit Guarantee option with a lifetime period and the guarantee has not previously terminated, then the Death Benefit on and after the Policy Anniversary nearest the Insured’s 121st birthday will be the greater of the Policy Value or the Guaranteed Minimum Death Benefit.
The option you choose on your Application will generally depend on whether you prefer an increasing Death Benefit or a larger Policy Value, but in each case the Death Benefit will be at least the Minimum Death Benefit required for your Policy to qualify as life insurance under the Code. For purposes of Option C, cumulative Premium Payments do not include amounts credited to the Policy under either the (i) Waiver Benefit: Payment of Specified Monthly Charges Upon Total Disability or (ii) Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability.
The Policy provides for three Death Benefit options:
Specified Amount (Option A)
Specified Amount plus Policy Value (Option B)
Specified Amount plus Cumulative Premiums minus Cumulative Withdrawals (Option C)
All three death benefit options may not be available in all states. We calculate the amount available under the applicable Death Benefit option as of the date of the Insured’s death.
The option you choose on your Application will generally depend on whether you prefer an increasing Death Benefit or a larger Policy Value, but in each case the Death Benefit will be at least the Minimum Death Benefit required for your Policy to qualify as life insurance under the Code. For purposes of Option C, cumulative Premium Payments do not include amounts credited to the Policy under the Payment of Selected Monthly Premium Upon Total Disability.
Minimum Death Benefit The Minimum Death Benefit is the amount required by federal tax law to maintain the Policy as a life insurance contract. Under any of the Death Benefit options, we will increase the Death Benefit if necessary to satisfy this requirement.
A Policy must satisfy one of two testing methods to qualify as life insurance for federal income tax purposes. You may choose either the Guideline Premium/Cash Value Corridor Test or the Cash Value Accumulation Test. Both tests require the Policy’s Death Benefit to equal or exceed a defined relationship to, or multiple of, the Policy Value. You make the choice of testing methods when you purchase a Policy and it cannot be changed.
For the Guideline Premium/Cash Value Corridor Test the minimum multiples of Death Benefit to the Policy Value are shown in the following table.
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Guideline Premium/Cash Value—Corridor Test Multiples
Attained Age	Policy Value %	Attained Age	Policy Value %
40 or under	250	61	128
41	243	62	126
42	236	63	124
43	229	64	122
44	222	65	120
45	215	66	119
46	209	67	118
47	203	68	117
48	197	69	116
49	191	70	116
50	185	71	113
51	178	72	111
52	171	73	109
53	164	74	107
54	157	75-90	105
55	150	91	104
56	146	92	103
57	142	93	102
58	138	94	101
59	134	95 or over	100
60	130
For the Cash Value Accumulation Test, the minimum multiples of Death Benefit to the Policy Value are calculated using net single premiums based on the Attained Age of the Insured, the Policy’s underwriting classification and a 4% interest rate, with an adjustment made for certain kinds of optional benefits, if any.
Generally, the Guideline Premium/Cash Value Corridor Test has lower minimum multiples than the Cash Value Accumulation Test. This means that, given the same Policy Value, the minimum Death Benefit permissible by federal income tax law may be greater under the Cash Value Accumulation test than under the Guideline Premium/Cash Value Corridor Test. The Guideline Premium/Cash Value Corridor Test generally requires a lower Death Benefit and therefore a lower corresponding cost of insurance charge. However, the Guideline Premium/Cash Value Corridor Test limits the amount of Premium Payment that may be paid in each Policy Year. Generally, the Cash Value Accumulation Test has no such annual limitation, and allows more Premium Payments to be paid during the early Policy Years.
Changing Death Benefit Options You may change the Death Benefit option at any time while the Policy is in force, upon written request and subject to our approval. Death Benefit option changes are subject to our insurability requirements and issue limits. In addition, we will not permit a change if it is not allowed in your state or if it would result in either (i) your Policy being disqualified as a life insurance contract under federal tax law, or (ii) a Specified Amount less than the minimum Specified Amount we require for issuance of a new Policy at the time of the change. A Death Benefit option change may affect the Policy Value and Specified Amount, and also result in changes to, or termination of, the Death Benefit Guarantee. The Cost of Insurance Charge will increase if a change results in a larger net amount at risk. (See “Monthly Policy Charges and Service Charges”). A Death Benefit option change results in the same net amount at risk at the time of the change, but may result in a larger net amount at risk over time than had the change not occurred. For example, a change from Death Benefit Option A to Option B should result in moving from a net amount at risk that would decline over time (assuming increasing Policy Value) to a net amount at risk that would remain level over time. Changing the Death Benefit option may have tax consequences. (See “Tax Considerations”).
If your request is received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, a change in the Death Benefit option will be effective on that date. If the written request is not received on a Monthly Processing Date, or is received on or after the close of trading on a Monthly Processing Date, it will be effective on the next Monthly Processing Date. We reserve the right to charge for a Death Benefit option change, and will deduct any such charges from Invested Assets. (See "Charges and Expenses").
Death Benefit Guarantee The Policy offers an optional Death Benefit Guarantee Period elected at issue. See “Other Benefits Available Under the Policy” for more information about this benefit.
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Other Benefits Available Under the Policy
In addition to the standard death benefits associated with your Policy, other standard and/or optional benefits may also be available to you. The following table(s) summarize information about those benefits. If applicable, information about the fees associated with each benefit included in the table may be found in the Fee and Expense Tables.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Limitations/Restrictions
Waiver Benefit: Payment of Specified Monthly Charges Upon Total Disability	Permits an Insured who has become totally disabled to make minimum premium payments equal the monthly charges without the Policy lapsing	Optional
•Not available for all
ages or
underwriting
classifications
•The disability must
result from an
accident or
sickness and must
last for at least six
months
•There is a charge
for this benefit
•Not available if you
have elected the
Selected Monthly
Premium Benefit

Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability	Permits an Insured who has become totally disabled to make minimum premium payments equal to or greater than monthly charges without the Policy lapsing	Optional
•Not available for all
ages or
underwriting
classifications
•The disability must
result from an
accident or
sickness and must
last for at least six
months
•There is a charge
for this benefit
•Not available if you
have elected
Specified Monthly
Charges Benefit

Additional Purchase Benefit	Allows the Owner to purchase additional life insurance policies on the life of the Insured without proof of insurability	Optional	•Not available for all ages or underwriting classifications •There is a charge for this benefit
Death Benefit Guarantee	Allows you to select a Death Benefit Guarantee Period during which the Policy is guaranteed not to terminate due to insufficient value in your Policy	Optional	•Must be elected at issue •Monthly charges will reduce the value in your Policy during the guarantee period, which may eventually result in termination •There is a charge for this benefit
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Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Limitations/Restrictions
Income Plans	In lieu of a lump sum, the Death Benefit and surrender proceeds may be payable in a monthly (or less frequent) payments over a period of time	Standard
•Must be selected
by owner
•Payments are
subject to fixed
rates and not
investment
performance of the
Portfolios
•For death benefit
proceeds, must be
selected while the
Insured is living or
within 60 days
after the death of
the insured

Exchange for a Fixed Benefit Policy	Allows you to exchange your Policy for a life insurance policy with benefits that do not vary with the investment experience of the underlying Portfolios	Standard
•Requires premium
payments be paid
•There may be a
cost associated
with exchange
•Exchange may have
tax consequences
•The ability to
exchange during
periods after the
period mandated
by your state may
be terminated at
any time

Paid-up Insurance	Under certain conditions allows the Owner to change the Policy to a policy free of minimum premium payment obligations	Standard
•Must be selected
by owner and
requires minimum
Cash Surrender
Value
•Election is
irrevocable
•Policy debt and
charges continue
•When in force as
Paid-up insurance,
no additional
premium is allowed
on the Policy, your
Death Benefit
option will be
irrevocably
changed and you
may not add
optional benefits to
the Policy

Dollar Cost Averaging	On a monthly basis, automatically transfers a specific amount from the Government Money Market Division into the other Divisions you have selected	Standard	•Must be selected by owner
Portfolio Rebalancing	Automatically rebalances the Divisions you select (either monthly, quarterly, semi-annually or annually) to maintain your chosen allocations among the Divisions	Standard	•Must be selected by owner
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Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Limitations/Restrictions
Asset Allocation Models	Allocation models are available that comprise a combination of Divisions representing various asset classes with various levels of risk tolerance	Standard
•Must be selected
by owner
•Only one model is
available at a time
•Models are “static”
and therefore the
Owner must make
an affirmative
election to change
models
•Available models
may change in the
future

Optional Benefits Available for a Charge
There are four optional benefits for purchase under the Policy:
(1)
the Waiver Benefit: Payment of Specified Monthly Charges Upon Total Disability (“Specified Monthly Charges Benefit”);
(2)
the Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability (“Selected Monthly Premium Benefit”);
(3)
the Additional Purchase Benefit; and
(4)
the Death Benefit Guarantee
The Specified Monthly Charges Benefit and the Selected Monthly Premium Benefit may be elected at any time while the Insured is between Attained Ages 0 and 59, inclusive. The Additional Purchase Benefit may be elected while the Insured is between Attained Ages 0 and 38, inclusive. If the Owner seeks to add an optional benefit after the Policy has been issued, the addition of the benefit will be subject to the Company’s then-current underwriting standards. You may select either the Specified Monthly Charges Benefit or the Selected Monthly Premium Benefit, but not both. These optional benefits are not available for all Attained Ages and underwriting classifications. The Death Benefit Guarantee must be elected at issue.
If you select one or more of these optional benefits, a charge for the benefit will be added to the Monthly Policy Charge. (See “Periodic Charges Other than Fund Operating Expenses”). Any such charge will continue to be assessed as long as the benefit remains in force, except that charges for the Specified Monthly Charges Benefit and the Selected Monthly Premium Benefit will be waived when the Insured is totally disabled, subject to the terms and conditions of the applicable benefit. Once the Policy has been issued, the optional benefits above (other than the Death Benefit Guarantee) may be added to the Policy, subject to the Company’s insurability requirements and other rules. If the written request to terminate the optional benefits above (other than the Death Benefit Guarantee) is received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, the request will be effective on that date. If the request is not received on a Monthly Processing Date, or is received on or after the close of trading on the NYSE, it will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.
Specified Monthly Charges Benefit Subject to applicable terms and conditions, the Specified Monthly Charges Benefit provides for the payment of the premium amount required to cover the current Monthly Policy Charges (other than the Monthly Policy Debt Expense Charge) that come due during the total disability of the Insured, if the total disability is due to accident or sickness and it begins on or before the Policy Anniversary nearest the Insured’s 60th birthday. If the total disability begins after the Policy Anniversary nearest the Insured’s 60th birthday, the benefit provides for the payment of all current Monthly Policy Charges (other than the Monthly Policy Debt Expense Charge) that come due during the total disability of the Insured until the Policy Anniversary nearest the Insured’s 65th birthday.
A total disability is one which prevents the Insured from engaging in an occupation. For the first 24 months of total disability, an occupation is the one that the Insured has at the time the Insured becomes disabled. After 24 months, an occupation is one for which the Insured is qualified by education, training or experience. To be covered, the total disability must begin while the benefit is in force; the total disability must result from an accident or sickness; and the total disability must last for at least six consecutive months. The Company will determine the existence of total disability based on the proof of claim submitted and other information gathered by the Company. This optional benefit is not available to be added to the Policy if, on the date the
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optional benefit is requested, the Insured is totally disabled, or, as noted above, the Attained Age or underwriting classification of the Insured is outside the range within which the Company offers this optional benefit, or should this optional benefit become unavailable in your state of issue.
This benefit terminates on the earliest of: (1) the Policy Anniversary that is nearest the 65th birthday of the Insured unless the Insured became totally disabled prior to the Policy Anniversary that is nearest the 60th birthday of the Insured; (2) when the Policy terminates; (3) when the Policy becomes Paid-Up insurance; or (4) when the Owner’s written request to terminate the benefit is received at our Home Office.
The amounts paid under this benefit are treated as Premium Payments subject to the terms of the Policy, except that if the Policy has Death Benefit Option C, then the amounts paid under this benefit will not be included in the cumulative Premium Payments that are used in the calculation of the Death Benefit. The amounts paid under this benefit are treated as Premium Payments for purposes of the Benchmark Premium Test, if applicable to the Policy. The amounts paid under this benefit are subject to the same transaction fees as any other Premium Payment. (See “Charges and Deductions-Premium Expense Charges”). Under this benefit, the premium amount paid under the benefit will be an amount that, after deducting the Premium Expense Charges, will equal the Specified Monthly Charges.
Example: John Doe, age 57, lost his right hand in a car accident and became totally disabled from his job as a roof tiler. John’s policy has a Specified Monthly Charges Benefit. On a particular monthly processing date, John’s monthly policy charges total $5,000, which are John’s monthly charges after a premium expense charge. John’s benefit will pay $5,000 into the policy on that monthly processing date.
Selected Monthly Premium Benefit Subject to applicable terms and conditions, the Selected Monthly Premium Benefit provides for the payment of the greater of (1) a premium amount selected by the Owner subject to Company limitations (e.g. the range of dollar amounts which at a minimum maintain the Policy or at a maximum reach the Company’s then-current Premium waiver limits), or (2) the premium amount required to cover the current Monthly Policy Charges (other than the Monthly Policy Debt Expense Charge) that come due during the total disability of the Insured, if the total disability is due to accident or sickness and it begins on or before the Policy Anniversary nearest the Insured’s 60th birthday. If the total disability begins after the Policy Anniversary nearest the Insured’s 60th birthday, the benefit provides for the payment of the greater of (1) premium amount selected by the Owner subject to Company limitations, or (2) the premium amount required to cover the current Monthly Policy Charges (other than the Monthly Policy Debt Expense Charge) that come due during the total disability of the Insured until the Policy Anniversary nearest the Insured’s 65th birthday.
A total disability is one which prevents the Insured from engaging in an occupation. For the first 24 months of total disability, an occupation is the one that the Insured has at the time the Insured becomes disabled. After 24 months, an occupation is one for which the Insured is qualified by education, training or experience. To be covered, the total disability must begin while the benefit is in force; the total disability must result from an accident or sickness; and the total disability must last for at least six consecutive months. The Company will determine the existence of total disability based on the proof of claim submitted and other information gathered by the Company. This optional benefit is not available to be added to the Policy if, on the date the optional benefit is requested, the Insured is totally disabled, or, as noted above, the Attained Age or underwriting classification of the Insured is outside the range within which the Company offers this optional benefit, or should this optional benefit become unavailable in your state of issue.
This optional benefit terminates on the earliest of: (1) the Policy Anniversary that is nearest the 65th birthday of the Insured unless the Insured became totally disabled prior to the Policy Anniversary that is nearest the 60th birthday of the Insured; (2) when the Policy terminates; (3) when the Policy becomes Fixed Paid-Up insurance; or (4) when the Owner’s written request to terminate the benefit is received at our Home Office.
The amounts paid under this benefit are treated as Premium Payments subject to the terms of the Policy, except that if the Policy has Death Benefit Option C, then the amounts paid under this benefit will not be included in the cumulative Premium Payments that are used in the calculation of the Death Benefit. The amounts paid under this benefit are treated as Premium Payments for purposes of the Benchmark Premium Test, if applicable to the Policy. The amounts paid under this benefit are subject to the same transaction fees as any other Premium Payment. (See “Charges and Deductions-Premium Expense Charges”).
Example: John Doe, age 57, lost his right hand in a car accident and became totally disabled from his job as a roof tiler. John’s policy has a Selected Monthly Premium Benefit with a selected monthly premium amount of $7,000. Afterward, on a particular monthly processing date, John’s monthly policy charges total $5,000. John’s Selected Monthly Premium Benefit will pay $7,000 into the policy on that monthly processing date.
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Additional Purchase Benefit Subject to the terms and conditions of the benefit, the Additional Purchase Benefit gives the Owner the right to purchase additional life insurance policies on the life of the Insured up to Attained Age 40 at specified dates without proof of insurability. This optional benefit terminates on the Policy Anniversary nearest the 40th birthday of the Insured. It will terminate earlier: (1) when the Policy terminates; (2) when the Policy becomes Fixed Paid-Up insurance; (3) on the use of the final purchase right under the benefit; or (4) when the Owner’s written request to terminate the benefit is received at our Home Office.
Example: Jane Doe, age 28, is the owner and insured of her policy and decides she wants an additional $50,000 of life insurance. Jane purchases her policy without the Company requiring evidence of insurability.
Death Benefit Guarantee The Policy offers a Death Benefit Guarantee Period which can range up to the lifetime of the Insured, depending on the Death Benefit option selected and Issue Age of the Insured. The Death Benefit Guarantee Period is optional and is elected on the application and established at issue by the applicant. A Death Benefit option change may result in changes to, or termination of, the Death Benefit Guarantee. There is a charge for the Death Benefit Guarantee (see “Fee and Expense Tables–Periodic Charges” and “Charges and Deductions–Monthly Policy Charges and Service Charges”). The Death Benefit Guarantee Period is shown on the Policy schedule pages.
The Death Benefit Guarantee is available to protect the Policy from terminating during the Death Benefit Guarantee Period so long as the Death Benefit Guarantee Test is met. (See “Death Benefit Guarantee Test”). The Death Benefit Guarantee keeps the Policy in force when the Policy does not have enough Cash Surrender Value to pay the current Monthly Policy Charge and the Policy would otherwise terminate without value. (See “Termination and Reinstatement”).
When the Policy does not have sufficient Cash Surrender Value to pay the current Monthly Policy Charge and is being kept in force by the Death Benefit Guarantee, the Monthly Policy Charges will first reduce the Invested Assets, if any, to zero and will then accumulate as due and unpaid. Then, when you make a Premium Payment, we will deduct accumulated due and unpaid Monthly Policy Charges from Invested Assets. At the end of the Death Benefit Guarantee Period, if the Cash Surrender Value is less than the current Monthly Policy Charges, the Policy will enter the Policy Grace Period and an additional Premium Payment will be required to keep the Policy in force. (See “Termination and Reinstatement”).
Guaranteed Minimum Death Benefit If the Policy is being kept in force by the Death Benefit Guarantee when the Insured dies, the gross amount of death proceeds will be the Guaranteed Minimum Death Benefit (“GMDB”) regardless of the Death Benefit option in effect. On the Date of “Issue” the GMDB equals the Specified Amount. After the Date of Issue, if there is a Policy change that decreases the Specified Amount below the current GMDB, including a Death Benefit option change that decreases the Specified Amount, then the GMDB will be reduced to equal the new Specified Amount.
Death Benefit Guarantee Test During the Death Benefit Guarantee Period, the Death Benefit Guarantee keeps the Policy from terminating, provided that the Death Benefit Guarantee Test is met. Unless the Death Benefit Guarantee was previously terminated, the Death Benefit Guarantee Test will be performed on each Monthly Processing Date during the Death Benefit Guarantee Period or until the Policy Anniversary nearest the Insured’s 121st birthday, if sooner.
For Policies that are eligible for the Benchmark Cash Value Test, the Death Benefit Guarantee Test will be met if either the Benchmark Premium Test or the Benchmark Cash Value Test is met. A Policy is not eligible for the Benchmark Cash Value Test if: (1) Death Benefit Option B or C is elected; or (2) the Death Benefit Guarantee period is less than 15 years; or (3) the Issue Age is over 60 and the underwriting classification is substandard. For Policies that are not eligible for the Benchmark Cash Value Test, the Death Benefit Guarantee Test will be met if the Benchmark Premium Test is met. The Policy schedule pages indicate whether the Policy is eligible for the Benchmark Cash Value Test.
If the Death Benefit Guarantee Test is not met on a Monthly Processing Date, the Death Benefit Guarantee will enter a Death Benefit Guarantee Grace Period.
Benchmark Premium Test The Benchmark Premium Test is met provided that:
(1)
on the current Monthly Processing Date, (a) is greater than or equal to (b) where:
(a)
is the cumulative Premium Payments minus the sum of the following:
•
the cumulative withdrawals; and
•
principal loan balance (See “Policy Loans”); and
(b)
is the cumulative Death Benefit Guarantee Premiums for the current Monthly Processing Date;
AND
(2)
the Death Benefit Guarantee Test has been met on all prior Monthly Processing Dates, and has not previously been terminated due to a loan or withdrawal causing the test to not be met.
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The Benchmark Premium Test will be deemed to have been met on Monthly Processing Dates during a Death Benefit Guarantee Grace Period if (i) the Benchmark Premium Test was met on the Monthly Processing Date immediately preceding the Death Benefit Guarantee Grace Period, and (ii) the required payment is paid prior to the expiration of the Death Benefit Guarantee Grace Period.
The Death Benefit Guarantee Benchmark Premium is shown in the Policy schedule pages. This amount is generally calculated as the level premium amount which would be sufficient to fund the Policy until the end of the Death Benefit Guarantee Period, assuming a 4% net annual investment rate of return and the deduction of mortality and expense charges not in excess of guaranteed maximum rates. The Death Benefit Guarantee Benchmark Premium varies based on the Insured’s Issue Age and underwriting classification, the Specified Amount, the Death Benefit option, the Death Benefit Guarantee Period, and any optional benefits. It is used solely to determine whether or not the Benchmark Premium Test is met.
Benchmark Cash Value Test Provided the Death Benefit Guarantee has not terminated, the Benchmark Cash Value Test is met when, on a Monthly Processing Date, the Cash Surrender Value is greater than or equal to the Benchmark Cash Value for the current Monthly Processing Date. Once the Benchmark Cash Value Test is met, it will continue to be met regardless of any change in the Cash Surrender Value, unless a Retest Event (defined below) occurs.
The Benchmark Cash Values are set forth in the Policy schedule pages if the Policy is eligible for the Benchmark Cash Value Test. A table of Benchmark Cash Values is provided because the amount varies for each Monthly Processing Date. On a Monthly Processing Date, the Benchmark Cash Value is the Cash Surrender Value which would be sufficient to fund the Policy for the lifetime of the Insured without any additional Premium Payments, assuming a 4% net annual investment rate of return and mortality and optional benefit charges not in excess of guaranteed maximum rates. The Benchmark Cash Values vary based on the Insured’s Issue Age and underwriting classification, and the Specified Amount and any optional benefits. The Benchmark Cash Value is used solely to determine whether or not the Benchmark Cash Value Test is met.
A Retest Event is defined as a withdrawal, a Policy loan, a failure to pay accrued loan interest when due, or a change by the Owner to the terms of the Policy that could result in an increase in the Company’s risk under the Policy. If a Retest Event occurs, the Benchmark Cash Value Test will be met if the Cash Surrender Value is greater than or equal to the Benchmark Cash Value as of the effective date of the Retest Event. If the Benchmark Cash Value Test is not met on the effective date of the Retest Event, it may be met on a subsequent Monthly Processing Date, provided that the Death Benefit Guarantee was not previously terminated, and the Cash Surrender Value is greater than or equal to the Benchmark Cash Value on that Monthly Processing Date. Subsequent to any Retest Event, once the Benchmark Cash Value Test is met, it will continue to be met, regardless of any changes in the Cash Surrender Value, until another Retest Event occurs.
See Appendix B for examples of the operation of the Benchmark Premium Test and the Benchmark Cash Value Test.
Extension of Death Benefit Guarantee Period If your Policy is eligible for and meets the Benchmark Cash Value Test, at the end of the Death Benefit Guarantee Period we will automatically extend the Death Benefit Guarantee Period to a Lifetime Death Benefit Guarantee Period. As a result, the Death Benefit Guarantee will remain in effect so long as the Benchmark Cash Value Test is met.
If your Policy (a) is eligible for but does not meet the Benchmark Cash Value Test at the end of the Death Benefit Guarantee Period, and (b) uses the Cash Value Accumulation Definition of Life Insurance Test, we will offer you a one-time opportunity to extend the Death Benefit Guarantee Period to a Lifetime Death Benefit Guarantee Period, provided the Death Benefit Guarantee was not previously terminated. Once the Death Benefit Guarantee Period has been extended to a Lifetime Death Benefit Guarantee Period, the Policy will no longer be eligible for the Benchmark Cash Value Test. The election of a Lifetime Death Benefit Guarantee Period will result in a new Death Benefit Guarantee Benchmark Premium for Monthly Processing Dates on and after the effective date of the election. The Death Benefit Guarantee will remain in effect so long as the Death Benefit Guarantee Test is met.
Termination of Death Benefit Guarantee For Failure to Meet Death Benefit Guarantee Test If on a Monthly Processing Date the Death Benefit Guarantee Test is not met, you will have 61 days to make an additional payment to keep the Death Benefit Guarantee, provided the Death Benefit Guarantee Period is not already scheduled to expire during that 61-day period. The Death Benefit Guarantee Grace Period will begin on the date we send you written notice of the amount of payment you must make. The minimum payment that you must make will be the amount necessary to meet the Death Benefit Guarantee Test at the end of the Death Benefit Guarantee Grace Period.
The Death Benefit Guarantee will continue during the Death Benefit Guarantee Grace Period, terminating at the end of such period if you do not make the required payment. If you do not make the required payment, you will not be able to reinstate the Death Benefit Guarantee.
When the Death Benefit Guarantee terminates, the Policy will still remain in force provided the Cash Surrender Value on the Monthly Processing Date is greater than the Monthly Policy Charges. If, however, this requirement is not met, the Policy will enter the Policy Grace Period, during which time you may still avoid termination of your Policy provided you make sufficient payments to keep your Policy in force. (See “Termination and Reinstatement”).
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If the Insured dies during the Death Benefit Guarantee Grace Period and the Death Benefit Guarantee is keeping the Policy in force, we will deduct from the Life Insurance Benefit the amount of the payment required to meet the Death Benefit Guarantee Test as of the last Monthly Processing Date preceding or on the date of death of the Insured.
Example: John Doe elected a ten-year Death Benefit Guarantee Period when he purchased his policy and has met his Death Benefit Guarantee Test every month. On a monthly processing date in the eighth year, John’s policy has the following characteristics:
Cash Surrender Value = $80
Monthly Policy Charges = $100
Cumulative Premiums to date = $20,000
Cumulative Withdrawals to date = $1,000
Principal Loan Balance = $0
Cumulative Monthly Death Benefit Guarantee Premiums = $18,000
John’s policy does not have enough cash surrender value to cover monthly policy charges and would normally enter the policy grace period and eventually terminate. However, John’s policy does not enter the policy grace period because his cumulative premium amount (less withdrawals and loans) ($20,000 - $1,000 = $19,000) is greater than his cumulative monthly Death Benefit Guarantee Premium amount ($18,000), which was an amount determined when John purchased the policy. Amounts needed to cover the outstanding charges are deducted from the value of John’s policy.
Standard Benefits Available At No Charge
Income Plans Upon the death of the Insured , if an Income Plan was not previously elected by the Owner and in lieu of a lump sum payment, your beneficiary may elect to receive his or her share of the Life Insurance Benefit by either of the following fixed Income Plan options. You may also elect to have surrender proceeds paid by either of these options. Payments under a fixed Income Plan option are not affected by the investment performance of the Divisions after the date of surrender or the date of the Insured's death. Payments under fixed Income Plan options will be based on rates declared by the Company on the effective date of the Income Plan. Those rates will not be less than the rates shown in your Policy. The monthly income payment rates applicable to life Income Plans are based on current interest rates (i.e., the rates necessary to provide the minimum level of income provided by the Company’s single premium immediate annuity as of the effective date of the Income Plan), as well as the Company’s expenses and mortality experience. Those rates will not be less than the rates shown in your Policy. The rates shown in your Policy are based on a fixed interest rate described in your Policy, expense load (if any), and industry mortality experience with projected mortality improvements. Please read your Policy for specific details, including the effect of mortality improvement. There is no additional charge for electing an Income Plan option. We may offer additional Income Plans.
•
Single Life Income We will make monthly payments for the selected certain period. The options for the certain period are zero years (i.e., no certain period), ten years, twenty years or for Policies issued prior to June 10, 2013, a refund period which continues until the sum of the payments that have been made is equal to the amount that was originally applied under the Income Plan. If the payee lives longer than the certain period, payments will continue for his or her life. In cases where a ten or twenty year certain period is elected, if the payee dies before the end of the certain period, the balance of the certain period payments will be paid to the Income Plan beneficiaries your beneficiary designates. Where a certain period of zero years was elected and the Income Plan beneficiary dies before the first scheduled payment, then no payments will be paid.
•
Joint and Survivor Life Income We will make monthly payments for a 10-year certain period, and thereafter for as long as either of the individuals upon whose lives income payments are based is living. If both payees die before the end of the certain period, the balance of the certain period payments will be paid to the Income Plan beneficiary or to beneficiaries your beneficiary designates.
In general, the monthly payments under a joint and survivor life Income Plan will be lower than, but may be payable for a longer period than, a single life Income Plan.
The Owner may elect an Income Plan for each beneficiary’s share of the Life Insurance Benefit:
•
while the Insured is living; or
•
during the first 60 days after the death of the Insured, if the Insured at the time of his or her death was not the Owner. An election made during that 60-day period may not be revoked.
An Owner may make or change Income Plan elections by contacting the Home Office or an authorized Financial Representative may provide us with an election on behalf of a Policy Owner subject to our current procedures, rules and requirements.
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Subject to the Owner’s rights, and upon providing any information that we may require, a direct or contingent beneficiary may elect an Income Plan for his or her share of the Life Insurance Benefit and/or name his or her own beneficiary for the Income Plan value, if any, remaining on his or her death. If no such Income Plan beneficiary is named, then the Income Plan beneficiary for the remaining value, if any, shall be the estate of the deceased direct or contingent beneficiary. Income Plan beneficiaries may continue to receive payments of the remaining value under the terms of the Income Plan in effect on the death of the direct or contingent beneficiary.
Withdrawal The remaining value, if any, in an Income Plan may be withdrawn in a lump sum upon the death of all individuals upon whose lives income payments are based. The withdrawal value will be the present value of any unpaid payments for the remaining certain period. The present value will be based on the rate of interest used to determine the amount of the payments.
Limitations A direct or contingent beneficiary who is a natural person may be paid under a Life Income Plan only if the payments depend on his or her life. A non-natural person may be paid under a Life Income Plan only if payments depend on the life of the Insured’s spouse or the Insured’s dependent.
Payment Frequency Upon written request, we will make payments once every 3, 6, or 12 months instead of each month.
Example: John Doe was the owner and insured of a policy and had elected a single life income plan for a ten-year certain period. Upon his death, in lieu of paying life insurance proceeds from the policy to his wife Jane, his beneficiary, in a lump sum, the Company made reduced amounts of monthly payments to her spread out over that time period while the remaining balance earned interest.
Increase of Monthly Income For Policies issued prior to June 10, 2013 (or prior to September 18, 2013 in the state of California), a direct or contingent beneficiary may, at the time the Income Plan elected takes effect, increase the amount of the monthly payments under the Life income Plan by making an annuity premium payment to the Company. We will apply the net annuity premium to the Income Plan. The net annuity premium is the amount of the annuity premium payment less a charge of not more than 2% and less any premium tax. The net annuity premium will be applied under the same Income Plan and at the same rates as the proceeds. The Company may limit this net annuity premium to an amount that is equal to the direct or contingent beneficiary’s share of the proceeds payable under this Policy. The Company may accept the annuity premium payment when the Income Plan goes into effect or for a period thereafter in accordance with the Company’s then-current administrative procedures. This option is not available for Policies issued on or after June 10, 2013 (or on or after September 18, 2013 in the state of California).
Exchange for a Fixed Benefit Policy It is currently Company practice to allow you to exchange your Policy for a life insurance policy with benefits that do not vary with the investment experience of the Separate Account (“Fixed Benefit Policy”). We may modify or terminate this accommodation at any time with or without notice unless your state or the terms of your Policy provide for such an exchange. You may elect the exchange at any time within twelve months (or longer if required by state law) after the issue date of the Policy provided premiums are duly paid. We reserve the right to require evidence of insurability. Depending on the timing and the individual circumstances surrounding the exchange, the Fixed Benefit Policy will be on the life of the same Insured and will have a Death Benefit at least as great as the initial Death Benefit of your Policy (assuming no decrease in Specified Amount prior to the exchange). The exchange may be subject to an equitable cash adjustment, which will recognize the investment performance of the Policy through the effective date of the exchange and may have tax consequences. An exchange will be effective when we receive a proper written request, as well as the Policy, and any amount due on the exchange.
In addition, you may exchange a Policy for a Fixed Benefit Policy if, at any time, a Fund changes its investment adviser, if there is a material change in the investment policies of a Portfolio that was approved by Owners, or the Portfolio is substituted for another portfolio (see “Other Policy Transactions-Substitution of Portfolio Shares and Other Changes”). There may be a cost associated with the exchange. You will be given notice of any such change and will have 60 days to make the exchange.
Example: John Doe is the owner and insured of a custom universal variable life policy. Six months after the policy is issued, John decides he would rather own a policy that is not subject to the investment experience of the underlying portfolios in which the separate account divisions that support his policy invest, and would rather own a policy that earns a fixed rate of interest. Subject to the Company’s requirements, John has up to six more months to exchange his variable policy for a fixed policy without the Company requiring evidence of insurability.
Paid-Up Insurance Upon written request to the Company, you may change your Policy to fixed Paid-up insurance. Your election to convert to Paid-up insurance is irrevocable. To convert your Policy, the Cash Surrender Value must be at least $1,000 and the Policy must have been in force for at least 12 months from the Policy Date. The option to change your Policy to Paid-up insurance is not available if your Policy was issued prior to June 10, 2013 in the state of Pennsylvania.
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If the request is received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, the effective date of change to Paid-up insurance will be that date. If the request is not received on a Monthly Processing Date, or on or after the close of trading on the NYSE on a Monthly Processing Date, the change will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.
On the date the Policy is changed to Paid-up insurance, we deduct any applicable surrender charge from Invested Assets and the remaining amount becomes the “Contract Fund Value.” We then transfer the Contract Fund Value amount from the Separate Account to the Company’s General Account. Any outstanding Policy Debt continues. After the transfer, the Policy Value will equal the Contract Fund Value plus any Policy Debt. The Specified Amount will be changed to the lesser of the Death Benefit prior to the change or the Policy Value (after deducting the surrender charge and any withdrawals on the date of the change), multiplied by the factor shown on the Policy schedule pages. The Death Benefit option will be changed to Option A, and any Death Benefit Guarantee and any optional benefits will be terminated.
When the Policy is in force as Paid-up insurance, you will not be permitted to make additional Premium Payments, change Death Benefit options or the Specified Amount, or add optional benefits to the Policy. Subject to certain restrictions, you are permitted to make withdrawals and loan repayments and take out additional loans. Loans and withdrawals reduce the Contract Fund Value and may increase the chance the Policy will terminate without value. A withdrawal can either be requested by the Owner (see “Surrender and Withdrawals of Policy Value”) or may be the result of a return of a portion of Premium Payments that is necessary for the Policy to qualify as life insurance (see “Tax Considerations”). A return of prior Premium Payments could occur if the Guideline Premium/Cash Value Corridor Test is chosen to determine the Policy’s qualification as life insurance under Section 7702 of the Code. The Policy will terminate without value if the Contract Fund Value becomes less than the Monthly Policy Charge.
The Contract Fund Value will earn interest at an annual effective rate determined by the Company that may change as often as daily, but at no time will the annual effective interest rate be less than 4%. On the effective date of the change to Paid-up insurance, the Contract Fund Value is equal to the amount transferred from the Separate Account. On any day after the effective date, the Contract Fund Value is equal to the Contract Fund Value at the end of the previous day plus any of the following items applicable for the current day:
•
interest on the Contract Fund Value;
•
any loan repayment and accrued loan interest payment made; and
•
any Policy dividend directed to increase the Contract Fund Value;
minus any of the following items applicable to the Contract Fund Value for the current day:
•
a monthly Policy charge applicable to Paid-up insurance;
•
Policy loans;
•
withdrawals; and
•
service charges.
When the Policy is in force as Paid-up insurance, the Monthly Policy Charge consists of a Cost of Insurance Charge and, if applicable, a Policy Debt expense charge.
Example: Jane Doe is the owner and insured of a custom variable universal life policy with an Additional Purchase Benefit rider and a Death Benefit Guarantee that has been in force for three years. Her policy has the following characteristics as of a monthly processing date:
Cash Surrender Value = $200,000
Specified Amount = $500,000
Factor for Paid-up Option in the current policy
month (from the policy schedule pages) = 0.8
Jane decides she would rather own a paid-up policy that will earn a fixed rate of interest and will not require additional premium payments. Because Jane’s policy has the required minimum amount of cash surrender value and has been in force long enough, she is able to convert her policy to a paid-up policy. Her new policy, however, will not have any benefits and the specified amount of her death benefit will be reduced to her policy value divided by the factor set form in her policy at issue, in this case reducing her specified amount from $500,000 to $250,000 (i.e., $200,000 / 0.8 = $250,000).
Dollar-Cost Averaging With Dollar-Cost Averaging (“DCA”), you can arrange to have a designated amount of money (either a fixed dollar amount or a fractional amount) automatically transferred monthly in allowable amounts from the Government Money Market Division into other Division(s) you have chosen. Transfers will end either when the amount in the Government
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27

Money Market Division is depleted or when you submit a request to our Home Office to stop such transfers, whichever is earlier. You may request changes in writing (including via facsimile or, under limited circumstances, by email) or by calling Advanced Markets Operations at (866) 464-3800. You may also submit changes via the Internet at www.northwesternmutual.com (“Electronic Instructions”) in accordance with our then-current Internet procedures provided you have properly authorized us to accept Electronic Instructions in advance of your request. There is no charge for DCA. We reserve the right to modify or terminate the DCA Plan at any time.
DCA does not ensure a profit or protect against loss in a declining market. Carefully consider your willingness to continue Premium Payments during periods of declining markets. You should consult your Financial Representative before deciding whether to elect DCA.
Portfolio Rebalancing Over time, portfolio rebalancing helps you maintain your allocations among the Divisions. If you elect portfolio rebalancing, amounts invested in the Divisions are periodically rebalanced in accordance with our procedures, to return your allocation to the percentages you specify. Portfolio rebalancing may reduce amounts allocated to better performing Divisions.
You may choose to rebalance monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for portfolio rebalancing. Subject to any limitations imposed by our short-term and excessive trading policies and procedures, you may elect portfolio rebalancing and modify or terminate your election at any time by submitting a request to our Home Office. You may request changes in writing (including via facsimile or, under limited circumstances, by email) or by calling (866) 464-3800. Where allowable by applicable law, a Policy Owner’s Financial Representative may provide us with rebalancing requests on behalf of a Policy Owner subject to our current procedures, rules and requirements. You may also submit changes via the Internet at www.northwesternmutual.com (“Electronic Instructions”) in accordance with our then-current Internet procedures provided you have properly authorized us to accept Electronic Instructions in advance of your request. If you make transfers through our website, your portfolio rebalancing will end and you will need to make a new election if you want portfolio rebalancing to continue. We may modify, limit, suspend, or discontinue this feature at any time.
Asset Allocation Models The Company currently makes available allocation models at no extra charge for amounts invested in the Divisions. An Owner can select only one model at a time. Each of the four models currently available (Moderately Conservative, Balanced, Aggressive, Very Aggressive) is comprised of a combination of Divisions that hold Portfolios representing various asset classes with various levels of risk tolerance. Generally, the four models can be characterized as follows:
Moderately Conservative
This combination of Divisions has Portfolios that generally invest in fixed income securities and a mix of equity securities with a majority emphasis on fixed income investments in order to preserve
principal, provide liquidity and income and to seek modest growth.

Balanced
This combination of Divisions has Portfolios that generally invest in a mix of fixed income and equity securities in order to preserve principal and pursue sustained long-term growth without the
volatility of high-risk investments.

Aggressive
This combination of Divisions has Portfolios that generally invest in a mix of equity securities and some fixed income securities in order to primarily pursue long-term growth while willing to accept the volatility associated with high-risk investments.

Very Aggressive
This combination of Divisions has Portfolios that invest in almost entirely in a variety of equity securities in order to achieve higher potential growth while assuming the risks and higher volatility associated with these securities.

An Owner may only select a model which is currently available. Any investment allocations outside of an Owner’s original model must be made by the Owner, and will not be made by the Company. The Company does not provide investment advice regarding whether a model should be revised or whether it remains appropriate to invest in accordance with any particular model due to performance, a change in an Owner’s investment needs or for other reasons. If an Owner wishes to remove Portfolios from an Owner’s model and/or change allocations to a current model, the Owner may do so by notifying us in writing, contacting their Financial Representative or by calling Advanced Markets Operations at (866) 464-3800. There will be no automatic rebalancing to these models unless the Owner chooses the automatic rebalancing option. Please note that investment in a model does not eliminate the risk of loss and it does not protect against losses in a declining market. An Owner should contact their Financial Representative for more information about available allocation models (including the specific asset mixes of available models) and whether investment in a model is appropriate for them.
Available models may change from time to time. The Company reserves the right to modify, suspend, or terminate any asset allocation model at any time without affecting an Owner’s current allocation, except in limited circumstances involving a Substitution or the elimination of a Portfolio as in investment option under the Policy (see “Substitution of Portfolio Shares and Other Changes” below for more information regarding the substitution of a Portfolio). In that case, allocations in a Portfolio within a model (Original Portfolio) will be transferred to a different Portfolio if the Original Portfolio becomes no longer available
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(e.g., a substitution, merger, or liquidation), in which case the Company will send written notice in advance of such event. If an Owner is invested in a model that is no longer offered and initiates a change outside of the original model allocations, the Owner will not be able to select the original model (see “Transfers” above for more information about how to change portfolio allocations).
Please note that investment according to an allocation model may result in an increase in assets allocated to Portfolios managed by an investment adviser affiliated with the Company, and therefore a corresponding increase in Portfolio management fees collected by such adviser and may present a conflict of interest.
Surrender and Withdrawals of Policy Value
Surrender You may surrender your Policy for the Cash Surrender Value at any time while the Insured is alive and the Policy is in force. Where allowable by applicable law, a Policy Owner’s Financial Representative may provide us with surrender instructions on behalf of a Policy Owner subject to our current procedures, rules and requirements. The Cash Surrender Value will change daily in response to the investment performance of the Divisions in which you are invested. We determine the Cash Surrender Value on the date your request for surrender is effective. Requests for surrenders will be effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.
We do not guarantee any minimum Cash Surrender Value. We may require you to return your Policy to our Home Office when you request a surrender of the Policy. We will pay surrender proceeds in a lump sum or under an Income Plan option you select. (See “Other Benefits Available Under the Policy—Income Plans”). A surrender charge will apply to surrenders during the first ten Policy Years (see “Charges and Deductions”) and a surrender may have tax consequences (see “Tax Considerations”).
Withdrawals Upon written request received at our Home Office at any time while the Insured is alive and the Policy is in force, you may make a withdrawal from your Policy Value, subject to the Company’s right to assess a charge deducted from Invested Assets in an amount up to $25 per withdrawal (currently waived). Where allowable by applicable law, a Policy Owner’s Financial Representative may provide us with withdrawal instructions on behalf of a Policy Owner subject to our current procedures, rules and requirements. You may make no more than four withdrawals in a Policy Year. Each withdrawal must be at least $250, and you may not withdraw an amount that would:
•
reduce the Loan Value (net of any applicable service charge) to less than the Policy Debt;
•
reduce the Specified Amount to less than the minimum Specified Amount that the Company would require for issuance of a Policy at the time of withdrawal; or
•
reduce the Cash Surrender Value to less than the sum of three times the most recent Monthly Policy Charge and any applicable service charge.
A withdrawal of Policy Value decreases Invested Assets and may also have tax consequences. (See “Tax Considerations”). A withdrawal may also decrease the Specified Amount used to determine the Death Benefit. Specifically, if Death Benefit Option A is in effect at the time of withdrawal, the Specified Amount will be reduced by the excess, if any, of the Specified Amount over the result of (a) minus (b) where:
(a)
is the Death Benefit immediately prior to the withdrawal; and
(b)
is the amount of the withdrawal and applicable service charge.
Written requests for withdrawals will be processed and effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. On the Valuation Date on which a withdrawal from the Policy Value is effective, Invested Assets will be reduced by the amount of the withdrawal and any applicable charges. The amount of the withdrawal and any applicable charge will be allocated among the Divisions in proportion to the amount of Invested Assets in each Division.
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Policy Loans
At any time while the Insured is alive and the Policy is in force, you may submit a request for a loan that is secured by the Policy Value. The loan must be in an amount that, when added to existing Policy Debt, is not greater than your Loan Value. You may increase the risk that your Policy will lapse (terminate with no value) if you take a loan. A Policy loan or unpaid interest may have tax consequences. (See “Tax Considerations”). Loan requests can be made in writing (including via facsimile, or under limited circumstances, by email). Eligible Owners may also submit loan requests by calling Advanced Markets Operations at (866) 464-3800. Where allowable by applicable law, a Policy Owner’s Financial Representative may provide us with policy loan instructions on behalf of a Policy Owner subject to our current procedures, rules and requirements. They will be processed based on the date and time they are received in the Home Office. Requests will be effective on the Valuation Date or on the next date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.
Interest on a Policy loan accrues on a daily basis at an annual effective, fixed rate of interest of 5%, and is included in Policy Debt as it accrues. Loan interest is credited to the borrowed portion of Policy Value at an annual effective, fixed rate of interest of 5%. Interest is due and payable on each Policy Anniversary. If interest is not paid when due, we will add accrued and unpaid interest to the principal loan balance, which consists of outstanding loans and interest added to principal. Policy Debt reduces the Cash Surrender Value and the amount payable on death, and may cause the Policy to lapse, subject to the terms of any applicable Death Benefit Guarantee and Grace Period. (See “Termination and Reinstatement”).
We will take an amount equal to the loan from the Separate Account Divisions in proportion to the amounts in the Divisions. Borrowed amounts will not participate in the Separate Account’s investment results while the loan is outstanding. We will also deduct from Invested Assets a Policy Debt Expense Charge on each Monthly Processing Date while there is Policy Debt. The Monthly Policy Debt Expense Charge is included in the Monthly Policy Charge. (See “Charges and Deductions—Monthly Policy Charges and Service Charges”). A Policy loan, even if you repay it, will have a permanent effect on the Policy Value, the Cash Surrender Value, and the Death Benefit because the loan amounts do not participate in the Separate Account’s investment results while the loan is outstanding. We deduct any Policy Debt from the Policy Value upon surrender and from the Life Insurance Benefit payable on the Insured’s death.
You may repay a Policy loan, including any accrued interest outstanding, in whole or in part, at any time while the Insured is alive and the Policy is in force. Upon each such payment, we will transfer an amount equal to the payment amount from our General Account to the Separate Account Divisions in accordance with the Premium Payment allocation instructions then in effect. We will credit those payments when we receive them in our Home Office. If we receive your payment before the close of trading on the NYSE on a Valuation Date, we will process your payment as of that Valuation Date. If we receive your payment on or after the close of trading on a Valuation Date, or on a day that is not a Valuation Date, we will process your payment as of the next Valuation Date. Loan repayments are not subject to transaction fees.
If there is Policy Debt, payments received at our Home Office will be treated as payments to reduce Policy Debt unless designated as Premium Payments.
Termination and Reinstatement
Unless the Death Benefit Guarantee is in effect, if the Cash Surrender Value is less than the Monthly Policy Charge on any Monthly Processing Date, your Policy will enter into the Policy Grace Period. At the end of the Policy Grace Period, the Policy will terminate (or lapse) with no value and your insurance coverage will end, unless you submit a payment to keep the Policy in force. The Policy Grace Period begins on the date that we send you a notice. The notice will indicate the minimum payment amount required to keep the Policy in force and the date by which you must make the payment. Upon receipt of the payment, we will allocate the Net Premium, to the Divisions of the Separate Account, based on your allocation instructions then in effect. We will also deduct any accumulated due and unpaid Monthly Policy Charges from the Invested Assets. Payments received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and credited on that Valuation Date. If they are received after the close of trading on a Valuation Date, or on a day other than a Valuation Date, they are deemed to be received and credited on the next Valuation Date. If your payment is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your payment to our then-current requirements. If the Insured dies during the Policy Grace Period, we will deduct any Monthly Policy Charges due and unpaid from the Life Insurance Benefit.
After your Policy has terminated, you may reinstate it within three years (or longer if required under state law) following the termination date, subject to our approval, and satisfaction of our current underwriting requirements. To reinstate the Policy, you must make a payment equal to the amount that will cover all Monthly Policy Charges that were due and unpaid before the
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end of the Policy Grace Period and three times the Monthly Policy Charge due on the effective date of the reinstatement. If we approve the Application for reinstatement, and the Application was received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, the effective date of the reinstated Policy will be that date. If the Application is not received on a Monthly Processing Date, or was received on or after the close of trading on the NYSE on a Monthly Processing Date, the reinstated Policy will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. Any Policy Debt that was outstanding when the Policy terminated will also be reinstated.
On the effective date of the reinstatement, the Policy Value will be equal to the sum of:
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the Net Premium paid upon reinstatement; and
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any Policy Debt on the termination date;
minus the sum of:
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all Monthly Policy Charges due and unpaid prior to the expiration of the Policy Grace Period; and
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the Monthly Policy Charge due on the reinstatement effective date.
Please note that Net Premium paid upon reinstatement will not include any interest from the date of the lapse.
Upon reinstatement, your Policy Date will not change. Therefore, fees and charges that vary by Policy year will take into account the period of time your Policy was terminated. If a surrender charge was assessed at the time of lapse, the Policy Value when a Policy is reinstated will include a credit for such surrender charge. The same surrender charge schedule in your Policy will apply upon reinstatement.
On the later of the effective date of the reinstatement or the date we approve the Application for reinstatement, we will allocate the Policy Value less any Policy Debt among the Separate Account Divisions based on the allocation instructions then in effect, if such date is a Valuation Date. If such date is not a Valuation Date, then we will allocate this amount on the next Valuation Date.
For a discussion of the tax effects associated with termination and reinstatement of a Policy, see “Tax Considerations.”
COVID-19  Please note that the state in which your Policy was issued or delivered may require or provide for a longer Policy grace period, allow for the deferral of premium payments, provide for greater allowances to exercise certain contractual rights or benefits, or impose restrictions against Policy lapse or termination in recognition of financial hardships posed by the COVID-19 crisis, and the Company may offer additional accommodations beyond minimum state requirements as appropriate. Additional extensions of your Policy's grace period, deferrals of premium payments, greater allowances to exercise certain contractual rights and/or restrictions on Policy lapse may apply in the future but are not guaranteed. Please contact the Company at (866) 464-3800 for further information.
Other Policy Transactions
Transfers Subject to the limitations on short-term and excessive trading discussed below, you may transfer between and among the Divisions of the Separate Account so long as you are invested in no more than 30 Divisions at a time. Transfer requests will be effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.
In order to take full advantage of these features, you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. Although no fee is currently charged, we reserve the right where allowed by state law to charge a transfer fee of $25. We would deduct this charge from each Division in proportion to the amounts in each Division after the transfer. See “Charges and Deductions” for more information. In addition, certain Portfolios in which the Divisions invest may impose redemption fees. These fees are described in the Portfolios’ prospectuses. Where allowed by state law, the Company reserves the right to impose a minimum and/or maximum size on transfer amounts. Transfer requests must be in amounts greater than or equal to 1% of Invested Assets or the request will not be processed. Your Financial Representative may provide us with instructions on your behalf involving the transfer of Invested Assets among available Divisions, subject to our rules and requirements, including the restrictions on short-term and excessive trading discussed below.
You may request transfers in writing (including via facsimile or, under limited circumstances, by email) or by calling (866) 464-3800. Where allowable by applicable law, a Policy Owner’s Financial Representative may provide us with transfer requests on behalf of a Policy Owner subject to our current procedures, rules and requirements. You may also submit transfer instructions
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via the Internet at www.northwesternmutual.com in accordance with our then-current Internet procedures provided you have properly authorized us to accept Electronic Instructions in advance of your request. For more information see “Owner Inquiries.” Please note that we are not required to accept Electronic Instructions and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. We reserve the right to limit, modify, suspend or terminate the ability to make transfers via Electronic Instructions.
Short-Term and Excessive Trading Short-term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Owners and other persons who may have material rights under the Policy (e.g., beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.
To deter short-term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Owners, except to the extent we are prevented from doing so under applicable state or federal law or regulation. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.
Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions, including the prohibition of more than twelve transfers among Divisions under a single Policy during a Policy Year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, a Policy Owner who is identified as having made a transfer in and out of the same Division, excluding the Government Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers if a total of three round trips are made within that same Policy Year or two round trip transfers are made within any subsequent year. The restriction will last until the next Policy Anniversary and the Policy Owner will be sent a letter informing him or her of the restriction. An Owner who is identified as having made one round trip transfer within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Government Money Market Division and the Divisions corresponding to the Portfolios of the Russell Investment Funds LifePoints® Variable Target Portfolio Series, will be restricted from making additional transfers if a total of two round trips are made within that same Policy Year or one round trip transfer is made within any subsequent year. The restriction will last until the next Policy Anniversary and the Policy Owner will be sent a letter informing him or her of the restriction. Unless we believe your trading behavior to be inconsistent with these short-term and excessive trading policies, these limitations will not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, initial allocations or changes in future allocations, to the extent these features are available under your Policy. Once a Policy is restricted, we will allow one additional transfer into the Government Money Market Division until the next Policy Anniversary. Additionally, in accordance with our procedures, we may modify some of these limitations to allow for transfers that would not count against the total transfer limit but only as necessary to alleviate any potential hardships to Owners (e.g., in situations involving a substitution of an underlying fund).
Policies such as this (or other Policies supported by the Separate Account) may be purchased by a corporation or other entity as a means to informally fund the liabilities created by the entity’s employee benefit or similar plan. These Policies may be aggregately managed to match liabilities under such plans. Policies sold under these circumstances may be subject to special transfer restrictions. Namely, transactions involving portfolio rebalancing programs may be exempt from the twelve transfers per Policy year limitation where: (1) the purpose of the portfolio rebalancing program is to match the Policy to the entity’s employee benefit or similar plan; (2) the portfolio rebalancing program adequately protects against short-term or excessive trading; and (3) the portfolio rebalancing program is managed by a third party administrator that meets our requirements. We reserve the right to monitor or limit transactions involving portfolio rebalancing programs where we believe such transactions may be potentially harmful to a Portfolio.
We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that the Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. The Funds’ policies and procedures may provide for the imposition of a redemption fee and may require us to provide
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transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio. In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in a Division until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted Division, we will consider the request “not in Good Order” and it will not be processed. You may, however, submit a new transfer request.
If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, and allocations or transfers by you may be rejected without prior notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.
We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Owners.
Substitution of Portfolio Shares and Other Changes When permitted by law and subject to any required regulatory approvals, we reserve the right to eliminate a Portfolio and to substitute another Portfolio or mutual fund for such Portfolio (or substitute a class of shares of an existing Portfolio for a different class of the same Portfolio) if the shares of the Portfolio are no longer available for investment or, in our judgment, further investment in the shares of the Portfolio is no longer appropriate.
Charges and Deductions
Premium Expense Charges We deduct a charge of 2.00% from each Premium Payment for state premium taxes that we incur (Premium Tax Charge). Premium taxes vary from state to state, and some jurisdictions within a state may charge an additional premium tax in certain circumstances. We charge 2.00% regardless of the state (or other jurisdiction) in which you live. The total tax rate for the state (and/or other jurisdiction) in which you live may be lower, higher, or equal to the 2.00% deduction. This charge may increase or decrease in the future to cover these taxes.
We deduct a charge from each Premium Payment for the cost of a portion of our federal corporate income taxes attributable to policy acquisition expenses (Federal Deferred Acquisition Cost Charge). Due to a federal tax law change under the Omnibus Budget Reconciliation Act of 1990, as amended (“OBRA”), insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deduct such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We currently make a charge against each Premium Payment to compensate us for the additional corporate tax burden. Your current charge is 0.80% of each Premium Payment.
We believe that this charge does not exceed a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code relating to deferred acquisition costs. This charge may increase or decrease in the future to reflect changes in tax laws.
We deduct a charge, or sales load, from each Premium Payment for sales costs.This charge is a percentage of Premium Payments. For Premium Payments up to the Target Premium in Policy Years 1-10, the percentage is 5.2%. For Premium Payments up to the Target Premium in Policy Years 11 and higher, the percentage is 1.7%. For Premium Payments in excess of the Target Premium in all Policy Years, the percentage is 1.7%.
We expect to recover our expenses of selling and advertising (“distribution expenses”) from this amount, over the period while the Policies are in force, and from the Deferred Sales Charges and surrender charges described below. The amounts we deduct for distribution expenses in a Policy Year are not specifically related to distribution expenses incurred that year. To the extent that distribution expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the monthly charge against the Invested Assets for the mortality and expense risks we have assumed. (See “Monthly Policy Charges and Service Charges”). To the extent that the amounts deducted for distribution expenses exceed the amounts needed, we will realize a gain.
Monthly Policy Charges and Service Charges We deduct a Monthly Policy Charge from Invested Assets on each Monthly Processing Date. The Monthly Policy Charge includes the monthly Cost of Insurance Charge, the monthly Mortality and Expense Risk Charge, the monthly Administrative Charge, the monthly Underwriting and Issue Charge, the monthly Deferred Sales Charge, and, if applicable, the monthly Policy Debt Expense Charge, the monthly Death Benefit Guarantee Charge, and the monthly charge for optional benefits. These components of the Monthly Policy Charge are described in the following paragraphs.
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Monthly Cost of Insurance Charge. We determine the amount of the charge by multiplying the net amount at risk by the cost of insurance rate, which is based on factors including but not limited to the Issue Age, sex, and underwriting
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classification of the Insured, the underwriting amount, and the Policy Year. The net amount at risk is the difference between the Death Benefit (or the Guaranteed Minimum Death Benefit if the Policy is in force under the Death Benefit Guarantee) and the Policy Value. The net amount at risk will be affected by investment performance, the amount and timing of Premium Payments, and the charges and expenses for the Policy. The maximum cost of insurance rates are included in the Policy schedule pages. All things being equal, higher Issue Ages and/or worse underwriting classifications will result in higher cost of insurance rates, and men will pay higher rates than women. In addition, cost of insurance rates will generally increase each Policy Year. The Cost of Insurance Charge covers the cost of mortality and some expenses. Our revenues attributable to this charge may exceed our mortality and expense costs covered by this charge, in which case we may realize a gain.
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Monthly Mortality and Expense Risk Charge. The maximum amount of the charge is equal to an annual rate of 0.60% (0.05% monthly rate) of Invested Assets. The current charge is equal to an annual rate of 0.43% (0.03583% monthly rate) of Invested Assets for the first ten Policy Years, 0.28% (0.02333% monthly rate) of Invested Assets for Policy Years 11-20, and 0.13% (0.01083% monthly rate) of Invested Assets for Policy Years 21 and higher. The mortality risk is the risk that Insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs. Our revenues attributable to this charge may exceed our mortality and expense costs covered by this charge, in which case we may realize a gain.
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Monthly Administrative Charge. This charge, which varies based on factors including but not limited to the Insured’s Issue Age, underwriting classification on the Date of Issue, and the Policy Year, is for administrative expenses, including costs of Premium Payment collection, processing claims, keeping records and communicating with Owners. The current charge ranges from $9 to $27 (monthly) for Policy Years 1-10 and from $5 to $8 (monthly) for Policy Years 11 and beyond.
•
Monthly Underwriting and Issue Charge. This charge applies only during the first ten Policy Years and is based on the Initial Specified Amount, the Insured’s Issue Age and the underwriting classification of the Insured on the Date of Issue. The charge ranges from $0.005 to $0.03 (monthly) per $1,000 of Initial Specified Amount.
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Monthly Policy Debt Expense Charge. This charge is for the expenses and taxes associated with Policy Debt, if any The maximum amount of the charge is equal to an annual rate of 2.0% (0.16667% monthly rate) of Policy Debt. Currently the charge when the Insured is Attained Age 99 and below varies by Policy Date and Policy Anniversary. For Policies with a Policy Date on or after January 1, 2016, the current charge is equal to an annual rate of 0.95% (0.07917% monthly rate) of Policy Debt for Policy Years one through ten, 0.80% (0.06667% monthly rate) of Policy Debt for Policy Years 11-20, and 0.25% (0.02083% monthly rate) of Policy Debt for Policy Years 21 and higher. For Policies with a Policy Date prior to January 1, 2016, the current charge is equal to an annual rate of 0.70% (0.05833% monthly rate) of Policy Debt for Policy Years one through ten, 0.55% (0.04583% monthly rate) of Policy Debt for Policy Years 11-20, and 0.40% (0.03333% monthly rate) of Policy Debt for Policy Years 21 and higher. The current charge for all Policies when the Insured is Attained Age 100 and above is 0.00% annually of Policy Debt. This charge is in addition to the interest charged on any Policy Loan and is deducted from Invested Assets.
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Monthly Deferred Sales Charge. This charge for sales expenses is deducted only during the first ten Policy Years, and is based on the Insured’s Issue Age and underwriting classification on the Date of Issue. During the first Policy Year, the charge on each Monthly Processing Date is a percent of cumulative premiums paid through that date (up to the Target Premium). The charge applied during Policy Years two through ten is based on the cumulative premiums paid in the first Policy Year (up to the Target Premium).
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Monthly Death Benefit Guarantee Charge. This charge compensates us for the risk we have assumed by guaranteeing the Guaranteed Minimum Death Benefit. For a Policy that has a Death Benefit Guarantee, the maximum amount of the charge is $0.02 (monthly) per $1,000 of Guaranteed Minimum Death Benefit. Currently the charge is $0.01 (monthly) per $1,000 of Guaranteed Minimum Death Benefit.
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Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability. Waiver Benefit: Payment of Specified Monthly Charges Upon Total Disability and Additional Purchase Benefit. The charge for a Waiver Upon Total Disability Benefit is deducted if either of the Waiver benefits is selected. Charges for these optional benefits vary based on factors including but not limited to the Insured’s Attained Age and underwriting classification, and the amount of the benefit, and may increase from year to year. For substandard risks, the charges may be increased by a multiple of up to 4.5 times the standard risk rate. We also deduct a charge for the Additional Purchase Benefit, if selected. The charge for this optional benefit varies based on the Insured’s Attained Age at the time the benefit is added to the policy, gender, and the amount of the benefit. The guaranteed maximum charge for the Payment of Selected Monthly Premium Upon Total Disability Benefit is the greater of $0.09 (monthly) per $1.00 of Selected Monthly Premium, or $0.15 (monthly) per $1.00 of Specified Monthly Charges. The guaranteed maximum charge for the Payment of Specified Monthly Charges Upon Total Disability Benefit is $0.15 (monthly) per $1.00 of Specified Monthly Charges.
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We also charge certain transaction fees (also referred to as service charges) to be deducted from Invested Assets on the dates on which transactions take place. These service charges are $25 per change if more than one change occurs in the Specified Amount in a Policy Year, $25 per withdrawal, $25 per transfer of assets among the Divisions of the Separate Account, and $25 per change of the Death Benefit option. Currently we waive all of these fees.
You may have the option of receiving funds via wire transfer or priority mail. Currently, a fee of $25 is charged for wire transfers (up to $50 for international wires) and a $15 fee (up to $45 for next day, a.m. delivery) for priority mail. These fees are to cover our administrative costs or other expenses. We may discontinue the availability of these options at any time, with or without notice.
We will apportion deductions from Invested Assets among the Divisions of the Separate Account in proportion to the amounts invested in the Divisions.
A surrender charge will be deducted from Invested Assets only during the first ten Policy Years if the Policy is surrendered or changed to Paid-Up insurance. The surrender charge during the first Policy Year is a percentage of the Premium Payments paid up to the Target Premium, where the percentage varies by Issue Age, but never exceeds 50% of the premium paid. After the first Policy Year, the surrender charge remains level through the end of the fifth Policy Year, and then grades down monthly in Policy Years six through ten to zero.
A surrender charge will be deducted from Invested Assets only during the first ten Policy Years if the Policy is surrendered. The surrender charge during the first Policy Year is 50% of the Premium Payments paid up to the Target Premium. After the first Policy Year, the surrender charge grades down monthly in Policy Years two through ten to zero.
All charges in this section expressed in dollars have been rounded to the nearest dollar, where appropriate. Amounts that would round to zero have been rounded to the nearest penny or less, as necessary.
Expenses of the Portfolios  The value of the net assets of each Division reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Division invests. For certain Portfolios, certain expenses may have been reimbursed or fees may have been waived during 2022 in addition to any contractual fee waiver or reimbursements. It is anticipated that any such voluntary expense reimbursement and fee waiver arrangements would continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements, as well as any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of 0.20% to a maximum of 1.11%. (See “Fee and Expense Tables—Annual Portfolio Operating Expenses” and Appendix A).
Commissions Paid to Financial Representatives  The maximum commission payable to the registered representative who sold the Policy is 40% of Target Premium and 2.75% of Premium Payments in excess of that amount during the first Policy Year; 6% of Target Premium and 2.75% of Premium Payments in excess of that amount paid in Policy Years two through ten; and 2% of Premium Payments thereafter. Registered representatives may receive less than the maximum commission or no commission in certain circumstances according to pre-established guidelines. We may also pay new registered representatives differently during a training period. In addition, a commission of 0.10% of Invested Assets is paid at the end of Policy Years two; and 0.07% of Invested Assets at the end of Policy Years eleven and later. The entire amount of sales commissions paid to registered representatives is passed through Northwestern Mutual Investment Services, LLC (“NMIS”), our wholly-owned company, to the registered representative who sold the Policy and to his or her managers. The Company pays compensation and bonuses for the management team of NMIS, and other expenses of distributing the Policies.
Other Policy Provisions
Naming a Beneficiary You must name a beneficiary on your Application at the time you apply for your Policy, but you may change the beneficiary you designate while the Insured is living and during the first 60 days after the date of death of the Insured if you are not the Insured. Naming or changing a beneficiary will be made after receipt of your written request in our Home Office, effective as of the date you sign your request. Any beneficiary change terminates all rights under previous beneficiary designations. We will not be responsible for any payment or other action we take with respect to your Policy before we receive your written request, and we may require the Policy to be sent to us for endorsement to reflect the beneficiary change.
Incontestability For Policies issued prior to June 10, 2013 (or prior to September 18, 2013 in the state of California), we will not contest a Policy after it has been in force during the lifetime of the Insured for two years from the Date of Issue or the date of reinstatement (or earlier, as required by state law). We will not contest a change to the Policy that was subject to insurability requirements after the change has been in force during the lifetime of the Insured for two years from the date of the change. After the two year period, to the extent permitted by state law we may rescind the Policy if the application contains a fraudulent misstatement.
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For Policies issued on or after June 10, 2013 (or on or after September 18, 2013 in the state of California), we will not contest a Policy after it has been in force during the lifetime of the Insured for two years from the Date of Issue or the date of reinstatement (or earlier, as required by state law), except in cases of fraudulent misstatement, which may be contested at any time unless restricted by your state of issue. We will not contest a change (including an increase in the amount of insurance) to the Policy that was subject to insurability requirements after the change has been in force during the lifetime of the Insured for two years from the date of the change except in cases of fraudulent misstatement, which may be contested at any time unless restricted by your state of issue. After the two year period, to the extent permitted by state law we may rescind the Policy if the application contains a fraudulent misstatement.
Suicide If the Insured dies by suicide within one year from the Date of Issue (or earlier, as required by state law), the amount payable under the Policy will be limited to the Premium Payments, less the amount of any Policy Debt and withdrawals. If the Insured dies by suicide within one year of the date of issuance (or earlier, as required by state law) of an increase in the amount of insurance, which was subject to insurability requirements, the amount payable with respect to the increase will be limited to the amounts charged for the cost of insurance and other expenses attributable to the increase. The amount payable may be different in your state.
Misstatement of Age or Sex If the age or sex of the Insured has been misstated, the Policy will be modified by recalculating all values and benefits based on the correct age and sex.
Collateral Assignment You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and we will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office. The interests of any beneficiary will be subject to any collateral assignment made either before or after any beneficiary is named. The collateral assignee is not an Owner. A collateral assignment is not a transfer of ownership. (See “Ownership Rights”).
Deferral of Determination and Payment We will ordinarily pay Policy Benefits (i.e., Policy loans, Cash Surrender Value, and withdrawals) within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits if:
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the NYSE is closed, other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC; or
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the SEC permits, by an order, the postponement of any payment for the protection of Owners; or
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the SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable; or
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such suspension or postponement is otherwise permitted by the 1940 Act.
If, under SEC rules, the Government Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender, death benefit from the Government Money Market Division until the Portfolio is liquidated.
When the Policy is in force as Fixed Paid-Up insurance, we may defer paying the Cash Surrender Value for up to six months from the date of surrender. If payment is deferred for 30 days or more, interest will be paid on the Cash Surrender Value at an annual effective rate of 4% from the date of surrender to the date of payment. We may also defer payment of a Policy loan or withdrawal for up to six months.
If you have submitted a check or draft to our Home Office, we have the right to defer payment of Life Insurance Benefit, surrender, withdrawal, loan, or Income Plan proceeds until the check or draft has been honored.
If mandated under applicable law, we may be required to freeze an Owner’s Policy Value and thereby refuse to pay any requests for transfer, withdrawal, surrender, loans, or Life Insurance Benefit, until instructions are received from the appropriate regulatory or other lawful authority. We may also be required to provide additional information about you, your Policy, and your trading activities to government regulators.
Dividends This Policy is eligible to share in the divisible surplus, if any, of the Company. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus allocated to your Policy is referred to as a “dividend.” The Policy’s share, if any, will be credited as an annual dividend on the Policy Anniversary.
There is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company’s approach is subject to change. There is no guarantee of divisible surplus. Even if there is a divisible surplus, the payment of a dividend on the Policy is not guaranteed. It is not expected that any dividends will be payable on the Policy.
We will credit annual dividends, if any, in cash or you may use them to increase the Policy Value. If you do not provide direction as to the use of dividends, we will use them to increase the Policy Value. Dividends used to increase the Policy Value will be allocated to the Divisions of the Separate Account according to the allocation of Net Premiums then in effect.
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Voting Rights
As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from Owners. Periodic reports relating to the Portfolios, proxy material and a form on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Separate Account corresponding to the Owner’s Policy Value, will be made available to the Owner(s). We will vote shares for which no instructions have been received in the same proportion as the shares for which instructions have been received from Owners. The effect of such proportional voting is that a small number of Owners may control the outcome of a particular vote.
We may, if required by state insurance regulations, disregard voting instructions which would require shares to be voted for a change in the sub-classification or investment objectives of a Portfolio, or to approve or disapprove an investment advisory agreement for a Portfolio. We may also disregard voting instructions that would require changes in the investment policy or investment adviser for a Portfolio, provided that we reasonably determine to take this action in accordance with applicable federal law. If we disregard voting instructions, we will include a summary of the action and reasons therefore in the next annual report to Policy Owners.
Reports and Financial Statements
For each Policy Year, we will send you a statement showing the Death Benefit, Policy Value and any Policy Debt (including interest charged) as of the Policy Anniversary. We will also send you a confirmation statement when you make a Premium Payment, transfer assets among Divisions, make a withdrawal of Policy Value, take a Policy loan, or surrender the Policy. The annual statement and confirmation statements will show the apportionment of Invested Assets among the Divisions. If a Policy is in force as Paid-Up insurance, statements and reports will be limited to an annual Policy statement showing the Death Benefit, Contract Fund Value, and any Policy Debt.
Semi-annually, we will send you reports containing financial information, performance information and schedules of investments for the Portfolios underlying the Divisions to which your Policy's assets are allocated. We may also provide you with a notice informing you where you may obtain these reports in lieu of sending you these reports in paper. Because each Division invests exclusively in the shares of an underlying Portfolio, the performance information for a Division and its corresponding Portfolio will generally be the same except that if the Policy level charges were reflected in this performance information, the results would be lower. Current historical performance information, updated on a monthly and quarterly basis, is available at www.northwesternmutual.com/prospectuses-performance-and-reports. The financial statements of the Company and the Separate Account appear in the Statement of Additional Information. To receive a copy of the Annual Report, Semi-Annual Report and/or Statement of Additional Information (containing such financial statements), call (866) 464-3800. Certain reports and other information can be obtained on our website at www.nmprospectus.com.
Householding
To reduce costs, we may send only a single copy of the same disclosure document(s) (such as prospectuses, prospectus supplements, reports, announcements, proxy statements, notices, and information statements) to each consenting household (rather than sending copies to each Owner residing in a household). If you are or become a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of such disclosure documents by calling (866) 464-3800.
Abandoned Property Requirements
Every state has unclaimed property laws which generally declare insurance contracts/policies to be abandoned after a period of inactivity of three to five years from the contract’s/policy’s maturity date, the date the death benefit is due and payable, or in some states, the date the insurer learns of the death of the insured. For example, if the payment of the death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary, or if the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, the death benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit proceeds (without interest) if your beneficiary steps forward to claim them with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Please contact your Financial Representative or call (866) 464-3800 for assistance in making such changes.
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Legal Proceedings
Northwestern Mutual, like other life insurance companies, is generally involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this Prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Policy, on the Separate Account, or on NMIS and its ability to perform its duties as underwriter for the Separate Account.
Speculative Investing
Do not purchase this Policy if you plan to use it, or any of its riders, for any type of speculative collective investment scheme (including, for example, arbitrage). Your Policy is not intended to be traded on any stock exchange or secondary market, and attempts to engage in such trading may violate state and/or federal law.
Owner Inquiries
If eligible, you may get up-to-date information about your Policy at your convenience with your User ID and password at our website www.northwesternmutual.com where you can access performance information, forms for routine service, and daily values for Policies you own. Eligible Owners may also set up certain electronic payments, make transfers (including as applicable Dollar-Cost Averaging and/or Portfolio Rebalancing) and change the allocation of future Premium Payments online, subject to our administrative procedures. For enrollment information, please visit our website www.northwesternmutual.com. Please note that electronic devices may not always be available. Any electronic device, whether it is yours, your service provider’s, your agent’s or ours, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request or payment. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request or payment in writing at our Home Office. Electronic requests or payments are deemed to be received by us upon receipt at the electronic location designated by us in our procedures. If you have questions about surrendering your Policy, please contact your Financial Representative or call (866) 464-3800. To file a claim, please call your Financial Representative or Life Benefits at (800) 635-8855.
Illustrations
Your Financial Representative will provide you an illustration for your Policy upon your request while your Policy is in force. The illustrations will reflect the performance of your Policy to date. Illustrations show how the Death Benefit and Policy Value for a Policy would vary based on hypothetical future investment results. These should be based upon realistic expectations given your own individual situation.
Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as dividends, Policy charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and actual Policy Value, Death Benefit, Cash Surrender Value, and certain expenses (which will vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the Policy will also impact product performance. Due to these variations, even a Portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were originally illustrated.
Tax Considerations
General The following discussion provides a general description of federal tax considerations relating to the Policy. The discussion is based on current provisions of the Internal Revenue Code (“Code”) as currently interpreted by the Treasury Department and the Internal Revenue Service (“IRS”). The discussion is not exhaustive, it does not address the likelihood of future changes in federal tax law or interpretations thereof, and it does not address state or local tax considerations, which may be significant in the purchase and ownership of a Policy.
Depending on the circumstances, the exchange of a Policy, a Policy loan (including the addition of unpaid loan interest to a Policy loan), or a change in ownership or an assignment of the Policy, or an interest in the Policy, may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser.
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This tax discussion is intended to describe the tax consequences associated with your Policy. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor.
There is no additional tax benefit if the Policy is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will generally be subject to tax penalties.
Life Insurance Qualification Section 7702 of the Code defines life insurance for federal income tax purposes. Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a Guideline Premium/Cash Value Corridor Test (“GLPT”) or a Cash Value Accumulation Test (“CVAT”). You must choose either the GLPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The Death Benefit may vary depending on which test is used.
The definitional tests under the Code are based on the Commissioner’s Standard Ordinary (CSO) mortality tables in effect when the Policies were issued. For Policies issued or materially changed after 2019, the tests must be based on the 2017 CSO mortality tables. Because Policies issued based on the 1980 CSO or 2001 CSO mortality tables may not satisfy the definitional tests using the 2017 CSO mortality tables, certain changes to those Policies will not be permitted (as defined by IRS Notice 2016-63). Special safe harbor calculation rules apply to life insurance after the Insured attains age 100. See Rev. Proc. 2018-20.
The GLPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the Death Benefit be at least a certain percentage (varying each year by age of the Insured, or younger Insured in the case of survivorship life policies) of the Policy Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Death Benefit be at least a certain percentage of the Policy Value, with the percentage varying based on factors including but not limited to the age, sex and underwriting classification of the Insured, or in the case of survivorship life insurance, of the younger Insured. The corridor under the CVAT is different from the corridor under the GLPT. Specifically, the CVAT corridor generally requires more Death Benefit in relation to Policy Value than is required by the GLPT corridor. Therefore, as your Policy Value increases your Death Benefit may increase more rapidly in the Policy’s earlier years under CVAT than it would under GLPT. We have designed the Policy to comply with these rules. We will return premiums that would cause a Policy to be disqualified as life insurance, or we may take any other action that may be necessary for the Policy to qualify as life insurance for tax purposes.
In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher Death Benefit relative to the Policy Value, which may increase the Cost of Insurance charges, especially in the Policy’s later years. In addition, for certain Policies issued with a Surrender of Policy Endorsement on or after April 23, 2008 (or later, depending on the date the Endorsement was approved by a state), the corridor percentages for both the GLPT and CVAT corridors are applied to the sum of Policy Value and the Endorsement Amount during the period of Endorsement.
As provided by Section 817(h) of the Code, the Secretary of the Treasury has set standards for diversification of the investments underlying variable life insurance policies. Failure to meet the diversification requirements would disqualify your Policy as life insurance for purposes of Section 7702 of the Code. We believe that your Policy complies with the provisions of Sections 7702 and 817(h) of the Code, but the application of these rules is not entirely clear. We may make changes to your Policy if necessary for the Policy to qualify as life insurance for tax purposes.
IRS Rev. Ruls. 2003-91 and 2003-92 provide guidance on when an Owner’s control of Separate Account assets will cause the Owner, and not the life insurance company, to be treated as the owner of those assets. Important indicators of investor control are the ability of the Owner to select the investment advisor, the investment strategy or the particular investments of the Separate Account. If the Owner of a Policy were treated as the owner of the assets held in the Separate Account, the income and gains related to those assets would be included in the Owner’s gross income for federal income tax purposes. We believe that we own the assets of the Separate Account under current federal income tax law. We reserve the right to make modifications to the Policy, as necessary and appropriate under applicable law and the terms of the Policy, to prevent an Owner from being treated as the Owner of the Separate Account assets supporting the Policy.
Tax Treatment of Life Insurance While a Policy is in force, increases in the Policy Value as a result of investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The Death Benefit received by a beneficiary will generally not be subject to federal income tax.
So long as your Policy is not classified as a MEC (see “Modified Endowment Contract”), the proceeds from a surrender or withdrawal will generally be taxable only to the extent that the proceeds exceed the Investment in the Contract, which is defined by Code §72(e)(6) and is sometimes called the (“Cost Basis”) of the Policy. The Cost Basis of the Policy is generally equal to the premiums and other consideration paid for the contract less any amounts previously received as tax-free distributions. Dividends paid in cash, if any, are generally taxed as withdrawals with a resulting reduction in Cost Basis. However, dividends
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applied to purchase additional insurance or used to increase Policy Value are generally not taxable. In certain circumstances, a withdrawal of Policy Value during the first 15 Policy Years may be taxable to the extent that the Policy Value exceeds the Cost Basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the Cost Basis of the Policy.
Unless the Policy is a MEC a loan received under your Policy will not be treated as a distribution subject to current federal income tax. If the Policy remains in force until the death of the Insured or, in the case of joint life insurance, the second death, the Policy Debt will be repaid from the Death Benefit. However, if the Policy terminates by any method other than death, the Policy Debt will be repaid from the Policy Value of the Policy, and the total Policy Value, including the total amount of the Policy Debt, will be taxable to the extent it exceeds the Cost Basis of the Policy. If the extended term insurance nonforfeiture option is available in your Policy, and it lapses to extended term insurance, the Policy Debt will be repaid from Policy Value of the Policy and the Policy Debt repayment will be treated as income and taxable to the extent it exceeds Policy’s Cost Basis.
Caution must be used when taking cash out of a Policy through Policy loans. If interest is not paid annually, it is added to the principal amount and the total Policy Debt will continue to increase for as long as the loan is maintained on the Policy. In extreme situations, Owners can face what is called the “surrender squeeze.” The surrender squeeze occurs if the Policy Debt becomes too large when compared to the unborrowed Policy Value, less the applicable surrender charge, is insufficient to cover the Monthly Policy Charges, thereby causing the Policy to lapse. As described above, if your Policy lapses with outstanding Policy Debt, you will have an income tax liability to the extent the Policy Debt exceeds the Policy Cost Basis. This means that you may have to pay income tax for a year in which you did not receive any cash from the Policy.
Interest paid by individual Owners of a Policy will ordinarily not be deductible. You should consult a qualified tax advisor as to the deductibility of interest paid, or accrued, by business Owners of a Policy. (See “Business-Owned Life Insurance”).
Subject to the agreement of the Company, and the Owner meeting any conditions set by the Company, a Policy may be exchanged tax-free for another life insurance policy covering the same Insured (or, in the case of survivorship life insurance, covering the Insureds or a surviving Insured). The Code also allows certain policies to be exchanged for stand-alone and certain combination long-term care policies on a tax-free basis. Policies that are exchanged for life insurance policies after 2019 may only be exchanged for life insurance policies using 2017 CSO mortality tables. Any cash received or loan repaid in an exchange will be taxed to the extent of the gain in the Policy (i.e., on a gain-first basis).
Ownership of a Policy, or an interest in the Policy, may be transferred. If the transfer is for a valuable consideration, it is taxable to the extent the sales proceeds or fair market value of property received exceed the basis of the Policy. The transfer of a Policy with a loan in excess of Policy’s basis is considered a sale to the extent of the loan, and the loan is treated as “sales proceeds” paid to the transferor. The basis used to determine the gain or loss when a Policy, or an interest in a Policy, is transferred may be different than the Cost Basis used to determine the taxable amount for Policy distributions and/or surrenders.
The general rule is that if a Policy, or an interest in a Policy were transferred for valuable consideration, the death benefit may be taxable as ordinary income to the extent it exceeds the sum of the purchase price and subsequent premiums paid by the new owner. However, the death benefit may not be taxable if both of the following criteria are satisfied:
1.
The transfer was not a “Reportable Policy Sale,” and
2.
Either:
a.
The transferee is the insured, a partner of the insured, a partnership in which the insured is a partner or a corporation in which the insured is a shareholder or officer, or
b.
The transferee’s basis for determining gain or less is determined, in whole or in part, by reference to the Transferor’s basis.
A Reportable Policy Sale is defined by Code section 101(a)(3), which was enacted in 2017 as part of the Tax Cuts and Jobs Act. Generally, a Reportable Policy Sale occurs when a Policy or an interest in the Policy is transferred, directly or indirectly, for valuable consideration and the acquirer does not have a “substantial family, business, or financial relationship with the insured apart from the acquirer’s interest in” the Policy. An example of an indirect transfer is an acquisition of an interest in a partnership that owns the Policy. If a Reportable Policy Sale occurs, the acquirer and the insurance company are required to send information about the sale to the IRS and the transferor.
Whether the death benefit of any particular policy will be subject to income taxation because of transfers prior to the insured’s death will depend on specific facts. You should seek qualified tax advice if you plan a transfer of an interest in a life insurance policy.
Where the Policy Value is distributed as periodic payments under a payment plan, part or all of the taxable payments may be subject to an additional 3.8% Medicare tax. The tax will be assessed on the Owner’s net investment income for the year to the extent that the Owner’s adjusted gross income (with slight modifications) exceeds $250,000 (married filing jointly or surviving spouse), $125,000 (married filing separately) or $200,000 (other filers) (not indexed). Under final regulations issued by the IRS,
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“net investment income” may, among other things, include the transfer of a life insurance policy that constitutes a sale, interest paid on the death benefit and taxable distributions from life insurance policies held in arrangements that constitute “passive activities”. You should seek qualified tax advice.
Modified Endowment Contracts (MEC) A modified endowment contract (“MEC”) is a type of life insurance contract that is taxed less favorably on lifetime distributions than other life insurance contracts. A MEC has less-favorable tax treatment because it is considered to be too investment oriented. Generally, a Policy will be classified as a MEC if the cumulative premiums paid during the first seven Policy Years after issue, or after a “material change” (described below), exceed the policy’s “seven-pay” limit. The seven-year time period is commonly referred to as the “seven-pay period”. Code Section 7702A defines the seven-pay limit as the sum of the premiums paid (net of expense and administrative charges) that would have to be paid in order for the Policy to be fully paid-up after seven level annual payments, based on defined interest and mortality assumptions. If premiums in excess of the seven-pay limit are paid during a seven-pay period, a Policy will be a MEC. However, a policy will not be a MEC if the excess premiums are refunded, with interest, within 60 days after the end of the Policy Year in which they are paid. For purposes of measuring this 60-day refund period, the term “Policy Year” refers to the year that starts on the date of a material change if that date is different than the Policy Date. If excess premium is refunded, all Policy values are recalculated as though the excess premium had never been paid.
A Policy can also become a MEC if the benefits under the Policy are reduced during the seven-pay period. If such a reduction occurs, the seven-pay premium limit will be redetermined based on the reduced level of benefits. All premiums paid during the seven-pay period must be retroactively tested against the new, lower, seven-pay limit. If the premiums previously paid are greater than the recalculated seven-pay limit, the Policy will become a MEC. This means that a reduction of Policy benefits can result in a MEC because of premiums paid in prior years even if those premiums did not exceed the policy’s seven-pay limit at the time they were paid. A reduction in benefits includes a decrease in the amount of coverage, the termination or reduction of certain riders, a withdrawal or any other action resulting in a surrender of Policy Value to you according to the terms of the Policy, an election for the Paid-up insurance option or, in some cases, a lapsing of the Policy where the Policy is not reinstated within 90 days. In the case of joint life Policies, the reduction test must be applied during the lifetime of either insured rather than only during seven-pay periods. Additionally, in the case of joint life policies, all premiums paid since the policy were issued are retroactively tested against the new MEC limit.
A life insurance policy which is received in exchange for a MEC will also be considered a MEC.
Whenever there is a “material change” under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a MEC. This means that a new seven-pay period begins with a new seven-pay limit. The new seven-pay limit is determined by taking into account the Policy Value of the Policy at the time of such change. A material change could occur as a result of certain changes to the benefits or terms of the Policy, such as a change in a death benefit option or a change in the Insured(s), if allowable under your Policy. A material change could occur as a result of an increase in the death benefit, the addition of a benefit or the payment of a premium after the seven-pay period, which could be considered “unnecessary” under the Code.
If a Policy is a MEC, any distribution from the Policy will be treated as a distribution of gain first, subject to ordinary income taxation. Distributions for this purpose include a loan, a withdrawal of Policy Value, a surrender of the Policy, and dividends paid in cash. Distributions taken within the two-year period prior to a Policy becoming a MEC may also be taxed under the MEC tax rules. The Policy Cost Basis is increased to the extent a loan is a taxable distribution from a MEC. For these purposes, the term “loan”, includes an increase in Policy Debt due to accrued but unpaid loan interest, or an assignment or pledge of the policy to secure a loan. For purposes of determining the taxable portion of any distribution, all MECs issued by Northwestern Mutual to the same Owner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from MECs.
A 10% penalty tax will apply to the taxable portion of a distribution from a MEC. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 ½ years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the survivorship lives (or survivorship life expectancies) of the taxpayer and the taxpayer’s beneficiaries. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.
Estate Tax and Generation Skipping Transfer Taxes If the Insured owns, or has any incidents of ownership in, the Policy, the amount of the Death Benefit will generally be includible in the Insured’s estate for purposes of the federal estate tax and any applicable state inheritance tax. If a Policy is a survivorship life Policy, the Death Benefit will be includible in the estate if the second of the Insureds to die, if that individual owned, or had any incidents of ownership in, the Policy at the time of death. In some circumstances, the Death Benefit of a policy may be included in an Insured’s estate even if not owned at the time of death. This may occur if the Insured transferred an ownership interest, or an incident of ownership, in a policy within three years of death. If the Owner dies, but an Insured is still alive, the fair market value of the Policy will be includible in the Owner’s estate. With appropriate estate planning, an unlimited marital deduction may permit deferral of federal estate and gift taxes until the death of the Owner’s surviving spouse.
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If ownership of the Policy is transferred, either directly or in trust, to a person two or more generations younger than the Owner, the value of the Policy may be subject to a generation skipping transfer tax.
Business-Owned Life Insurance Business-owned life insurance may be subject to certain additional rules. Section 101(j) of the Code provides that a portion of the Death Benefit payable under business-owned life insurance in which the business is also the beneficiary will be taxable to the extent it exceeds the premiums or other consideration the business paid for the policy. This rule does not apply if (i) the insured was an eligible employee and (ii) certain notice and consent requirements were satisfied before the policy was issued. Generally, an eligible employee is someone who was an employee at any time during the 12-month period before death, a director, a person who owns more than 5% of the business, an employee earning more than $120,000 annually (increased for cost of living), one of the highest five paid officers or an employee who is among the highest paid 35% of employees. The law also imposes an annual reporting and record-keeping obligation on the employer. Increases in Policy Value may also be subject to tax under the corporation alternative minimum tax provisions.
Section 264(a)(1) of the Code generally disallows a deduction for premiums paid on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Interest on debt that is related to or is incurred to purchase or carry life insurance might be deductible in certain, limited, circumstances set forth in Code Section 264. For example, interest paid or accrued for up to an aggregate of $50,000 of indebtedness with respect to life insurance covering a “key person” may be deductible. Generally, a key person is defined as an officer or a 20% owner. However, the number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.
In addition, if a business owns life insurance with cash value, Section 264(f) may disallow a portion of a business’s non-life insurance related interest deduction. The disallowance is based on a ratio that compares the amount of unborrowed life insurance Cash Surrender Value (as defined by Code §264(f)) to the adjusted basis of other business assets. Certain policies may be excluded from the disallowance calculation. These include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring an individual who at the time the policy is issued is an employee, director, officer or 20% owner (as well as survivorship life policies insuring 20% owners and their spouses). The IRS has ruled that a policy received in a tax-free exchange is newly issued for this purpose.
The IRS has ruled privately that losses in business-owned life insurance could be deducted upon the surrender of the policy if there was no reasonable prospect of recovery, but that the losses would be calculated by reducing the basis of the policy by the annual cost of the insurance protection provided by the policy. Private rulings apply only to the taxpayer who receives the ruling but may be indicative of the IRS’s thinking on an issue.
Special rules under the Code govern how life insurance companies calculate income tax deductions. Under these rules the annual increase in the cash value of life insurance policies owned by life insurance companies may limit the company’s deductions, resulting in an overall increase in its taxable income.
Split Dollar Arrangements Life insurance purchased under a split dollar arrangement is subject to special tax rules. Treasury regulations regarding the taxation of split dollar arrangements apply only to arrangements entered into or materially changed after September 17, 2003. The regulations provide that such split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market interest rate or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the value of the current life insurance protection provided to the employee, (ii) the increase in the amount of policy Cash Value to which the employee has current access, and (iii) the value of any other economic benefits provided to the employee during the taxable year.
Under the Sarbanes-Oxley Act of 2002, it is a criminal offense for an employer with publicly traded stock to extend or arrange a personal loan to a director or executive officer after July 30, 2002. One issue that has not been clarified is whether each premium paid by such an employer under a split dollar arrangement with a director or executive officer is a personal loan subject to this law.
Section 409A of the Code imposes requirements for nonqualified deferred compensation plans with regard to the timing of deferrals, distribution triggers, funding mechanisms and reporting requirements. Nonqualified deferred compensation plans that fail to meet these conditions are taxed currently on all compensation previously deferred and interest earned thereon and are assessed an additional 20% penalty. The law does not limit the use of life insurance as an informal funding mechanism for nonqualified deferred compensation plans, but IRS Notice 2007-34 treats certain split dollar arrangements as nonqualified deferred compensation plans that must comply with the new rules.
Valuation of Life Insurance Special valuation rules apply to Policies distributed from a qualified plan to a participant or transferred by an employer to an employee. IRS Rev. Proc. 2005-25 provides safe harbor formulas for valuing variable and non-variable life insurance. Generally, the safe harbor value is the greater of (i) the sum of the interpolated terminal reserve, any unearned premiums, and a pro rata portion of the estimated dividends for the Policy Year; or (ii) the cash value without
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reduction for surrender charges (but adjusted by a surrender factor for policies distributed from qualified plans) multiplied by a factor specified in Rev. Proc. 2005-25. These rules do not apply to split dollar arrangements entered into on or before September 17, 2003 and not materially modified thereafter.
Other Tax Considerations Under Code Section 6011, taxpayers are required to annually report all “reportable transactions”. Regulations under Code Section 6011 provide a list of several types of reportable transactions, some of which may involve life insurance policies. For example, in some circumstances a reportable transaction might exist if life insurance is owned by a welfare benefit plan. “Reportable transactions” also include transactions that create significant differences between the amount of any item for purposes of determining income, gain, expense or loss for tax purposes differs by more than $10 million, on a gross basis, from the amount of the item for purposes for book purposes. However, Rev. Proc. 2004-67 held that the purchase of life insurance policies that creates such a difference does not, by itself, constitute a “reportable transaction.” The rules related to reportable transactions are complicated and you should consult a qualified tax advisor before purchasing any insurance policy as part of a transaction.
Distribution of the Policy
We sell the Policy through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934, an investment adviser registered with the SEC, and is a member of the Financial Industry Regulatory Authority (FINRA) and SIPC. You may obtain information about SIPC, including the SIPC brochure, by contacting SIPC at (202) 371-3800 or visiting its website at www.SIPC.org. NMIS is the principal underwriter and distributor of the Policy and has entered into a Distribution Agreement with us.
Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company. For more information on commission amounts see “Charges and Deductions—Commissions Paid to Financial Representatives.”
Because registered representatives of NMIS are also our appointed agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, registered representatives of NMIS who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products can qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Policies help registered representatives and/or their managers qualify for such compensation and benefits. Certain registered representatives of NMIS may receive other payments from us for the recruitment, training, development, and supervision of financial representatives, production of promotional literature and similar services.
Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy. NMIS registered representatives receive ongoing servicing compensation related to the Policies, but may be ineligible to receive ongoing servicing compensation paid by issuers of other investment products for certain smaller accounts.
Glossary of Terms
APPLICATION
The form completed by the applicant when applying for coverage under the Policy. This includes any:
1. amendments or endorsements;
2. supplemental Applications;
3. reinstatement Applications; and
4. Policy change Applications.
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43

ATTAINED AGE
The Insured’s Issue Age listed in the Policy schedule pages, plus the number of complete Policy Years that have elapsed since the Policy Date.
CASH SURRENDER VALUE
An amount equal to the Policy Value minus the sum of Policy Debt and any surrender charge. Please note that in certain contexts outside of the Prospectus, such as sales literature, notices and/or other materials, the term Accumulated Value After Loan and Surrender Charge may be used in place of Cash Surrender Value. In some circumstances, the terms Accumulated Value After Loan, Accumulated Value After Surrender Charge, or Net Accumulated Value may be used to describe your Cash Surrender Value, as appropriate.
CODE
The Internal Revenue Code of 1986, as amended.
COMPANY
The Northwestern Mutual Life Insurance Company.
DATE OF ISSUE
The date on which insurance coverage takes effect and the date on which the suicide and contestable periods begin. The date is shown in the Policy.
DEATH BENEFIT
The gross amount payable to the Beneficiary upon the death of the Insured, before the deduction of Policy Debt and other adjustments. (See “Life Insurance Benefit” in the Prospectus.)
DEATH BENEFIT GUARANTEE GRACE PERIOD
A 61-day period after which the Death Benefit Guarantee will terminate if you do not make a sufficient payment.
DIVISION
A subdivision of the Separate Account. We invest each Division’s assets exclusively in shares of one Portfolio.
FINANCIAL REPRESENTATIVE
An individual who is authorized to sell you the Policy and who is licensed both as a Northwestern Mutual insurance agent and as a registered as a representative of our affiliate, Northwestern Mutual Investment Services, LLC, the principal underwriter of the Policy.
FUND
Each Fund is registered under the 1940 Act as an open-end management investment company or as a unit investment trust, or is not required to be registered under the Act. Each Portfolio of the Funds is available as an investment option under the Policy. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.
GENERAL ACCOUNT
All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.
GOOD ORDER
Your request or payment meets all the current requirements necessary for us to process it. For certain requests this may include, as applicable, the return of proceeds, evidence of insurability, underwriting, MEC-limit (or insurance qualification) requirements, any premium payments due, instructions as to payment due dates, or proper completion of certain Northwestern Mutual forms.
HOME OFFICE
Our office at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797.
INCOME PLAN
An optional method of receiving the Death Benefit, maturity benefit, surrender proceeds or withdrawal proceeds of an insurance policy or annuity contract through a series of periodic payments. An Income Plan may also be known as a “payment plan.”
INITIAL SPECIFIED AMOUNT
The Specified Amount of coverage on the Date of Issue of the Policy.
INSURED
The person named as the Insured on the Application and in the Policy.
INVESTED ASSETS
The sum of all amounts in the Divisions of the Separate Account.
ISSUE AGE
The Insured’s age on his/her birthday nearest the Policy Date.
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44

LIFE INSURANCE BENEFIT
The net amount payable upon the death of the Insured. The Life Insurance Benefit equals the Death Benefit (or the Guaranteed Minimum Death Benefit if the Policy is in force under the Death Benefit Guarantee) reduced by any outstanding Policy Debt and other adjustments if death occurs during a grace period.
LOAN VALUE
An amount equal to 90% of the excess of the Policy Value on the date of the loan over the surrender charge that would be applicable to a surrender on the date of the loan.
MEC
Modified endowment contract as described in Section 7702A of the Internal Revenue Code. A modified endowment contract is a life insurance contract that is considered too investment oriented and is taxed less favorably on lifetime distributions than other life insurance contracts. See the “Tax Considerations” section for more detailed information.
MONTHLY POLICY CHARGE
The amount equal to the sum of:
1. the monthly cost of insurance charge;
2. the monthly underwriting and issue charge;
3. the monthly mortality and expense risk charge;
4. the monthly administrative charge;
5. the monthly deferred sales charge;
6. the monthly cost of any optional benefit, if applicable;
7. the monthly Policy Debt Expense charge, if applicable; and
8. the monthly Death Benefit Guarantee charge, if applicable.
MONTHLY PROCESSING DATE
The first Monthly Processing Date is the Policy Date; thereafter, the Monthly Processing Date is the same day of each month as the Policy Date. If the Monthly Processing Date would otherwise fall on the 29th, 30th, or 31st of the month, monthly processing will occur on that day or on the last day of the month if the month does not have that day.
NET PREMIUM(S)
The amount of Premium Payment remaining after the Premium Expense Charges have been deducted.
NORTHWESTERN MUTUAL
The Northwestern Mutual Life Insurance Company.
NYSE
New York Stock Exchange.
OWNER (You, Your)
The person named in the Application as the Owner, or the person who becomes Owner by transfer or succession.
POLICY ANNIVERSARY
The same day and month as the Policy Date in each year following the first Policy Year.
POLICY DATE
The date shown on the Policy Schedule Page from which the following are computed:
1. Policy Year;
2. Policy Anniversary;
3. Monthly Processing Date;
4. Death Benefit Guarantee Period;
5. the Issue Age of Insured; and
6. the Attained Age of the Insured.
POLICY DEBT
The total amount of all outstanding Policy loans, including both principal and accrued interest.
POLICY GRACE PERIOD
A 61-day period after which a Policy will lapse if you do not make a sufficient payment. This period may be longer if mandated by your state.
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POLICY VALUE
The sum of Contract Fund Value and Policy Debt. Please note that in certain contexts outside of the Prospectus, such as sales literature, notices and/or other materials, the term Accumulated Value may be used in place of Policy Value. In some circumstances, the terms Accumulated Value After Loan, Accumulated Value After Surrender Charge, or Net Accumulated Value may be used to describe your Policy Value after deductions for a surrender charge or an outstanding loan, as appropriate.
POLICY YEAR
A year that starts on the Policy Date or on a Policy Anniversary.
PORTFOLIO
A series of a Fund available for investment under the Policy which corresponds to a particular Division of the Separate Account.
PREMIUM PAYMENTS
All payments you make under the Policy other than loan repayments and transaction fees.
SEPARATE ACCOUNT
Northwestern Mutual Variable Life Account II.
SPECIFIED AMOUNT
The amount you select, subject to minimums and underwriting requirements we establish, which is used in determining the insurance coverage on an Insured’s life.
TARGET PREMIUM
An amount based on the Specified Amount, Death Benefit Guarantee Period, any optional benefits, and factors relating to the Insured including but not limited to Issue Age, sex, and underwriting classification, used to compute part of the Premium Expense Charge, the Deferred Sales Charge, the Surrender Charge and the sales commission.
UNIT
An accounting unit of measure representing the value in one or more Divisions of the Separate Account.
UNIT VALUE
The value of a particular Unit at a particular time. Unit Value is analogous, but not the same as, the share price of a Portfolio in which a Division invests. It may fluctuate from one Valuation Period to the next.
VALUATION DATE
Any day the NYSE is open for trading, except for any days specified in the Policy’s prospectus including any day a Portfolio does not value its shares. A Valuation Date ends when the NYSE closes.
VALUATION PERIOD
The time between the close of trading on the NYSE on a Valuation Date and the close of trading on the next Valuation Date.
Custom Variable Universal Life Prospectus
46

Appendix A—Portfolios Available under Your Policy
The following is a list of Portfolios available under your Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.nmprospectus.com. You can also request this information at no cost by calling (866) 464-3800 or by sending an email request to vavldocrequest@northwesternmutual.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio and Adviser/ Sub-adviser (if applicable)		Current Expenses	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 Year
Long-term growth of capital; current income is a secondary objective	Growth Stock Portfolio[2]	Mason Street Advisors, LLC (MSA)/T. Rowe Price Associates, Inc.	0.43%	-38.70%	4.86%	9.75%
Long-term growth of capital	Focused Appreciation Portfolio[2]	MSA/Loomis, Sayles & Company, L.P.	0.62%[1]	-27.83%	7.95%	12.77%
Long-term growth of capital and income	Large Cap Core Stock Portfolio[2]	MSA/Wellington Management Company LLP	0.44%[1]	-18.88%	8.95%	10.81%
Long-term growth of capital and income	Large Cap Blend Portfolio[2]	MSA/Fiduciary Management, Inc.	0.74%[1]	-13.78%	5.99%	10.06%
Investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index	Index 500 Stock Portfolio[2]	MSA/BlackRock Advisors, LLC	0.20%[1]	-18.28%	9.20%	12.32%
Long-term growth of capital; income is a secondary objective	Large Company Value Portfolio[2]	MSA/American Century Investment Management, Inc.	0.75%[1]	-0.34%	7.95%	10.36%
Long-term growth of capital and income	Domestic Equity Portfolio[2]	MSA/Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust	0.50%[1]	-2.99%	7.08%	10.87%
Long-term growth of capital and income	Equity Income Portfolio[2]	MSA/T. Rowe Price Associates, Inc	0.57%[1]	-3.22%	7.16%	9.81%
Long-term growth of capital	Mid Cap Growth Stock Portfolio[2]	MSA/Wellington Management Company LLP	0.53%[1]	-23.77%	5.35%	8.00%
Investment results that approximate the performance of the Standard & Poor’s MidCap 400® Stock Price Index	Index 400 Stock Portfolio[2]	MSA/Northern Trust Investments, Inc.	0.25%[1]	-13.26%	6.44%	10.49%
Long-term growth of capital; current incomes is a secondary objective	Mid Cap Value Portfolio[2]	MSA/American Century Investment Management, Inc.	0.72%[1]	-1.15%	6.88%	11.17%
Long-term growth of capital	Small Cap Growth Stock Portfolio[2]	MSA/Wellington Management Company LLP	0.56%	-28.49%	3.55%	9.40%
Investment results that approximate the performance of the Standard & Poor’s SmallCap 600® Index	Index 600 Stock Portfolio[2]	MSA/Northern Trust Investments, Inc.	0.28%	-16.37%	5.51%	10.42%
Long-term growth of capital	Small Cap Value Portfolio[2]	MSA/T. Rowe Price Investment Management, Inc	0.91%[1]	-18.53%	3.77%	8.30%
Long-term growth of capital	International Growth Portfolio[2]	MSA/FIAM LLC	0.62%	-23.13%	4.67%	5.90%
Capital appreciation	Research International Core Portfolio[2]	MSA/Massachusetts Financial Services Company	0.75%[1]	-17.16%	3.13%	4.96%
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Investment Objective	Portfolio and Adviser/ Sub-adviser (if applicable)		Current Expenses	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 Year
Long-term growth of capital and income	International Equity Portfolio[2]	MSA/Dodge & Cox	0.69%	-6.83%	-1.94%	2.13%
Capital appreciation	Emerging Markets Equity Portfolio[2]	MSA/abrdn Investments Limited	0.90%[1]	-25.28%	-1.21%	0.24%
Maximum current income to the extent consistent with liquidity and stability of capital[3]	Government Money Market Portfolio	MSA/BlackRock Advisors, LLC	0.33%[1]	1.36%	1.03%	0.60%
Provide as high a level of current income as is consistent with prudent investment risk	Short-Term Bond Portfolio[2]	MSA/T. Rowe Price Associates, Inc	0.38%	-4.52%	1.03%	0.98%
Provide as high a level of total return consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	Select Bond Portfolio[2]	MSA/Allspring Global Investments, LLC	0.32%[1]	-13.33%	0.16%	1.11%
Maximum total return, consistent with preservation of capital and prudent investment management	Long-Term U.S. Government Bond Portfolio[2]	MSA/Pacific Investment Management Company LLC	0.98%[1]	-29.53%	-2.80%	0.04%
Pursue total return using a strategy that seeks to protect against U.S. inflation	Inflation Protection Portfolio[2]	MSA/American Century Investment Management, Inc.	0.55%[1]	-12.96%	1.54%	0.79%
High current income and capital appreciation	High Yield Bond Portfolio[2]	MSA/Federated Investment Management Company	0.45%	-11.33%	2.18%	3.72%
Maximum total return, consistent with prudent investment management	Multi-Sector Bond Portfolio[2]	MSA/Pacific Investment Management Company LLC	0.72%[1]	-15.39%	0.20%	1.91%
Realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	Balanced Portfolio[2]	MSA	0.50%[1]	-14.14%	3.41%	5.25%
Realize as high a level of total return as is consistent with reasonable investment risk	Asset Allocation Portfolio[2]	MSA	0.58%[1]	-14.83%	4.21%	6.40%
Long-term growth of capital	Fidelity® VIP Mid Cap Portfolio – Initial Class[4]	Fidelity Management & Research Company LLC (FMR)[5]	0.61%	-14.74%	5.95%	9.96%
Long-term capital appreciation	Fidelity® VIP Contrafund® Portfolio – Initial Class[4]	FMR[5]	0.60%	-26.31%	8.66%	11.43%
Long-term growth of capital by investing primarily in securities of companies that meet the Portfolio’s environmental, social and governance criteria	Sustainable Equity Portfolio[6]	Neuberger Berman Investment Advisers LLC	0.93%	-18.45%	7.40%	10.89%
Long-term growth of capital	U.S. Strategic Equity Fund[7]	Russell Investment Management LLC (RIM)[8]	0.96%	-20.86%	6.79%	10.79%
Long-term growth of capital	U.S. Small Cap Equity Fund[7]	RIM[8]	1.11%[1]	-15.96%	5.24%	8.85%
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Investment Objective	Portfolio and Adviser/ Sub-adviser (if applicable)		Current Expenses	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 Year
Current income and long- term growth of capital	Global Real Estate Securities Fund[7]	RIM[8]	0.91%	-26.77%	0.26%	3.36%
Long-term growth of capital	International Developed Markets Fund[7]	RIM[8]	1.03%[1]	-13.04%	0.96%	4.43%
Provide total return	Strategic Bond Fund[7]	RIM[8]	0.67%	-14.28%	-0.23%	0.94%
Current income and moderate long-term capital appreciation	LifePoints® Variable Target Portfolio Series Moderate Strategy Fund[7]	RIM[8]	0.83%[1]	-15.65%	0.77%	3.08%
Above-average long-term capital appreciation and a moderate level of current income	LifePoints® Variable Target Portfolio Series Balanced Strategy Fund[7]	RIM[8]	0.91%[1]	-16.35%	2.01%	4.48%
High long-term capital appreciation; and as a secondary objective, current income	LifePoints® Variable Target Portfolio Series Growth Strategy Fund[7]	RIM[8]	0.97%[1]	-17.20%	2.99%	5.57%
High long-term capital appreciation	LifePoints® Variable Target Portfolio Series Equity Growth Strategy Fund[7]	RIM[8]	0.99%[1]	-17.68%	3.00%	6.05%
Total return	Commodity Return Strategy Portfolio – Class 2[9]	Credit Suisse Asset Management, LLC	0.77%	16.34%	N/A	N/A
1
This reflects an expense reimbursement and/or fee waiver arrangement that is in place and reported in the Portfolio’s registration statement. This agreement may be terminated in the future and, therefore, the expense figures shown reflect temporary fee reductions.
2
A series of Northwestern Mutual Series Fund, Inc., for which MSA, our wholly-owned company, serves as investment adviser.
3
Although the Government Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Government Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.
4
The Fidelity® VIP Mid Cap Portfolio and the Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products Fund III and the Variable Insurance Products Fund II, respectively.
5
The following affiliates of Fidelity Management & Research Company also assist with foreign investments for each Portfolio: Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.
6
A series of Neuberger Berman Advisers Management Trust.
7
A series of Russell Investment Funds.
8
Assets of each Portfolio are invested by one or more investment management organizations researched and recommended by Russell Investment Management LLC, the investment adviser for the Russell Investment Funds.
9
A series of Credit Suisse Trust.
Custom Variable Universal Life Prospectus
49

Appendix B
Examples of the Death Benefit Guarantee Tests
The Death Benefit Guarantee prevents the Policy from terminating during the Death Benefit Guarantee Period. In order to maintain the Death Benefit Guarantee, and prevent termination of the Policy during the Death Benefit Guarantee Period, at least one of two tests must be met, either the Benchmark Premium Test or the Benchmark Cash Value Test. In general, the Benchmark Premium Test will be met if cumulative Premiums Payments, less Principal Loan Balance (outstanding loans and interest added to principal) and cumulative withdrawals, are equal to or greater than the cumulative Death Benefit Guarantee Benchmark Premium. (See the “Benchmark Premium Test” section of the prospectus for a description of the cumulative Death Benefit Guarantee Benchmark Premium.) For all Policies with the Death Benefit Guarantee, the Benchmark Premium Test will be performed on each Monthly Processing Date during the Death Benefit Guarantee Period or until the Policy Anniversary nearest the Insured’s 121st birthday, if sooner.
If the Benchmark Premium Test is not met on a Monthly Processing Date, additional Premium Payments can be made for up to 60 days after the Monthly Processing Date to meet the Benchmark Premium Test. However, once the Benchmark Premium Test has not been met for 61 consecutive days, the Owner will be unable to reinstate the Benchmark Premium Test and the Death Benefit Guarantee will terminate unless the Benchmark Cash Value Test has been met as described below.
For Policies eligible for the Benchmark Cash Value Test, the Benchmark Cash Value Test offers an alternative way to maintain the Death Benefit Guarantee without requiring the payment of additional Premiums for the lifetime of the Insured. (See “Death Benefit Guarantee Test” section of the prospectus for a description of the criteria that must be met to use the Benchmark Cash Value Test.) In general, the Benchmark Cash Value Test determines whether the Cash Surrender Value is sufficient to fund the Policy for the lifetime of the Insured, assuming a 4% net investment rate of return and mortality and optional benefit charges not in excess of guaranteed maximum rates. The Benchmark Cash Value is the minimum amount of Cash Surrender Value needed to pass the Benchmark Cash Value Test at any given point in time. (See the “Benchmark Cash Value Test” section of the prospectus for a description of the Benchmark Cash Value.)
Under the Benchmark Cash Value Test, if the Cash Surrender Value is greater than or equal to the Benchmark Cash Value on a Monthly Processing Date while the Death Benefit Guarantee is in effect, the Death Benefit Guarantee will continue to remain in effect, regardless of investment performance of the Divisions of the Separate Account, as long as the Owner does not take a Policy loan or withdrawal, does not fail to pay accrued loan interest when due, and does not change the terms of the Policy in a manner that results in an increase in the Company’s risk (such as adding an optional benefit). Loans, withdrawals, the accrual of Policy loan interest to principal, and certain changes in the Policy are referred to as Retest Events. Policy loan interest accrues daily and, if not paid when due, is added to the Principal Loan Balance on each Policy Anniversary. If a Retest Event occurs, we will apply the Benchmark Cash Value Test at that time. The Cash Surrender Value at the time a Retest Event occurs must be greater than or equal to the Benchmark Cash Value for the Benchmark Cash Value Test to be met.
The following examples illustrate the performance of the Benchmark Premium Test and the Benchmark Cash Value Test. Each example is based on a Policy with a Specified Amount of $350,000, Death Benefit Option A, Lifetime Death Benefit Guarantee Period, and an Insured with the following characteristics: Male, Issue Age 35, Premier Non-tobacco underwriting classification. The monthly Benchmark Premium in each example is $337.33, with the annual Benchmark Premium equal to $4,047.96.
THE HYPOTHETICAL VALUES SHOWN IN EACH OF THE EXAMPLES BELOW ARE FOR EXPLANATORY PURPOSES ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF THE VALUES THAT WOULD APPLY UNDER YOUR POLICY. AMONG OTHER THINGS, BOTH THE CUMULATIVE BENCHMARK PREMIUM AND THE BENCHMARK CASH VALUE WILL VARY BASED UPON FACTORS SUCH AS THE SPECIFIED AMOUNT AND THE CHARACTERISTICS OF THE INSURED.
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Example One: Benchmark Premium Test
In the example below, the Benchmark Premium Test is met each Policy Month because the monthly Premium Payment always equals the monthly Benchmark Premium and no loans or withdrawals are made under the Policy. Therefore, for each Policy Month illustrated below, cumulative Premium Payments always equal the cumulative Benchmark Premiums, and there are no loans or withdrawals. Thus, the Benchmark Premium Test is always met. This example is for explanatory purposes only and is not meant to reflect the actual or hypothetical experience of your Policy.
Policy Year	Policy Month	Monthly Premium Payment	Cumulative Premiums Paid	Cumulative Benchmark Premiums	Benchmark Premium Test*
1	1	337	337	337	Met
1	2	337	675	675	Met
1	3	337	1,012	1,012	Met
1	4	337	1,349	1,349	Met
1	5	337	1,687	1,687	Met
1	6	337	2,024	2,024	Met
1	7	337	2,361	2,361	Met
1	8	337	2,699	2,699	Met
1	9	337	3,036	3,036	Met
1	10	337	3,373	3,373	Met
1	11	337	3,711	3,711	Met
1	12	337	4,048	4,048	Met
2	13	337	4,385	4,385	Met
2	14	337	4,723	4,723	Met
2	15	337	5,060	5,060	Met
2	16	337	5,397	5,397	Met
2	17	337	5,735	5,735	Met
2	18	337	6,072	6,072	Met
2	19	337	6,409	6,409	Met
2	20	337	6,747	6,747	Met
2	21	337	7,084	7,084	Met
2	22	337	7,421	7,421	Met
2	23	337	7,759	7,759	Met
2	24	337	8,096	8,096	Met
3	25	337	8,433	8,433	Met
3	26	337	8,771	8,771	Met
3	27	337	9,108	9,108	Met
3	28	337	9,445	9,445	Met
3	29	337	9,783	9,783	Met
3	30	337	10,120	10,120	Met
3	31	337	10,457	10,457	Met
3	32	337	10,795	10,795	Met
3	33	337	11,132	11,132	Met
3	34	337	11,469	11,469	Met
3	35	337	11,807	11,807	Met
3	36	337	12,144	12,144	Met
*
Assumes that premiums are paid on the first day of each Policy Month (the Monthly Processing Date). Assumes no Policy loans or withdrawals. Policy loans and withdrawals decrease the likelihood of meeting the Benchmark Premium Test and maintaining the Death Benefit Guarantee.
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Example Two: Benchmark Premium Test
In the example below, only one Premium Payment is made during the first 24 Policy Months. The Premium Payment, made on the first Monthly Processing Date, is greater than the cumulative Benchmark Premiums for the first 17 Policy Months. There are no loans or withdrawals. Accordingly, the Benchmark Premium Test is met for the first 17 Policy Months, but is not met in any future Policy Month. Even though the Owner makes a second Premium Payment in the 25th Policy Month that results in cumulative Premium Payments exceeding cumulative Benchmark Premiums in future Policy Months, the Benchmark Premium Test is not met at that time or thereafter because the Benchmark Premium Test became unavailable 61 days after the Monthly Processing Date at the beginning of the 18th Policy Month. As noted above, the Benchmark Premium Test is not available after it has not been met for 61 consecutive days, and it cannot be reinstated. This example is for explanatory purposes only and is not meant to reflect the actual or hypothetical experience of your Policy.
Policy Year	Policy Month	Monthly Premium Payment	Cumulative Premiums Paid	Cumulative Benchmark Premiums	Benchmark Premium Test*
1	1	6,000	6,000	337	Met
1	2	0	6,000	675	Met
1	3	0	6,000	1,012	Met
1	4	0	6,000	1,349	Met
1	5	0	6,000	1,687	Met
1	6	0	6,000	2,024	Met
1	7	0	6,000	2,361	Met
1	8	0	6,000	2,699	Met
1	9	0	6,000	3,036	Met
1	10	0	6,000	3,373	Met
1	11	0	6,000	3,711	Met
1	12	0	6,000	4,048	Met
2	13	0	6,000	4,385	Met
2	14	0	6,000	4,723	Met
2	15	0	6,000	5,060	Met
2	16	0	6,000	5,397	Met
2	17	0	6,000	5,735	Met
2	18	0	6,000	6,072	Not Met
2	19	0	6,000	6,409	Not Met
2	20	0	6,000	6,747	Not Met
2	21	0	6,000	7,084	Not Met
2	22	0	6,000	7,421	Not Met
2	23	0	6,000	7,759	Not Met
2	24	0	6,000	8,096	Not Met
3	25	6,000	12,000	8,433	Not Met
3	26	0	12,000	8,771	Not Met
3	27	0	12,000	9,108	Not Met
3	28	0	12,000	9,445	Not Met
3	29	0	12,000	9,783	Not Met
3	30	0	12,000	10,120	Not Met
3	31	0	12,000	10,457	Not Met
3	32	0	12,000	10,795	Not Met
3	33	0	12,000	11,132	Not Met
3	34	0	12,000	11,469	Not Met
3	35	0	12,000	11,807	Not Met
3	36	0	12,000	12,144	Not Met
*
Assumes no Policy loans or withdrawals. Policy loans and withdrawals decrease the likelihood of meeting the Benchmark Premium Test and maintaining the Death Benefit Guarantee.
Custom Variable Universal Life Prospectus
52

Example Three: Benchmark Cash Value Test
In the example below, the Benchmark Cash Value Test is met in the 8th Policy Year when the Cash Surrender Value first exceeds the Benchmark Cash Value. The Death Benefit Guarantee is maintained in prior Policy Years because the Benchmark Premium Test is met in each month of those Policy Years. Once the Benchmark Cash Value Test is met, it continues to be met, without any additional Premium Payments and regardless of changes in the Cash Surrender Value resulting from the investment performance of the Divisions of the Separate Account, as long as a Retest Event does not occur. As shown below, the Benchmark Cash Value Test is met in the 8th Policy Year and all following Policy Years, and the Death Benefit Guarantee remains in place even though the Benchmark Premium Test ceases to be met in the 20th Policy Year and thereafter. This example is for explanatory purposes only and is not meant to reflect the actual or hypothetical experience of your Policy.
End of Policy Year	Annual Premium Payment*	Benchmark Premium Test**	Cash Surrender Value**#	Benchmark Cash Value	Benchmark Cash Value Test**
1	11,411	Met	8,554	73,269	Not Met
2	11,411	Met	19,844	75,877	Not Met
3	11,411	Met	31,898	78,582	Not Met
4	11,411	Met	44,762	81,372	Not Met
5	11,411	Met	58,493	84,256	Not Met
6	11,411	Met	73,551	87,234	Not Met
7	11,411	Met	89,603	90,307	Not Met
8	0	Met	95,226	93,468	Met
9	0	Met	101,198	96,719	Met
10	0	Met	107,532	100,055	Met
11	0	Met	114,728	103,474	Met
12	0	Met	122,404	106,981	Met
13	0	Met	130,590	110,583	Met
14	0	Met	139,321	114,300	Met
15	0	Met	148,628	118,139	Met
16	0	Met	158,549	122,094	Met
17	0	Met	169,116	126,158	Met
18	0	Met	180,366	130,316	Met
19	0	Met	192,346	134,572	Met
20	0	Not Met	205,119	138,908	Met
21	0	Not Met	218,858	143,308	Met
22	0	Not Met	233,507	147,774	Met
23	0	Not Met	249,132	152,310	Met
24	0	Not Met	265,781	156,937	Met
25	0	Not Met	283,516	161,658	Met
26	0	Not Met	302,403	166,450	Met
27	0	Not Met	322,511	171,297	Met
28	0	Not Met	343,909	176,173	Met
29	0	Not Met	366,668	181,062	Met
30	0	Not Met	390,855	185,966	Met
*
Assumes premiums paid at beginning of Policy Year.
**
Assumes no Policy loans or withdrawals. Policy loans and withdrawals decrease the likelihood of meeting the Benchmark Premium Test and the Benchmark Cash Value Test and maintaining the Death Benefit Guarantee. Policy loans and withdrawals also constitute Retest Events under the Benchmark Cash Value Test. If a Retest Event occurs, then the Benchmark Cash Value Test will be met if the Cash Surrender Value is greater than or equal to the Benchmark Cash Value as of the effective date of the Retest Event.
#
Assumes a hypothetical net annual investment rate of return of 7% in all Policy Years. The actual investment rate of return will impact the Cash Surrender Value, but not the Benchmark Cash Value. All else being equal, a lower investment rate of return will result in the Benchmark Cash Value Test being met at a later duration, if at all.
Custom Variable Universal Life Prospectus
53

Example Four: Benchmark Cash Value Test
This example is similar to Example Three, except that here the hypothetical net annual investment rate of return is 0% in Policy Years 11-30. The Benchmark Cash Value Test is met in Policy Year 8. Notwithstanding poor investment performance in Policy Years 11-30, and even though the Cash Surrender Value falls below the Benchmark Cash Value in Policy Year 12, the Benchmark Cash Value Test continues to be met in all Policy Years. This example also assumes that no Retest Event (for example, a Policy Loan or withdrawal) occurs during or after Policy Year 8. If a Retest Event had occurred during or after Policy Year 8, the Cash Surrender Value and Benchmark Cash Value would have been re-determined, and the Benchmark Cash Value Test may or may not have been met at that time. This example is for explanatory purposes only and is not meant to reflect the actual or hypothetical experience of your Policy.
End of Policy Year	Annual Premium Payment*	Benchmark Premium Test**	Cash Surrender Value**#	Benchmark Cash Value	Benchmark Cash Value Test**
1	11,411	Met	8,554	73,269	Not Met
2	11,411	Met	19,844	75,877	Not Met
3	11,411	Met	31,898	78,582	Not Met
4	11,411	Met	44,762	81,372	Not Met
5	11,411	Met	58,493	84,256	Not Met
6	11,411	Met	73,551	87,234	Not Met
7	11,411	Met	89,603	90,307	Not Met
8	0	Met	95,226	93,468	Met
9	0	Met	101,198	96,719	Met
10	0	Met	107,532	100,055	Met
11	0	Met	107,219	103,474	Met
12	0	Met	106,899	106,981	Met
13	0	Met	106,565	110,583	Met
14	0	Met	106,215	114,300	Met
15	0	Met	105,843	118,139	Met
16	0	Met	105,447	122,094	Met
17	0	Met	105,020	126,158	Met
18	0	Met	104,556	130,316	Met
19	0	Met	104,056	134,572	Met
20	0	Not Met	103,529	138,908	Met
21	0	Not Met	103,033	143,308	Met
22	0	Not Met	102,504	147,774	Met
23	0	Not Met	101,941	152,310	Met
24	0	Not Met	101,330	156,937	Met
25	0	Not Met	100,665	161,658	Met
26	0	Not Met	99,940	166,450	Met
27	0	Not Met	99,143	171,297	Met
28	0	Not Met	98,266	176,173	Met
29	0	Not Met	97,294	181,062	Met
30	0	Not Met	96,207	185,966	Met
*
Assumes premiums paid at beginning of Policy Year.
**
Assumes no Policy loans or withdrawals. Policy loans and withdrawals decrease the likelihood of meeting the Benchmark Premium Test and the Benchmark Cash Value Test and maintaining the Death Benefit Guarantee. If a Retest Event occurs, then the Benchmark Cash Value Test will be met if the Cash Surrender Value is greater than or equal to the Benchmark Cash Value as of the effective date of the Retest Event.
#
Assumes a hypothetical net annual investment rate of return of 7% in Policy Years 1-10 and 0% in Policy Years 11-30.
Custom Variable Universal Life Prospectus
54

Example Five: Benchmark Cash Value Test
Example Five is similar to Example Three; however, unlike Example Three, Example Five illustrates the effect of a Retest Event. The Benchmark Cash Value Test is met in Policy Year 8. As shown below, in Policy Year 11, the Owner makes a withdrawal—
a Retest Event—of $40,000 under the Policy. If a Retest Event occurs, then the Benchmark Cash Value Test will be met if the Cash Surrender Value is greater than or equal to the Benchmark Cash Value as of the effective date of the Retest Event. Since the Benchmark Cash Value at the time of the withdrawal exceeds the Cash Surrender Value, the Benchmark Cash Value Test is not met. The Benchmark Premium Test is also not met at the time of the withdrawal in Policy Year 11. Because neither the Benchmark Premium Test nor the Benchmark Cash Value Test has been met, the Death Benefit Guarantee terminates. Once the Death Benefit Guarantee terminates, it cannot be reinstated, even though the Cash Surrender Value later exceeds the Benchmark Cash Value in Policy Year 23. This example is for explanatory purposes only and is not meant to reflect the actual or hypothetical experience of your Policy.
End of Policy Year	Annual Premium Payment*	Benchmark Premium Test**	Cash Surrender Value**#	Benchmark Cash Value	Benchmark Cash Value Test**
1	11,411	Met	8,554	73,269	Not Met
2	11,411	Met	19,844	75,877	Not Met
3	11,411	Met	31,898	78,582	Not Met
4	11,411	Met	44,762	81,372	Not Met
5	11,411	Met	58,493	84,256	Not Met
6	11,411	Met	73,551	87,234	Not Met
7	11,411	Met	89,603	90,307	Not Met
8	0	Met	95,226	93,468	Met
9	0	Met	101,198	96,719	Met
10	0	Met	107,532	100,055	Met
11	0	Not Met	71,993	103,474	Not Met
12	0	Not Met	76,753	106,981	Not Met
13	0	Not Met	81,828	110,583	Not Met
14	0	Not Met	87,242	114,300	Not Met
15	0	Not Met	93,014	118,139	Not Met
16	0	Not Met	99,167	122,094	Not Met
17	0	Not Met	105,724	126,158	Not Met
18	0	Not Met	112,710	130,316	Not Met
19	0	Not Met	120,156	134,572	Not Met
20	0	Not Met	128,108	138,908	Not Met
21	0	Not Met	136,676	143,308	Not Met
22	0	Not Met	145,825	147,774	Not Met
23	0	Not Met	155,584	152,310	Not Met
24	0	Not Met	165,983	156,937	Not Met
25	0	Not Met	177,060	161,658	Not Met
26	0	Not Met	188,857	166,450	Not Met
27	0	Not Met	201,416	171,297	Not Met
28	0	Not Met	214,781	176,173	Not Met
29	0	Not Met	228,996	181,062	Not Met
30	0	Not Met	244,103	185,966	Not Met
*
Assumes premiums paid at beginning of Policy Year.
**
Assumes a hypothetical net annual investment rate of return of 7% in all Policy Years.
#
Assumes a withdrawal of $40,000 in Policy Year 11. Policy loans and withdrawals decrease the likelihood of meeting the Benchmark Premium Test and the Benchmark Cash Value Test and maintaining the Death Benefit Guarantee. If a Retest Event occurs, then the Benchmark Cash Value Test will be met if the Cash Surrender Value is greater than or equal to the Benchmark Cash Value as of the effective date of the Retest Event.
Custom Variable Universal Life Prospectus
55

Additional Information
More information about your Policy and Separate Account is included in a Statement of Additional Information (“SAI”), which is dated the same day as this Prospectus, is incorporated by reference into this Prospectus, and is available free of charge from The Northwestern Mutual Life Insurance Company. To request a free copy of the Separate Account’s SAI, or current annual report, or to request other information about the Policy or to make investor inquiries, call (866) 464-3800. Under certain circumstances you or your Financial Representative may be able to obtain these documents online at www.nmprospectus.com. Reports and other information about the Separate Account are available on the SEC’s Internet site at www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Edgar Contract Identifier C000037773
Custom Variable Universal Life Prospectus
56

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II
(Account)
THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
(Depositor)
720 EAST WISCONSIN AVENUE
MILWAUKEE, WI 53202
1-866-464-3800
STATEMENT OF ADDITIONAL INFORMATION
Custom Variable Universal Life
We no longer issue the Policy described in this Statement of Additional Information.
The Policies we currently offer are described in separate Prospectuses and
Statements of Additional Information.

This Statement of Additional Information (“SAI”) contains additional information regarding the Custom Variable Universal Life insurance policy (the “Policy”) offered by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). This SAI is not a prospectus, and should be read together with the prospectus for the Policy (the “Prospectus”) dated May 1, 2023. You may obtain a copy of the Prospectus by writing or calling Northwestern Mutual at the address or phone number shown above, or by visiting www.nmprospectus.com. Capitalized terms in this SAI have the same meanings as in the Prospectus for the Policy.
The date of this Statement of Additional Information is May 1, 2023.

DISTRIBUTION OF THE POLICY
Northwestern Mutual Investment Services, LLC (“NMIS”), our wholly-owned company, is the principal underwriter and distributor of the Policy. NMIS is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Policy is offered on a continuous basis exclusively through our Financial Representatives, who are also registered representatives of NMIS.
NMIS is the principal underwriter of the Policies for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of variable life insurance policies issued in connection with the Account during the last three fiscal years representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers.
Year	Amount
2022	$123,115,003
2021	$88,642,733
2020	$52,135,241
NMIS also provides certain services related to the administration of payment plans under the Policy pursuant to an administrative services contract with Northwestern Mutual. In exchange for these services, NMIS receives compensation to cover the actual costs incurred by NMIS in performing these services.
EXPERTS
The statutory financial statements of The Northwestern Mutual Life Insurance Company as of December 31, 2022 and 2021 and for each of the three years in the period ended December 31, 2022, and the financial statements of Northwestern Mutual Variable Life Account II as of December 31, 2022 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 833 East Michigan Street, Suite 1200, Milwaukee, Wisconsin 53202.

Annual Report December 31, 2022

Northwestern Mutual Variable Life Account II

Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Northwestern Mutual Life Insurance Company and the Policyowners of Northwestern Mutual Variable Life Account II

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of Northwestern Mutual Variable Life Account II indicated in the table below as of December 31, 2022, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of Northwestern Mutual Variable Life Account II as of December 31, 2022, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Growth Stock Division (1)	Mid Cap Value Division (1)	Select Bond Division (1)	U.S. Strategic Equity Division (1)
Focused Appreciation Division (1)	Small Cap Growth Stock Division (1)	Long-Term U.S. Government Bond Division (1)	U.S. Small Cap Equity Division (1)
Large Cap Core Stock Division (1)	Index 600 Stock Division (1)	Inflation Protection Division (1)	International Developed Markets Division (1)
Large Cap Blend Division (1)	Small Cap Value Division (1)	High Yield Bond Division (1)	Strategic Bond Division (1)
Index 500 Stock Division (1)	International Growth Division (1)	Multi-Sector Bond Division (1)	Global Real Estate Securities Division (1)
Large Company Value Division (1)	Research International Core Division (1)	Balanced Division (1)	LifePoints Moderate Strategy Division (1)
Domestic Equity Division (1)	International Equity Division (1)	Asset Allocation Division (1)	LifePoints Balanced Strategy Division (1)
Equity Income Division (1)	Emerging Markets Equity Division (1)	Fidelity VIP Mid Cap Division (1)	LifePoints Growth Strategy Division (1)
Mid Cap Growth Stock Division (1)	Government Money Market Division (1)	Fidelity VIP Contrafund Division (1)	LifePoints Equity Growth Strategy Division (1)
Index 400 Stock Division (1)	Short-Term Bond Division (1)	AMT Sustainable Equity Division (1)	Credit Suisse Trust Commodity Return Strategy Division (1)
(1) Statement of operations for the year ended December 31, 2022 and statement of changes in net assets for the years ended December 31, 2022 and 2021

Basis for Opinions

These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the divisions of Northwestern Mutual Variable Life Account II based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of Northwestern Mutual Variable Life Account II in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2022 by correspondence with the custodians and the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

April 26, 2023

We have served as the auditor of one or more of the divisions of Northwestern Mutual Variable Life Account II since 2007.

Northwestern Mutual Variable Life Account II

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

December 31, 2022 (in thousands, except accumulation unit values)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division		Index 500 Stock Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$17,572	$35,646	$13,529	$2,719		$379,376
Fidelity Variable Insurance Products Fund	-	-	-	-		-
Neuberger Berman Advisers Management Trust	-	-	-	-		-
Russell Investment Funds	-	-	-	-		-
Credit Suisse Trust	-	-	-	-		-
Due from Northwestern Mutual Life Insurance Company	63	11	-	-		42
Total Assets	17,635	35,657	13,529	2,719		379,418

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-		-
Due to Participants	-	-	-	-		-
Total Liabilities	-	-	-	-		-

Total Net Assets	$17,635	$35,657	$13,529	$2,719		$379,418

Net Assets:
Custom Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (2)
Policyowners’ Equity	$7,645	$22,588	$7,662	$2,380		$190,303
Executive Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (3)
Policyowners’ Equity	5,988	1,985	2,626	20		18,107
Survivorship Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (4)
Policyowners’ Equity	284	2,265	1,540	77		12,811
Variable Universal Life Plus Policies Issued
On or After November 11, 2019 (5)
Policyowners’ Equity	3,487	8,539	1,461	240		156,493
Executive Variable Universal Life II Policies Issued
On or After November 11, 2019 (6)
Policyowners’ Equity	231	280	240	2		1,704

Total Net Assets	$17,635	$35,657	$13,529	$2,719		$379,418

(1) Investments, at cost	$26,772	$41,988	$15,623	$2,956		$375,240
Mutual Fund Shares Held	8,601	13,091	9,382	2,516		59,463
(2) Accumulation Unit Value	$93.238655	$78.340181	$81.491845	$23.885115		$220.942531
Units Outstanding	82	288	94	100		861
(3) Accumulation Unit Value	$93.238655	$78.340181	$81.491845	$23.885115		$220.942531
Units Outstanding	64	25	32	1		82
(4) Accumulation Unit Value	$93.238655	$78.340181	$81.491845	$23.885115		$220.942531
Units Outstanding	3	29	19	3		58
(5) Accumulation Unit Value	$93.238655	$78.340181	$81.491845	$23.885115		$220.942531
Units Outstanding	37	109	18	10		708
(6) Accumulation Unit Value	$93.238655	$78.340181	$81.491845	$23.885115		$220.942531
Units Outstanding	2	4	3	-	(a)	8

(a) Amount is less than 500

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

December 31, 2022 (in thousands, except accumulation unit values)

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$6,736	$49,693	$20,192	$12,208	$79,882
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	2	-	-	13	23
Total Assets	6,738	49,693	20,192	12,221	79,905

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	42	58	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	42	58	-	-

Total Net Assets	$6,738	$49,651	$20,134	$12,221	$79,905

Net Assets:
Custom Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (2)
Policyowners’ Equity	$3,940	$27,408	$15,501	$6,282	$47,380
Executive Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (3)
Policyowners’ Equity	529	4,189	2,071	2,993	3,681
Survivorship Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (4)
Policyowners’ Equity	687	1,383	972	881	2,774
Variable Universal Life Plus Policies Issued
On or After November 11, 2019 (5)
Policyowners’ Equity	1,388	16,487	1,542	1,891	25,911
Executive Variable Universal Life II Policies Issued
On or After November 11, 2019 (6)
Policyowners’ Equity	194	184	48	174	159

Total Net Assets	$6,738	$49,651	$20,134	$12,221	$79,905

(1) Investments, at cost	$7,283	$50,386	$20,365	$15,116	$83,568
Mutual Fund Shares Held	7,298	30,468	11,948	4,501	40,528
(2) Accumulation Unit Value	$25.046912	$42.219400	$49.822897	$162.785136	$81.117713
Units Outstanding	157	649	311	39	584
(3) Accumulation Unit Value	$25.046912	$42.219400	$49.822897	$162.785136	$81.117713
Units Outstanding	21	99	42	18	45
(4) Accumulation Unit Value	$25.046912	$42.219400	$49.822897	$162.785136	$81.117713
Units Outstanding	27	33	20	5	34
(5) Accumulation Unit Value	$25.046912	$42.219400	$49.822897	$162.785136	$81.117713
Units Outstanding	55	390	31	12	319
(6) Accumulation Unit Value	$25.046912	$42.219400	$49.822897	$162.785136	$81.117713
Units Outstanding	8	4	1	1	2

(a) Amount is less than 500

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

December 31, 2022 (in thousands, except accumulation unit values)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$30,998	$24,703	$41,593	$13,805	$57,616
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	56	18	-	9
Total Assets	30,998	24,759	41,611	13,805	57,625

Liabilities:
Due to Northwestern Mutual Life Insurance Company	57	-	-	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	57	-	-	-	-

Total Net Assets	$30,941	$24,759	$41,611	$13,805	$57,625

Net Assets:
Custom Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (2)
Policyowners’ Equity	$17,471	$13,111	$23,226	$10,808	$34,579
Executive Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (3)
Policyowners’ Equity	2,102	2,678	2,327	871	1,412
Survivorship Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (4)
Policyowners’ Equity	938	1,445	863	344	1,905
Variable Universal Life Plus Policies Issued
On or After November 11, 2019 (5)
Policyowners’ Equity	10,238	7,407	15,093	1,690	19,609
Executive Variable Universal Life II Policies Issued
On or After November 11, 2019 (6)
Policyowners’ Equity	192	118	102	92	120

Total Net Assets	$30,941	$24,759	$41,611	$13,805	$57,625

(1) Investments, at cost	$31,811	$33,588	$44,108	$16,320	$62,131
Mutual Fund Shares Held	18,901	13,043	29,923	7,623	35,434
(2) Accumulation Unit Value	$61.046817	$77.536313	$32.084276	$57.377496	$30.392880
Units Outstanding	286	169	724	188	1,138
(3) Accumulation Unit Value	$61.046817	$77.536313	$32.084276	$57.377496	$30.392880
Units Outstanding	34	35	73	15	46
(4) Accumulation Unit Value	$61.046817	$77.536313	$32.084276	$57.377496	$30.392880
Units Outstanding	15	19	27	6	63
(5) Accumulation Unit Value	$61.046817	$77.536313	$32.084276	$57.377496	$30.392880
Units Outstanding	168	95	470	29	645
(6) Accumulation Unit Value	$61.046817	$77.536313	$32.084276	$57.377496	$30.392880
Units Outstanding	3	2	3	2	4

(a) Amount is less than 500

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

December 31, 2022 (in thousands, except accumulation unit values)

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Government Money Market Division	Short-Term Bond Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$59,493	$79,091	$68,116	$30,091	$9,369
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	14	13	15	-	-
Total Assets	59,507	79,104	68,131	30,091	9,369

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	152	15
Due to Participants	-	-	-	355	-
Total Liabilities	-	-	-	507	15

Total Net Assets	$59,507	$79,104	$68,131	$29,584	$9,354

Net Assets:
Custom Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (2)
Policyowners’ Equity	$33,140	$51,325	$40,689	$11,538	$4,801
Executive Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (3)
Policyowners’ Equity	2,017	4,247	1,362	7,000	595
Survivorship Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (4)
Policyowners’ Equity	2,858	2,118	1,943	401	55
Variable Universal Life Plus Policies Issued
On or After November 11, 2019 (5)
Policyowners’ Equity	21,333	21,145	23,973	9,653	3,839
Executive Variable Universal Life II Policies Issued
On or After November 11, 2019 (6)
Policyowners’ Equity	159	269	164	992	64

Total Net Assets	$59,507	$79,104	$68,131	$29,584	$9,354

(1) Investments, at cost	$63,416	$88,450	$80,179	$30,091	$9,541
Mutual Fund Shares Held	60,460	56,453	76,193	30,091	9,463
(2) Accumulation Unit Value	$14.933069	$5.525225	$11.640958	$44.076838	$13.311816
Units Outstanding	2,219	9,289	3,495	262	361
(3) Accumulation Unit Value	$14.933069	$5.525225	$11.640958	$44.076838	$13.311816
Units Outstanding	135	769	117	159	45
(4) Accumulation Unit Value	$14.933069	$5.525225	$11.640958	$44.076838	$13.311816
Units Outstanding	191	383	167	9	4
(5) Accumulation Unit Value	$14.933069	$5.525225	$11.640958	$44.076838	$13.311816
Units Outstanding	1,428	3,825	2,058	221	289
(6) Accumulation Unit Value	$14.933069	$5.525225	$11.640958	$44.076838	$13.311816
Units Outstanding	11	49	14	23	5

(a) Amount is less than 500

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

December 31, 2022 (in thousands, except accumulation unit values)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$54,637	$2,381	$14,591	$19,880	$36,493
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	7	-	2	2	1
Total Assets	54,644	2,381	14,593	19,882	36,494

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	1	-	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	1	-	-	-

Total Net Assets	$54,644	$2,380	$14,593	$19,882	$36,494

Net Assets:
Custom Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (2)
Policyowners’ Equity	$30,056	$801	$7,296	$13,493	$22,492
Executive Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (3)
Policyowners’ Equity	10,392	56	1,996	2,352	2,340
Survivorship Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (4)
Policyowners’ Equity	1,195	987	258	421	1,084
Variable Universal Life Plus Policies Issued
On or After November 11, 2019 (5)
Policyowners’ Equity	12,212	535	4,940	3,482	10,326
Executive Variable Universal Life II Policies Issued
On or After November 11, 2019 (6)
Policyowners’ Equity	789	1	103	134	252

Total Net Assets	$54,644	$2,380	$14,593	$19,882	$36,494

(1) Investments, at cost	$64,902	$3,240	$16,318	$22,756	$43,015
Mutual Fund Shares Held	51,158	3,664	13,910	31,707	40,058
(2) Accumulation Unit Value	$228.662825	$17.947739	$15.909250	$59.175445	$18.966369
Units Outstanding	131	45	459	228	1,186
(3) Accumulation Unit Value	$228.662825	$17.947739	$15.909250	$59.175445	$18.966369
Units Outstanding	45	3	125	40	123
(4) Accumulation Unit Value	$228.662825	$17.947739	$15.909250	$59.175445	$18.966369
Units Outstanding	5	55	16	7	57
(5) Accumulation Unit Value	$228.662825	$17.947739	$15.909250	$59.175445	$18.966369
Units Outstanding	53	30	310	59	544
(6) Accumulation Unit Value	$228.662825	$17.947739	$15.909250	$59.175445	$18.966369
Units Outstanding	3	-	6	2	13

(a) Amount is less than 500

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

December 31, 2022 (in thousands, except accumulation unit values)

	Balanced Division		Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	AMT Sustainable Equity Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$9,128		$2,938	$-	$-	$-
Fidelity Variable Insurance Products Fund	-		-	20,753	45,415	-
Neuberger Berman Advisers Management Trust	-		-	-	-	26,349
Russell Investment Funds	-		-	-	-	-
Credit Suisse Trust	-		-	-	-	-
Due from Northwestern Mutual Life Insurance Company	3		1	1	61	6
Total Assets	9,131		2,939	20,754	45,476	26,355

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-		-	-	-	-
Due to Participants	-		-	-	-	-
Total Liabilities	-		-	-	-	-

Total Net Assets	$9,131		$2,939	$20,754	$45,476	$26,355

Net Assets:
Custom Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (2)
Policyowners’ Equity	$4,018		$939	$15,941	$24,344	$15,107
Executive Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (3)
Policyowners’ Equity	4,015		996	993	1,592	591
Survivorship Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (4)
Policyowners’ Equity	13		292	1,210	2,082	638
Variable Universal Life Plus Policies Issued
On or After November 11, 2019 (5)
Policyowners’ Equity	1,015		168	2,352	17,209	9,934
Executive Variable Universal Life II Policies Issued
On or After November 11, 2019 (6)
Policyowners’ Equity	70		544	258	249	85

Total Net Assets	$9,131		$2,939	$20,754	$45,476	$26,355

(1) Investments, at cost	$10,890		$3,350	$22,031	$50,277	$27,630
Mutual Fund Shares Held	7,550		2,897	634	1,199	983
(2) Accumulation Unit Value	$256.387829		$31.043666	$75.449401	$33.189569	$30.111716
Units Outstanding	16		30	211	733	502
(3) Accumulation Unit Value	$256.387829		$31.043666	$75.449401	$33.189569	$30.111716
Units Outstanding	16		32	13	48	20
(4) Accumulation Unit Value	$256.387829		$31.043666	$75.449401	$33.189569	$30.111716
Units Outstanding	-	(a)	9	16	63	21
(5) Accumulation Unit Value	$256.387829		$31.043666	$75.449401	$33.189569	$30.111716
Units Outstanding	4		5	31	518	330
(6) Accumulation Unit Value	$256.387829		$31.043666	$75.449401	$33.189569	$30.111716
Units Outstanding	-	(a)	18	3	8	3

(a) Amount is less than 500

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

December 31, 2022 (in thousands, except accumulation unit values)

	U.S. Strategic Equity Division	U.S. Small Cap Equity Division	International Developed Markets Division	Strategic Bond Division	Global Real Estate Securities Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$-	$-	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	5,229	4,297	15,417	18,148	42,398
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	1	-	-	3	85
Total Assets	5,230	4,297	15,417	18,151	42,483

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	16	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	16	-	-

Total Net Assets	$5,230	$4,297	$15,401	$18,151	$42,483

Net Assets:
Custom Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (2)
Policyowners’ Equity	$4,138	$3,359	$9,354	$9,506	$26,654
Executive Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (3)
Policyowners’ Equity	753	299	3,656	3,893	1,403
Survivorship Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (4)
Policyowners’ Equity	29	269	151	582	1,410
Variable Universal Life Plus Policies Issued
On or After November 11, 2019 (5)
Policyowners’ Equity	258	344	2,076	3,838	12,792
Executive Variable Universal Life II Policies Issued
On or After November 11, 2019 (6)
Policyowners’ Equity	52	26	164	332	224
Total Net Assets	$5,230	$4,297	$15,401	$18,151	$42,483

(1) Investments, at cost	$5,806	$4,990	$16,786	$21,428	$49,196
Mutual Fund Shares Held	335	342	1,463	2,076	3,436
(2) Accumulation Unit Value	$33.915304	$44.554659	$23.567997	$24.607660	$52.232355
Units Outstanding	122	75	397	386	510
(3) Accumulation Unit Value	$33.915304	$44.554659	$23.567997	$24.607660	$52.232355
Units Outstanding	22	7	155	158	27
(4) Accumulation Unit Value	$33.915304	$44.554659	$23.567997	$24.607660	$52.232355
Units Outstanding	1	6	6	24	27
(5) Accumulation Unit Value	$33.915304	$44.554659	$23.567997	$24.607660	$52.232355
Units Outstanding	8	8	88	156	245
(6) Accumulation Unit Value	$33.915304	$44.554659	$23.567997	$24.607660	$52.232355
Units Outstanding	2	1	7	13	4

(a) Amount is less than 500

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

December 31, 2022 (in thousands, except accumulation unit values)

	LifePoints Moderate Strategy Division		LifePoints Balanced Strategy Division	LifePoints Growth Strategy Division	LifePoints Equity Growth Strategy Division		Credit Suisse Trust Commodity Return Strategy Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$-		$-	$-	$-		$-
Fidelity Variable Insurance Products Fund	-		-	-	-		-
Neuberger Berman Advisers Management Trust	-		-	-	-		-
Russell Investment Funds	734		3,165	3,397	999		-
Credit Suisse Trust	-		-	-	-		32,045
Due from Northwestern Mutual Life Insurance Company	-		-	-	-		-
Total Assets	734		3,165	3,397	999		32,045

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-		3	3	-		61
Due to Participants	-		-	-	-		-
Total Liabilities	-		3	3	-		61

Total Net Assets	$734		$3,162	$3,394	$999		$31,984

Net Assets:
Custom Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (2)
Policyowners’ Equity	$117		$488	$1,818	$705		$17,954
Executive Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (3)
Policyowners’ Equity	488		2,200	683	212		801
Survivorship Variable Universal Life Policies Issued
Between January 31, 2007 and December 23, 2019 (4)
Policyowners’ Equity	-		-	481	-		739
Variable Universal Life Plus Policies Issued
On or After November 11, 2019 (5)
Policyowners’ Equity	3		459	24	82		12,349
Executive Variable Universal Life II Policies Issued
On or After November 11, 2019 (6)
Policyowners’ Equity	126		15	388	-		141
Total Net Assets	$734		$3,162	$3,394	$999		$31,984

(1) Investments, at cost	$897		$3,844	$3,933	$1,166		$30,703
Mutual Fund Shares Held	87		387	416	130		1,306
(2) Accumulation Unit Value	$17.208370		$18.279960	$18.571091	$17.639237		$6.964941
Units Outstanding	7		27	98	40		2,578
(3) Accumulation Unit Value	$17.208370		$18.279960	$18.571091	$17.639237		$6.964941
Units Outstanding	28		120	37	12		115
(4) Accumulation Unit Value	$17.208370		$18.279960	$18.571091	$17.639237		$6.964941
Units Outstanding	-		-	26	-		106
(5) Accumulation Unit Value	$17.208370		$18.279960	$18.571091	$17.639237		$6.964941
Units Outstanding	-	(a)	25	1	5		1,772
(6) Accumulation Unit Value	$17.208370		$18.279960	$18.571091	$17.639237		$6.964941
Units Outstanding	7		1	21	-	(a)	20

(a) Amount is less than 500

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

For the Year Ended December 31, 2022 (in thousands)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division
Income:
Dividend income	$-	$5	$124	$17	$4,572
Net investment income (loss)	-	5	124	17	4,572

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(101)	306	110	18	5,361
Realized gain distribution	3,361	4,357	2,547	226	11,616
Realized gains (losses)	3,260	4,663	2,657	244	16,977

Change in unrealized appreciation/(depreciation) of investments during the period	(13,133)	(16,140)	(5,807)	(667)	(90,713)

Net increase (decrease) in net assets resulting from operations	$(9,873)	$(11,472)	$(3,026)	$(406)	$(69,164)

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division
Income:
Dividend income	$200	$782	$405	$19	$829
Net investment income (loss)	200	782	405	19	829

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	19	528	203	(31)	340
Realized gain distribution	1,183	5,108	2,206	1,133	7,835
Realized gains (losses)	1,202	5,636	2,409	1,102	8,175

Change in unrealized appreciation/(depreciation) of investments during the period	(1,372)	(7,526)	(3,421)	(4,518)	(18,792)

Net increase (decrease) in net assets resulting from operations	$30	$(1,108)	$(607)	$(3,397)	$(9,788)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division
Income:
Dividend income	$547	$-	$393	$38	$304
Net investment income (loss)	547	-	393	38	304

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	146	(143)	178	(34)	222
Realized gain distribution	4,212	4,263	3,422	1,901	5,625
Realized gains (losses)	4,358	4,120	3,600	1,867	5,847

Change in unrealized appreciation/(depreciation) of investments during the period	(5,088)	(11,772)	(10,355)	(4,720)	(18,715)

Net increase (decrease) in net assets resulting from operations	$(183)	$(7,652)	$(6,362)	$(2,815)	$(12,564)

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

For the Year Ended December 31, 2022 (in thousands)

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Government Money Market Division	Short-Term Bond Division
Income:
Dividend income	$1,167	$1,788	$770	$341	$124
Net investment income (loss)	1,167	1,788	770	341	124

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	80	(584)	(39)	-	(371)
Realized gain distribution	2,794	2,003	4,832	-	18
Realized gains (losses)	2,874	1,419	4,793	-	(353)

Change in unrealized appreciation/(depreciation) of investments during the period	(12,458)	(7,823)	(21,425)	-	(73)

Net increase (decrease) in net assets resulting from operations	$(8,417)	$(4,616)	$(15,862)	$341	$(302)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division
Income:
Dividend income	$923	$41	$457	$1,114	$1,434
Net investment income (loss)	923	41	457	1,114	1,434

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(363)	(276)	35	(121)	(167)
Realized gain distribution	71	-	306	-	14
Realized gains (losses)	(292)	(276)	341	(121)	(153)

Change in unrealized appreciation/(depreciation) of investments during the period	(8,104)	(592)	(2,601)	(3,328)	(6,817)

Net increase (decrease) in net assets resulting from operations	$(7,473)	$(827)	$(1,803)	$(2,335)	$(5,536)

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	AMT Sustainable Equity Division
Income:
Dividend income	$350	$84	$108	$250	$115
Net investment income (loss)	350	84	108	250	115

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(43)	(22)	7	303	172
Realized gain distribution	600	210	1,339	2,208	2,443
Realized gains (losses)	557	188	1,346	2,511	2,615

Change in unrealized appreciation/(depreciation) of investments during the period	(2,323)	(652)	(4,716)	(15,127)	(7,305)

Net increase (decrease) in net assets resulting from operations	$(1,416)	$(380)	$(3,262)	$(12,366)	$(4,575)

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

For the Year Ended December 31, 2022 (in thousands)

	U.S. Strategic Equity Division	U.S. Small Cap Equity Division	International Developed Markets Division	Strategic Bond Division
Income:
Dividend income	$34	$9	$-	$445

Net investment income (loss)	34	9	-	445
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	69	3	7	(187)
Realized gain distribution	419	86	284	11
Realized gains (losses)	488	89	291	(176)

Change in unrealized appreciation/(depreciation) of investments during the period	(1,881)	(864)	(2,306)	(2,983)

Net increase (decrease) in net assets resulting from operations	$(1,359)	$(766)	$(2,015)	$(2,714)

	Global Real Estate Securities Division	LifePoints Moderate Strategy Division	LifePoints Balanced Strategy Division	LifePoints Growth Strategy Division
Income:
Dividend income	$523	$14	$58	$46

Net investment income (loss)	523	14	58	46
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(80)	(13)	(66)	(64)
Realized gain distribution	318	17	110	141
Realized gains (losses)	238	4	44	77

Change in unrealized appreciation/(depreciation) of investments during the period	(13,143)	(154)	(750)	(772)

Net increase (decrease) in net assets resulting from operations	$(12,382)	$(136)	$(648)	$(649)

	LifePoints Equity Growth Strategy Division	Credit Suisse Trust Commodity Return Strategy Division
Income:
Dividend income	$13	$4,762

Net investment income (loss)	13	4,762
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(31)	751
Realized gain distribution	48	-
Realized gains (losses)	17	751

Change in unrealized appreciation/(depreciation) of investments during the period	(225)	(1,319)

Net increase (decrease) in net assets resulting from operations	$(195)	$4,194

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	Growth Stock Division		Focused Appreciation Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$-	$1	$5	$59
Net realized gains (losses)	3,260	1,709	4,663	5,099
Net change in unrealized appreciation/(depreciation)	(13,133)	1,664	(16,140)	706
Net increase (decrease) in net assets resulting from operations	(9,873)	3,374	(11,472)	5,864

Policy Transactions:
Policy owners’ net payments	2,845	2,149	7,288	5,359
Policy loans, surrenders and death benefits	(201)	(415)	(698)	(1,134)
Mortality and other (net)	(686)	(592)	(1,756)	(1,352)
Transfers from other divisions or sponsor	16,143	42,579	55,624	59,746
Transfers to other divisions or sponsor	(15,167)	(42,146)	(52,719)	(58,838)
Net increase (decrease) in net assets resulting from contract transactions	2,934	1,575	7,739	3,781

Net increase (decrease) in net assets	(6,939)	4,949	(3,733)	9,645

Net Assets:
Beginning of period	24,574	19,625	39,390	29,745
End of period	$17,635	$24,574	$35,657	$39,390

Units issued during the period	196	331	790	692
Units redeemed during the period	(170)	(320)	(698)	(655)
Net units issued (redeemed) during period	26	11	92	37

	Large Cap Core Stock Division		Large Cap Blend Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$124	$117	$17	$17
Net realized gains (losses)	2,657	1,349	244	195
Net change in unrealized appreciation/(depreciation)	(5,807)	1,786	(667)	216
Net increase (decrease) in net assets resulting from operations	(3,026)	3,252	(406)	428

Policy Transactions:
Policy owners’ net payments	1,436	1,090	284	217
Policy loans, surrenders and death benefits	(270)	(349)	(36)	(47)
Mortality and other (net)	(412)	(351)	(77)	(69)
Transfers from other divisions or sponsor	9,268	15,744	2,803	2,728
Transfers to other divisions or sponsor	(9,801)	(15,454)	(2,738)	(2,688)
Net increase (decrease) in net assets resulting from contract transactions	221	680	236	141

Net increase (decrease) in net assets	(2,805)	3,932	(170)	569

Net Assets:
Beginning of period	16,334	12,402	2,889	2,320
End of period	$13,529	$16,334	$2,719	$2,889

Units issued during the period	144	199	140	119
Units redeemed during the period	(140)	(191)	(130)	(114)
Net units issued (redeemed) during period	4	8	10	5

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	Index 500 Stock Division		Large Company Value Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$4,572	$3,529	$200	$55
Net realized gains (losses)	16,977	10,623	1,202	87
Net change in unrealized appreciation/(depreciation)	(90,713)	53,062	(1,372)	678
Net increase (decrease) in net assets resulting from operations	(69,164)	67,214	30	820

Policy Transactions:
Policy owners’ net payments	94,912	69,847	1,131	728
Policy loans, surrenders and death benefits	(5,720)	(5,731)	(69)	(151)
Mortality and other (net)	(19,612)	(13,023)	(276)	(183)
Transfers from other divisions or sponsor	405,998	366,491	6,426	5,957
Transfers to other divisions or sponsor	(377,064)	(334,784)	(6,047)	(5,128)
Net increase (decrease) in net assets resulting from contract transactions	98,514	82,800	1,165	1,223

Net increase (decrease) in net assets	29,350	150,014	1,195	2,043

Net Assets:
Beginning of period	350,068	200,054	5,543	3,500
End of period	$379,418	$350,068	$6,738	$5,543

Units issued during the period	2,340	2,002	355	326
Units redeemed during the period	(1,919)	(1,657)	(308)	(275)
Net units issued (redeemed) during period	421	345	47	51

	Domestic Equity Division		Equity Income Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$782	$665	$405	$378
Net realized gains (losses)	5,636	1,345	2,409	233
Net change in unrealized appreciation/(depreciation)	(7,526)	5,171	(3,421)	3,367
Net increase (decrease) in net assets resulting from operations	(1,108)	7,181	(607)	3,978

Policy Transactions:
Policy owners’ net payments	12,102	7,218	1,974	1,472
Policy loans, surrenders and death benefits	(1,520)	(905)	(472)	(516)
Mortality and other (net)	(2,673)	(1,678)	(578)	(476)
Transfers from other divisions or sponsor	84,774	74,026	29,206	31,521
Transfers to other divisions or sponsor	(84,480)	(72,131)	(29,083)	(31,637)
Net increase (decrease) in net assets resulting from contract transactions	8,203	6,530	1,047	364

Net increase (decrease) in net assets	7,095	13,711	440	4,342

Net Assets:
Beginning of period	42,556	28,845	19,694	15,352
End of period	$49,651	$42,556	$20,134	$19,694

Units issued during the period	2,481	2,164	674	705
Units redeemed during the period	(2,284)	(2,000)	(650)	(698)
Net units issued (redeemed) during period	197	164	24	7

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	Mid Cap Growth Stock Division		Index 400 Stock Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$19	$20	$829	$581
Net realized gains (losses)	1,102	2,114	8,175	2,821
Net change in unrealized appreciation/(depreciation)	(4,518)	(887)	(18,792)	9,162
Net increase (decrease) in net assets resulting from operations	(3,397)	1,247	(9,788)	12,564

Policy Transactions:
Policy owners’ net payments	1,847	1,370	17,752	11,294
Policy loans, surrenders and death benefits	(146)	(187)	(1,526)	(1,528)
Mortality and other (net)	(457)	(395)	(3,862)	(2,681)
Transfers from other divisions or sponsor	10,181	24,701	112,911	102,599
Transfers to other divisions or sponsor	(9,638)	(24,680)	(107,013)	(99,332)
Net increase (decrease) in net assets resulting from contract transactions	1,787	809	18,262	10,352

Net increase (decrease) in net assets	(1,610)	2,056	8,474	22,916

Net Assets:
Beginning of period	13,831	11,775	71,431	48,515
End of period	$12,221	$13,831	$79,905	$71,431

Units issued during the period	77	129	1,696	1,399
Units redeemed during the period	(67)	(127)	(1,475)	(1,281)
Net units issued (redeemed) during period	10	2	221	118

	Mid Cap Value Division		Small Cap Growth Stock Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$547	$254	$-	$4
Net realized gains (losses)	4,358	296	4,120	2,842
Net change in unrealized appreciation/(depreciation)	(5,088)	3,644	(11,772)	(1,992)
Net increase (decrease) in net assets resulting from operations	(183)	4,194	(7,652)	854

Policy Transactions:
Policy owners’ net payments	7,498	4,439	5,980	3,913
Policy loans, surrenders and death benefits	(670)	(608)	(517)	(554)
Mortality and other (net)	(1,692)	(1,043)	(1,247)	(903)
Transfers from other divisions or sponsor	53,036	46,295	38,574	40,712
Transfers to other divisions or sponsor	(52,446)	(44,451)	(35,139)	(39,837)
Net increase (decrease) in net assets resulting from contract transactions	5,726	4,632	7,651	3,331

Net increase (decrease) in net assets	5,543	8,826	(1)	4,185

Net Assets:
Beginning of period	25,398	16,572	24,760	20,575
End of period	$30,941	$25,398	$24,759	$24,760

Units issued during the period	1,064	934	573	440
Units redeemed during the period	(970)	(853)	(482)	(409)
Net units issued (redeemed) during period	94	81	91	31

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	Index 600 Stock Division		Small Cap Value Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$393	$241	$38	$53
Net realized gains (losses)	3,600	1,221	1,867	721
Net change in unrealized appreciation/(depreciation)	(10,355)	4,903	(4,720)	1,845
Net increase (decrease) in net assets resulting from operations	(6,362)	6,365	(2,815)	2,619

Policy Transactions:
Policy owners’ net payments	9,973	6,381	1,921	1,338
Policy loans, surrenders and death benefits	(757)	(899)	(341)	(339)
Mortality and other (net)	(2,163)	(1,476)	(466)	(379)
Transfers from other divisions or sponsor	55,192	54,662	21,787	21,510
Transfers to other divisions or sponsor	(50,267)	(52,286)	(20,737)	(21,646)
Net increase (decrease) in net assets resulting from contract transactions	11,978	6,382	2,164	484

Net increase (decrease) in net assets	5,616	12,747	(651)	3,103

Net Assets:
Beginning of period	35,995	23,248	14,456	11,353
End of period	$41,611	$35,995	$13,805	$14,456

Units issued during the period	2,120	1,799	417	362
Units redeemed during the period	(1,761)	(1,628)	(382)	(355)
Net units issued (redeemed) during period	359	171	35	7

	International Growth Division		Research International Core Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$304	$242	$1,167	$468
Net realized gains (losses)	5,847	1,725	2,874	910
Net change in unrealized appreciation/(depreciation)	(18,715)	4,480	(12,458)	3,017
Net increase (decrease) in net assets resulting from operations	(12,564)	6,447	(8,417)	4,395

Policy Transactions:
Policy owners’ net payments	13,868	8,692	14,865	8,494
Policy loans, surrenders and death benefits	(1,317)	(1,090)	(934)	(961)
Mortality and other (net)	(2,884)	(1,983)	(3,060)	(1,992)
Transfers from other divisions or sponsor	92,888	81,353	100,164	87,141
Transfers to other divisions or sponsor	(85,175)	(76,408)	(91,445)	(81,602)
Net increase (decrease) in net assets resulting from contract transactions	17,380	10,564	19,590	11,080

Net increase (decrease) in net assets	4,816	17,011	11,173	15,475

Net Assets:
Beginning of period	52,809	35,798	48,334	32,859
End of period	$57,625	$52,809	$59,507	$48,334

Units issued during the period	3,624	2,554	8,118	5,812
Units redeemed during the period	(3,063)	(2,268)	(6,815)	(5,173)
Net units issued (redeemed) during period	561	286	1,303	639

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	International Equity Division		Emerging Markets Equity Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$1,788	$1,471	$770	$273
Net realized gains (losses)	1,419	(199)	4,793	612
Net change in unrealized appreciation/(depreciation)	(7,823)	1,056	(21,425)	(3,663)
Net increase (decrease) in net assets resulting from operations	(4,616)	2,328	(15,862)	(2,778)

Policy Transactions:
Policy owners’ net payments	15,513	10,685	17,905	11,240
Policy loans, surrenders and death benefits	(1,608)	(1,678)	(1,343)	(1,323)
Mortality and other (net)	(3,365)	(2,315)	(3,537)	(2,483)
Transfers from other divisions or sponsor	129,955	123,084	118,706	97,847
Transfers to other divisions or sponsor	(126,057)	(113,920)	(104,467)	(91,626)
Net increase (decrease) in net assets resulting from contract transactions	14,438	15,856	27,264	13,655

Net increase (decrease) in net assets	9,822	18,184	11,402	10,877

Net Assets:
Beginning of period	69,282	51,098	56,729	45,852
End of period	$79,104	$69,282	$68,131	$56,729

Units issued during the period	28,298	23,378	11,801	6,932
Units redeemed during the period	(25,666)	(20,742)	(9,590)	(6,101)
Net units issued (redeemed) during period	2,632	2,636	2,211	831

	Government Money Market Division		Short-Term Bond Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$341	$-	$124	$103
Net realized gains (losses)	-	1	(353)	43
Net change in unrealized appreciation/(depreciation)	-	-	(73)	(160)
Net increase (decrease) in net assets resulting from operations	341	1	(302)	(14)

Policy Transactions:
Policy owners’ net payments	126,965	109,123	1,849	724
Policy loans, surrenders and death benefits	(1,380)	(5,079)	(176)	(112)
Mortality and other (net)	(5,916)	(3,941)	(275)	(180)
Transfers from other divisions or sponsor	19,491	28,705	16,079	10,255
Transfers to other divisions or sponsor	(130,500)	(130,499)	(13,932)	(8,606)
Net increase (decrease) in net assets resulting from contract transactions	8,660	(1,691)	3,545	2,081

Net increase (decrease) in net assets	9,001	(1,690)	3,243	2,067

Net Assets:
Beginning of period	20,583	22,273	6,111	4,044
End of period	$29,584	$20,583	$9,354	$6,111

Units issued during the period	4,519	5,619	1,641	838
Units redeemed during the period	(4,318)	(5,658)	(1,376)	(689)
Net units issued (redeemed) during period	201	(39)	265	149

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	Select Bond Division		Long-Term U.S. Government Bond Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$923	$1,025	$41	$11
Net realized gains (losses)	(292)	2,460	(276)	163
Net change in unrealized appreciation/(depreciation)	(8,104)	(4,125)	(592)	(197)
Net increase (decrease) in net assets resulting from operations	(7,473)	(640)	(827)	(23)

Policy Transactions:
Policy owners’ net payments	10,373	7,529	395	414
Policy loans, surrenders and death benefits	(1,066)	(1,522)	(32)	(31)
Mortality and other (net)	(2,445)	(1,796)	(109)	(89)
Transfers from other divisions or sponsor	102,255	121,263	3,651	3,531
Transfers to other divisions or sponsor	(99,645)	(113,978)	(2,050)	(4,554)
Net increase (decrease) in net assets resulting from contract transactions	9,472	11,496	1,855	(729)

Net increase (decrease) in net assets	1,999	10,856	1,028	(752)

Net Assets:
Beginning of period	52,645	41,789	1,352	2,104
End of period	$54,644	$52,645	$2,380	$1,352

Units issued during the period	511	510	212	173
Units redeemed during the period	(473)	(467)	(132)	(198)
Net units issued (redeemed) during period	38	43	80	(25)

	Inflation Protection Division		High Yield Bond Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$457	$93	$1,114	$1,031
Net realized gains (losses)	341	94	(121)	64
Net change in unrealized appreciation/(depreciation)	(2,601)	437	(3,328)	(126)
Net increase (decrease) in net assets resulting from operations	(1,803)	624	(2,335)	969

Policy Transactions:
Policy owners’ net payments	2,632	1,632	3,131	2,451
Policy loans, surrenders and death benefits	(207)	(235)	(399)	(601)
Mortality and other (net)	(599)	(395)	(753)	(594)
Transfers from other divisions or sponsor	23,208	27,319	25,423	35,249
Transfers to other divisions or sponsor	(21,042)	(24,163)	(24,880)	(35,353)
Net increase (decrease) in net assets resulting from contract transactions	3,992	4,158	2,522	1,152

Net increase (decrease) in net assets	2,189	4,782	187	2,121

Net Assets:
Beginning of period	12,404	7,622	19,695	17,574
End of period	$14,593	$12,404	$19,882	$19,695

Units issued during the period	1,646	1,784	514	602
Units redeemed during the period	(1,408)	(1,550)	(473)	(584)
Net units issued (redeemed) during period	238	234	41	18

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	Multi-Sector Bond Division		Balanced Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$1,434	$644	$350	$254
Net realized gains (losses)	(153)	311	557	671
Net change in unrealized appreciation/(depreciation)	(6,817)	(933)	(2,323)	(204)
Net increase (decrease) in net assets resulting from operations	(5,536)	22	(1,416)	721

Policy Transactions:
Policy owners’ net payments	7,502	5,596	935	789
Policy loans, surrenders and death benefits	(629)	(880)	(103)	(566)
Mortality and other (net)	(1,652)	(1,215)	(316)	(273)
Transfers from other divisions or sponsor	56,579	53,309	7,946	13,363
Transfers to other divisions or sponsor	(54,248)	(46,630)	(7,727)	(13,810)
Net increase (decrease) in net assets resulting from contract transactions	7,552	10,180	735	(497)

Net increase (decrease) in net assets	2,016	10,202	(681)	224

Net Assets:
Beginning of period	34,478	24,276	9,812	9,588
End of period	$36,494	$34,478	$9,131	$9,812

Units issued during the period	3,559	2,830	40	50
Units redeemed during the period	(3,174)	(2,374)	(36)	(52)
Net units issued (redeemed) during period	385	456	4	(2)

	Asset Allocation Division		Fidelity VIP Mid Cap Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$84	$52	$108	$124
Net realized gains (losses)	188	161	1,346	3,600
Net change in unrealized appreciation/(depreciation)	(652)	-	(4,716)	617
Net increase (decrease) in net assets resulting from operations	(380)	213	(3,262)	4,341

Policy Transactions:
Policy owners’ net payments	302	325	2,538	2,002
Policy loans, surrenders and death benefits	3	(205)	(311)	(404)
Mortality and other (net)	(82)	(63)	(665)	(554)
Transfers from other divisions or sponsor	2,219	3,288	31,937	32,705
Transfers to other divisions or sponsor	(1,580)	(3,107)	(31,132)	(33,166)
Net increase (decrease) in net assets resulting from contract transactions	862	238	2,367	583

Net increase (decrease) in net assets	482	451	(895)	4,924

Net Assets:
Beginning of period	2,457	2,006	21,649	16,725
End of period	$2,939	$2,457	$20,754	$21,649

Units issued during the period	85	134	490	442
Units redeemed during the period	(59)	(127)	(460)	(436)
Net units issued (redeemed) during period	26	7	30	6

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	Fidelity VIP Contrafund Division		AMT Sustainable Equity Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$250	$19	$115	$76
Net realized gains (losses)	2,511	5,424	2,615	664
Net change in unrealized appreciation/(depreciation)	(15,127)	3,115	(7,305)	3,157
Net increase (decrease) in net assets resulting from operations	(12,366)	8,558	(4,575)	3,897

Policy Transactions:
Policy owners’ net payments	12,474	7,463	7,033	4,180
Policy loans, surrenders and death benefits	(1,165)	(882)	(516)	(561)
Mortality and other (net)	(2,628)	(1,744)	(1,533)	(1,005)
Transfers from other divisions or sponsor	85,997	69,525	55,754	43,867
Transfers to other divisions or sponsor	(79,960)	(67,456)	(52,519)	(42,892)
Net increase (decrease) in net assets resulting from contract transactions	14,718	6,906	8,219	3,589

Net increase (decrease) in net assets	2,352	15,464	3,644	7,486

Net Assets:
Beginning of period	43,124	27,660	22,711	15,225
End of period	$45,476	$43,124	$26,355	$22,711

Units issued during the period	2,925	2,050	2,073	1,499
Units redeemed during the period	(2,512)	(1,878)	(1,812)	(1,394)
Net units issued (redeemed) during period	413	172	261	105

	U.S. Strategic Equity Division		U.S. Small Cap Equity Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$34	$34	$9	$11
Net realized gains (losses)	488	750	89	1,227
Net change in unrealized appreciation/(depreciation)	(1,881)	325	(864)	(304)
Net increase (decrease) in net assets resulting from operations	(1,359)	1,109	(766)	934

Policy Transactions:
Policy owners’ net payments	434	427	431	322
Policy loans, surrenders and death benefits	(116)	(321)	62	(154)
Mortality and other (net)	(115)	(101)	(131)	(103)
Transfers from other divisions or sponsor	6,898	10,850	4,226	7,147
Transfers to other divisions or sponsor	(6,924)	(11,038)	(4,155)	(7,103)
Net increase (decrease) in net assets resulting from contract transactions	177	(183)	433	109

Net increase (decrease) in net assets	(1,182)	926	(333)	1,043

Net Assets:
Beginning of period	6,412	5,486	4,630	3,587
End of period	$5,230	$6,412	$4,297	$4,630

Units issued during the period	251	297	121	149
Units redeemed during the period	(245)	(303)	(111)	(148)
Net units issued (redeemed) during period	6	(6)	10	1

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	International Developed Markets Division		Strategic Bond Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$-	$356	$445	$142
Net realized gains (losses)	291	1,243	(176)	192
Net change in unrealized appreciation/(depreciation)	(2,306)	(74)	(2,983)	(602)
Net increase (decrease) in net assets resulting from operations	(2,015)	1,525	(2,714)	(268)

Policy Transactions:
Policy owners’ net payments	2,434	1,752	3,339	2,287
Policy loans, surrenders and death benefits	(503)	(624)	(407)	(422)
Mortality and other (net)	(531)	(427)	(818)	(588)
Transfers from other divisions or sponsor	18,367	28,485	34,359	39,664
Transfers to other divisions or sponsor	(17,642)	(27,217)	(33,989)	(36,196)
Net increase (decrease) in net assets resulting from contract transactions	2,125	1,969	2,484	4,745

Net increase (decrease) in net assets	110	3,494	(230)	4,477

Net Assets:
Beginning of period	15,291	11,797	18,381	13,904
End of period	$15,401	$15,291	$18,151	$18,381

Units issued during the period	1,061	1,216	1,613	1,511
Units redeemed during the period	(972)	(1,142)	(1,517)	(1,346)
Net units issued (redeemed) during period	89	74	96	165

	Global Real Estate Securities Division		LifePoints Moderate Strategy Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$523	$1,755	$14	$22
Net realized gains (losses)	238	536	4	58
Net change in unrealized appreciation/(depreciation)	(13,143)	6,123	(154)	(61)
Net increase (decrease) in net assets resulting from operations	(12,382)	8,414	(136)	19

Policy Transactions:
Policy owners’ net payments	10,120	6,329	72	84
Policy loans, surrenders and death benefits	(936)	(967)	(2)	(3)
Mortality and other (net)	(2,128)	(1,514)	(19)	(12)
Transfers from other divisions or sponsor	77,667	70,732	361	751
Transfers to other divisions or sponsor	(72,613)	(68,367)	(333)	(503)
Net increase (decrease) in net assets resulting from contract transactions	12,110	6,213	79	317

Net increase (decrease) in net assets	(272)	14,627	(57)	336

Net Assets:
Beginning of period	42,755	28,128	791	455
End of period	$42,483	$42,755	$734	$791

Units issued during the period	1,626	1,265	32	42
Units redeemed during the period	(1,413)	(1,167)	(28)	(28)
Net units issued (redeemed) during period	213	98	4	14

The Accompanying Notes are an Integral Part of these Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	LifePoints Balanced Strategy Division		LifePoints Growth Strategy Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$58	$143	$46	$154
Net realized gains (losses)	44	233	77	391
Net change in unrealized appreciation/(depreciation)	(750)	(119)	(772)	(25)
Net increase (decrease) in net assets resulting from operations	(648)	257	(649)	520

Policy Transactions:
Policy owners’ net payments	276	237	286	321
Policy loans, surrenders and death benefits	(5)	(25)	(140)	(118)
Mortality and other (net)	(68)	(44)	(73)	(78)
Transfers from other divisions or sponsor	1,123	3,052	3,228	3,776
Transfers to other divisions or sponsor	(1,116)	(1,661)	(2,830)	(4,111)
Net increase (decrease) in net assets resulting from contract transactions	210	1,559	471	(210)

Net increase (decrease) in net assets	(438)	1,816	(178)	310

Net Assets:
Beginning of period	3,600	1,784	3,572	3,262
End of period	$3,162	$3,600	$3,394	$3,572

Units issued during the period	88	303	188	196
Units redeemed during the period	(79)	(231)	(165)	(207)
Net units issued (redeemed) during period	9	72	23	(11)

	LifePoints Equity Growth Strategy Division		Credit Suisse Trust Commodity Return Strategy Division
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income (loss)	$13	$49	$4,762	$1,214
Net realized gains (losses)	17	86	751	52
Net change in unrealized appreciation/(depreciation)	(225)	(3)	(1,319)	3,334
Net increase (decrease) in net assets resulting from operations	(195)	132	4,194	4,600

Policy Transactions:
Policy owners’ net payments	188	120	7,693	4,482
Policy loans, surrenders and death benefits	(73)	-	(677)	(625)
Mortality and other (net)	(57)	(41)	(1,808)	(1,057)
Transfers from other divisions or sponsor	788	646	57,585	45,334
Transfers to other divisions or sponsor	(752)	(389)	(60,275)	(42,290)
Net increase (decrease) in net assets resulting from contract transactions	94	336	2,518	5,844

Net increase (decrease) in net assets	(101)	468	6,712	10,444

Net Assets:
Beginning of period	1,100	632	25,272	14,828
End of period	$999	$1,100	$31,984	$25,272

Units issued during the period	58	38	9,739	9,620
Units redeemed during the period	(52)	(23)	(9,370)	(8,581)
Net units issued (redeemed) during period	6	15	369	1,039

The Accompanying Notes are an Integral Part of these Financial Statements.

Notes to Financial Statements

1.	Organization

Northwestern Mutual Variable Life Account II (“the Account”) is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual” or “sponsor”) used to fund variable life insurance policies (“the Policies”).

All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products Fund, Neuberger Berman Advisers Management Trust, Russell Investment Funds and Credit Suisse Trust (collectively known as “the Funds”). The Funds are open-end investment companies registered under the Investment Company Act of 1940. The financial statements for the Funds should be read in conjunction with the financial statements of the Divisions. Each Division of the account indirectly bears exposure to the market, credit and liquidity risks of the Fund in which it invests.

Variable Universal Life Plus and Executive Variable Universal Life II policies were offered starting November 11, 2019. New sales of Custom Variable Universal Life, Executive Variable Universal Life and Survivorship Variable Universal Life which invest in the Account were discontinued in 2019; however, premium payments made by policyowners existing at that date will continue to be recorded by the Account.

2.	Significant Accounting Policies

A.

Use of Estimates – The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets for use in estimates. Actual results could differ from those estimates.

B.

Investment Valuation – The shares are valued at the Funds’ offering and redemption prices per share. As of December 31, 2022, all of the Account’s investments are identified as Level 1 securities for valuation purposes under the Fair Value Measurement Topic of the FASB Accounting Standards Codification. Level 1 fair value is determined by unadjusted quoted prices in active markets for identical securities or derivatives. Level 2 fair value is determined by other significant observable inputs (including quoted prices for similar securities). Level 3 fair value is determined by significant unobservable inputs (including the Account’s own assumptions in determining fair value). There were no transfers between levels during the year. All changes in fair value are recorded as change in unrealized appreciation/(depreciation) of investments during the period in the statements of operations of the applicable Division.

C.

Investment Income, Securities Transactions and Policy Dividends – Transactions in the Funds’ shares are accounted for on the trade date. The basis for determining cost on sale of the Funds’ shares is identified cost. Dividend income and distributions of net realized gains from the Funds are recorded on the ex–date of the dividends. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds. The Policies are eligible to receive policy dividends from Northwestern Mutual. Any policy dividends reinvested in the Account are reflected in Policyowners’ net payments in the accompanying financial statements.

D.

Due to Participants – Upon notification of death of the policyowner, a liability is recorded and is included in Due to Participants in the accompanying financial statements. This liability is identified as Level 1 for valuation purposes under the Fair Value Measurement Topic of the FASB Accounting Standards Codification.

E.

Taxes – Northwestern Mutual is taxed as a “life insurance company” under the Internal Revenue Code. The Policies, which are funded in the Account, are taxed as part of the operations of Northwestern Mutual. Currently, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual reserves the right to charge for taxes in the future.

3.	Purchases and Sales of Investments

Purchases and sales of the Funds’ shares for the year ended December 31, 2022 were as follows (amounts in thousands):

Fund Name	Purchases	Sales
Growth Stock Division	$9,491	$3,343
Focused Appreciation Division	17,211	5,122
Large Cap Core Stock Division	5,463	2,624
Large Cap Blend Division	810	330
Index 500 Stock Division	167,840	53,172
Large Company Value Division	3,809	1,263
Domestic Equity Division	23,304	9,165
Equity Income Division	6,863	3,147
Mid Cap Growth Stock Division	4,334	1,453
Index 400 Stock Division	36,314	9,411
Mid Cap Value Division	15,950	5,407
Small Cap Growth Stock Division	15,170	3,341
Index 600 Stock Division	20,557	4,786
Small Cap Value Division	5,979	1,874
International Growth Division	29,860	6,560
Research International Core Division	30,093	6,554
International Equity Division	27,807	9,682
Emerging Markets Equity Division	40,254	7,404
Government Money Market Division	160,609	151,464
Short-Term Bond Division	13,633	9,940
Select Bond Division	18,818	8,414
Long-Term U.S. Government Bond Division	2,428	530
Inflation Protection Bond Division	6,745	1,993
High Yield Bond Division	6,417	2,789
Multi-Sector Bond Division	13,619	4,620

Notes to Financial Statements

Fund Name	Purchases	Sales
Balanced Division	$2,638	$952
Asset Allocation Division	1,428	273
Fidelity VIP Mid Cap Division	6,363	2,550
Fidelity VIP Contrafund Division	23,288	6,172
AMT Sustainable Equity Division	14,131	3,358
U.S. Strategic Equity Division	1,412	782
U.S. Small Cap Equity Division	1,099	569
International Developed Markets Division	5,043	2,617
Strategic Bond Division	6,227	3,289
Global Real Estate Securities Division	18,502	5,661
LifePoints Moderate Strategy Division	390	279
LifePoints Balanced Strategy Division	1,202	820
LifePoints Growth Strategy Division	1,247	586
LifePoints Equity Growth Strategy Division	612	457
Credit Suisse Trust Commodity Return Strategy Division	17,273	9,931

4.	Expenses and Related Party Transactions

A monthly deduction for policy and service charges is paid to Northwestern Mutual. This monthly deduction includes charges for the cost of insurance, administrative fees, underwriting, and other charges for optional benefits.

Certain deductions are also made from the annual, single or other premiums before amounts are allocated to the Account. These deductions are for sales load, administrative expenses, taxes and a risk charge for the guaranteed death benefit among other charges which are detailed in the Prospectus.

The charges noted are reflected as a reduction in units and are included in Mortality and other in the accompanying financial statements.

5.	Subsequent Events

On March 19, 2023, UBS Group AG (“UBS”) and Credit Suisse Group AG (“Credit Suisse”) announced that they reached an agreement pursuant to which Credit Suisse will merge with UBS, with UBS as the surviving entity (the “Merger”). No immediate changes to the Commodity Return Strategy Portfolio’s investment strategy or its portfolio managers are currently anticipated in connection with the Merger.

Notes to Financial Statements

6. Financial Highlights

	As of the respective period end date:			For the respective period ended:
				Dividend
				Income as
	Units	Unit Value,		a % of
	Outstanding	Lowest to	Net Assets	Average	Expense	Total
	(000’s)	Highest	(000’s)	Net Assets	Ratio (1)	Return (1)
Growth Stock Division
2022	188	$93.238655	$17,635	0.00%	0.00%	(38.70	) %
2021	162	152.095850	24,574	0.00 (2)	0.00	16.67
2020	151	130.365531	19,625	0.67	0.00	34.97
2019	140	96.585761	13,453	0.67	0.00	29.68
2018	127	74.477290	9,428	0.72	0.00	1.26
Focused Appreciation Division
2022	455	$78.340181	$35,657	0.01%	0.00%	(27.83	) %
2021	363	108.543824	39,390	0.17	0.00	18.90
2020	326	91.289389	29,745	0.54	0.00	32.55
2019	320	68.873586	22,056	0.66	0.00	31.97
2018	302	52.188290	15,761	0.51	0.00	(2.34)
Large Cap Core Stock Division
2022	166	$81.491845	$13,529	0.89%	0.00%	(18.88	) %
2021	162	100.458713	16,334	0.80	0.00	25.10
2020	154	80.301917	12,402	1.23	0.00	22.74
2019	122	65.424142	8,029	1.20	0.00	31.19
2018	123	49.869208	6,138	1.54	0.00	(6.04)
Large Cap Blend Division
2022	114	$23.885115	$2,719	0.63%	0.00%	(13.78	) %
2021	104	27.701179	2,889	0.66	0.00	18.46
2020	99	23.385328	2,320	5.26	0.00	10.05
2019	103	21.249241	2,194	1.14	0.00	23.97
2018	113	17.140701	1,940	0.79	0.00	(4.00)
Index 500 Stock Division
2022	1,717	$220.942531	$379,418	1.30%	0.00%	(18.28	) %
2021	1,296	270.376034	350,068	1.28	0.00	28.45
2020	951	210.492951	200,054	1.65	0.00	18.18
2019	731	178.109105	130,083	1.64	0.00	31.18
2018	562	135.776139	76,297	1.66	0.00	(4.58)
Large Company Value Division
2022	268	$25.046912	$6,738	3.29%	0.00%	(0.34	) %
2021	221	25.131615	5,543	1.21	0.00	21.92
2020	169	20.613433	3,500	2.16	0.00	2.64
2019	122	20.083819	2,467	2.33	0.00	27.66
2018	89	15.732361	1,409	1.78	0.00	(7.92)
Domestic Equity Division
2022	1,175	$42.219400	$49,651	1.75%	0.00%	(2.99	) %
2021	978	43.518946	42,556	1.86	0.00	22.71
2020	814	35.463950	28,845	2.19	0.00	0.73
2019	628	35.207252	22,120	1.94	0.00	20.77
2018	506	29.152607	14,730	1.81	0.00	(2.81)
Equity Income Division
2022	405	$49.822897	$20,134	2.08%	0.00%	(3.22	) %
2021	381	51.480302	19,694	2.08	0.00	25.70
2020	374	40.954303	15,352	4.82	0.00	1.20
2019	351	40.467475	14,243	2.34	0.00	26.61
2018	348	31.961107	11,143	2.10	0.00	(9.35)

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

(2) Ratio is less than 0.005%

Notes to Financial Statements

6. Financial Highlights

	As of the respective period end date:			For the respective period ended:
				Dividend
				Income as
	Units	Unit Value,		a % of
	Outstanding	Lowest to	Net Assets	Average	Expense	Total
	(000’s)	Highest	(000’s)	Net Assets	Ratio (1)	Return (1)
Mid Cap Growth Stock Division
2022	75	$162.785136	$12,221	0.15%	0.00%	(23.77	) %
2021	65	213.536458	13,831	0.15	0.00	10.18
2020	62	193.811117	11,775	0.29	0.00	25.41
2019	56	154.540637	8,563	0.19	0.00	33.01
2018	38	116.184426	4,376	0.13	0.00	(7.38)
Index 400 Stock Division
2022	984	$81.117713	$79,905	1.13%	0.00%	(13.31	) %
2021	763	93.570328	71,431	0.94	0.00	24.46
2020	645	75.180406	48,515	1.39	0.00	13.37
2019	501	66.313755	33,259	1.26	0.00	25.88
2018	384	52.678316	20,226	1.15	0.00	(11.33)
Mid Cap Value Division
2022	506	$61.046817	$30,941	1.97%	0.00%	(1.15	) %
2021	412	61.756931	25,398	1.19	0.00	23.27
2020	330	50.098747	16,572	1.90	0.00	1.67
2019	274	49.276848	13,531	1.67	0.00	29.21
2018	240	38.138006	9,135	1.65	0.00	(12.85)
Small Cap Growth Stock Division
2022	320	$77.536313	$24,759	0.00%	0.00%	(28.49	) %
2021	229	108.425869	24,760	0.02	0.00	4.11
2020	198	104.149054	20,575	0.11	0.00	33.47
2019	174	78.030714	13,664	0.10	0.00	35.69
2018	144	57.505467	8,319	0.00 (2)	0.00	(11.71)
Index 600 Stock Division
2022	1,297	$32.084276	$41,611	1.04%	0.00%	(16.37	) %
2021	938	38.363170	35,995	0.78	0.00	26.22
2020	765	30.394793	23,248	1.83	0.00	10.93
2019	610	27.399696	16,709	0.26	0.00	22.44
2018	443	22.378619	9,918	1.43	0.00	(8.78)
Small Cap Value Division
2022	240	$57.377496	$13,805	0.28%	0.00%	(18.53	) %
2021	205	70.431381	14,456	0.40	0.00	23.00
2020	198	57.260960	11,353	0.52	0.00	9.29
2019	190	52.395678	9,943	0.49	0.00	25.89
2018	176	41.620093	7,315	0.52	0.00	(12.73)
International Growth Division
2022	1,896	$30.392880	$57,625	0.60%	0.00%	(23.13	) %
2021	1,335	39.539175	52,809	0.54	0.00	15.92
2020	1,049	34.110132	35,798	1.62	0.00	17.91
2019	912	28.928599	26,389	1.28	0.00	34.80
2018	765	21.459907	16,408	1.45	0.00	(11.28)
Research International Core Division
2022	3,984	$14.933069	$59,507	2.31%	0.00%	(17.16	) %
2021	2,681	18.026460	48,334	1.15	0.00	12.07
2020	2,042	16.084924	32,859	2.14	0.00	13.46
2019	1,642	14.176293	23,290	1.75	0.00	28.25
2018	1,201	11.053328	13,280	1.73	0.00	(13.66)

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

(2) Ratio is less than 0.005%

Notes to Financial Statements

6. Financial Highlights

	As of the respective period end date:			For the respective period ended:
				Dividend
				Income as
	Units	Unit Value,		a % of
	Outstanding	Lowest to	Net Assets	Average	Expense	Total
	(000’s)	Highest	(000’s)	Net Assets	Ratio (1)	Return (1)
International Equity Division
2022	14,315	$5.525225	$79,104	2.48%	0.00%	(6.83	) %
2021	11,683	5.930327	69,282	2.39	0.00	5.00
2020	9,047	5.647675	51,098	3.58	0.00	(2.71)
2019	7,341	5.804990	42,617	2.63	0.00	12.60
2018	6,042	5.155553	31,148	2.58	0.00	(15.41)
Emerging Markets Equity Division
2022	5,851	$11.640958	$68,131	1.31%	0.00%	(25.28	) %
2021	3,640	15.578805	56,729	0.53	0.00	(4.55)
2020	2,809	16.321818	45,852	2.28	0.00	26.86
2019	2,361	12.866468	30,379	1.17	0.00	20.60
2018	1,795	10.668771	19,148	1.40	0.00	(13.75)
Government Money Market Division
2022	674	$44.076838	$29,584	1.35%	0.00%	1.36%
2021	473	43.483468	20,583	0.00	0.00	0.01
2020	512	43.480109	22,273	0.19	0.00	0.31
2019	490	43.345856	21,199	1.88	0.00	1.94
2018	375	42.522150	15,950	1.55	0.00	1.53
Short-Term Bond Division
2022	704	$13.311816	$9,354	1.52%	0.00%	(4.52	) %
2021	439	13.941366	6,111	2.02	0.00	(0.10)
2020	290	13.954768	4,044	2.28	0.00	4.29
2019	269	13.380170	3,594	2.37	0.00	4.38
2018	187	12.818134	2,392	1.79	0.00	1.36
Select Bond Division
2022	237	$228.662825	$54,644	1.76%	0.00%	(13.33	) %
2021	199	263.835614	52,645	2.18	0.00	(1.59)
2020	156	268.089237	41,789	2.75	0.00	8.98
2019	128	245.997917	31,508	2.93	0.00	8.65
2018	104	226.413644	23,677	2.34	0.00	(0.21)
Long-Term U.S. Government Bond Division
2022	133	$17.947739	$2,380	1.67%	0.00%	(29.53	) %
2021	53	25.468271	1,352	0.63	0.00	(5.37)
2020	78	26.913884	2,104	1.47	0.00	17.37
2019	29	22.930587	672	1.56	0.00	13.17
2018	33	20.262648	678	2.58	0.00	(2.04)
Inflation Protection Division
2022	916	$15.909250	$14,593	3.46%	0.00%	(12.96	) %
2021	678	18.278682	12,404	0.96	0.00	6.61
2020	444	17.146141	7,622	1.99	0.00	9.57
2019	314	15.648347	4,928	2.66	0.00	9.02
2018	259	14.354000	3,726	2.21	0.00	(2.61)
High Yield Bond Division
2022	336	$59.175445	$19,882	5.71%	0.00%	(11.33	) %
2021	295	66.738383	19,695	5.40	0.00	5.31
2020	277	63.375613	17,574	5.84	0.00	6.64
2019	256	59.428074	15,208	5.74	0.00	14.97
2018	221	51.690668	11,390	5.46	0.00	(2.71)

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

Notes to Financial Statements

6. Financial Highlights

	As of the respective period end date:			For the respective period ended:
				Dividend
				Income as
	Units	Unit Value,		a % of
	Outstanding	Lowest to	Net Assets	Average	Expense	Total
	(000’s)	Highest	(000’s)	Net Assets	Ratio (1)	Return (1)
Multi-Sector Bond Division
2022	1,923	$18.966369	$36,494	4.26%	0.00%	(15.39	) %
2021	1,538	22.416380	34,478	2.20	0.00	(0.08)
2020	1,082	22.433485	24,276	4.15	0.00	6.13
2019	867	21.138053	18,341	4.85	0.00	14.04
2018	675	18.535667	12,522	3.14	0.00	(1.30)
Balanced Division
2022	36	$256.387829	$9,131	3.83%	0.00%	(14.14	) %
2021	32	298.595878	9,812	2.55	0.00	7.56
2020	34	277.610210	9,588	1.64	0.00	12.49
2019	31	246.784874	7,767	2.28	0.00	17.92
2018	31	209.277798	6,448	2.36	0.00	(3.45)
Asset Allocation Division
2022	94	$31.043666	$2,939	3.10%	0.00%	(14.83	) %
2021	68	36.450275	2,457	2.30	0.00	10.45
2020	61	33.001529	2,006	2.36	0.00	13.43
2019	81	29.093477	2,361	2.16	0.00	21.08
2018	42	24.028105	1,011	2.35	0.00	(4.88)
Fidelity VIP Mid Cap Division
2022	274	$75.449401	$20,754	0.53%	0.00%	(14.74	) %
2021	244	88.496791	21,649	0.63	0.00	25.60
2020	238	70.458211	16,725	0.62	0.00	18.07
2019	240	59.676525	14,289	0.70	0.00	23.17
2018	251	48.449732	12,145	0.41	0.00	(14.77)
Fidelity VIP Contrafund Division
2022	1,370	$33.189569	$45,476	0.60%	0.00%	(26.31	) %
2021	957	45.041088	43,124	0.05	0.00	27.83
2020	785	35.233871	27,660	0.21	0.00	30.46
2019	675	27.008170	18,253	0.22	0.00	31.27
2018	537	20.573795	11,051	0.47	0.00	(6.64)
AMT Sustainable Equity Division
2022	876	$30.111716	$26,355	0.49%	0.00%	(18.47	) %
2021	615	36.931533	22,711	0.40	0.00	23.48
2020	509	29.909730	15,225	0.62	0.00	19.56
2019	442	25.016087	11,086	0.44	0.00	25.88
2018	338	19.872228	6,731	0.50	0.00	(5.72)
U.S. Strategic Equity Division
2022	155	$33.915304	$5,230	0.60%	0.00%	(20.86	) %
2021	149	42.853358	6,412	0.56	0.00	20.40
2020	154	35.592905	5,486	0.47	0.00	23.84
2019	148	28.741505	4,298	1.07	0.00	30.26
2018	160	22.064057	3,548	1.15	0.00	(9.64)
U.S. Small Cap Equity Division
2022	97	$44.554659	$4,297	0.20%	0.00%	(15.96	) %
2021	87	53.013410	4,630	0.24	0.00	25.79
2020	85	42.144292	3,587	0.05	0.00	12.70
2019	74	37.394611	2,772	0.57	0.00	23.07
2018	73	30.385277	2,200	0.47	0.00	(11.97)

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

Notes to Financial Statements

6. Financial Highlights

	As of the respective period end date:			For the respective period ended:
				Dividend
				Income as
	Units	Unit Value,		a % of
	Outstanding	Lowest to	Net Assets	Average	Expense	Total
	(000’s)	Highest	(000’s)	Net Assets	Ratio (1)	Return (1)
International Developed Markets Division
2022	653	$23.567997	$15,401	0.00%	0.00%	(13.04	) %
2021	564	27.103303	15,291	2.56	0.00	12.66
2020	490	24.058667	11,797	1.23	0.00	5.08
2019	455	22.896522	10,435	2.86	0.00	19.72
2018	327	19.124827	6,264	1.77	0.00	(14.87)
Strategic Bond Division
2022	737	$24.607660	$18,151	2.53%	0.00%	(14.28	) %
2021	641	28.706174	18,381	0.93	0.00	(1.82)
2020	476	29.237785	13,904	1.83	0.00	8.43
2019	346	26.963899	9,330	2.84	0.00	9.19
2018	287	24.693685	7,082	2.15	0.00	(0.81)
Global Real Estate Securities Division
2022	813	$52.232355	$42,483	1.30%	0.00%	(26.77	) %
2021	600	71.324137	42,755	4.90	0.00	27.19
2020	502	56.074809	28,128	1.52	0.00	(5.18)
2019	387	59.135972	22,972	5.30	0.00	21.64
2018	332	48.615288	16,199	4.49	0.00	(5.73)
LifePoints Moderate Strategy Division
2022	42	$17.208370	$734	1.81%	0.00%	(15.65	) %
2021	38	20.401736	791	6.25	0.00	8.23
2020	24	18.849922	455	2.03	0.00	6.40
2019	7	17.716081	124	1.16	0.00	12.54
2018	6	15.741887	94	3.80	0.00	(4.92)
LifePoints Balanced Strategy Division
2022	173	$18.279960	$3,162	1.78%	0.00%	(16.35	) %
2021	164	21.853460	3,600	5.39	0.00	13.04
2020	92	19.332571	1,784	2.15	0.00	7.65
2019	86	17.958473	1,543	1.57	0.00	16.45
2018	105	15.421524	1,621	6.44	0.00	(6.80)
LifePoints Growth Strategy Division
2022	183	$18.571091	$3,394	1.41%	0.00%	(17.20	) %
2021	160	22.430026	3,572	4.69	0.00	17.44
2020	171	19.098502	3,262	1.62	0.00	9.75
2019	151	17.402048	2,622	0.70	0.00	18.06
2018	153	14.739598	2,256	5.28	0.00	(8.05)
LifePoints Equity Growth Strategy Division
2022	57	$17.639237	$999	1.18%	0.00%	(17.68	) %
2021	51	21.427646	1,100	6.05	0.00	19.61
2020	36	17.914598	633	2.07	0.00	8.26
2019	26	16.548015	420	0.23	0.00	20.09
2018	31	13.779890	423	4.51	0.00	(9.45)
Credit Suisse Trust Commodity Return Strategy Division
2022	4,591	$6.964941	$31,984	15.32%	0.00%	16.34%
2021	4,222	5.986523	25,272	5.89	0.00	28.49
2020	3,183	4.659188	14,828	5.59	0.00	(1.48)
2019	2,272	4.729147	10,747	0.88	0.00	6.69
2018	1,729	4.432602	7,663	2.47	0.00	(11.66)

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

The Northwestern Mutual

Life Insurance Company

Statutory Financial Statements and

Supplementary Information

December 31, 2022, 2021 and 2020

Report of Independent Auditors

To the Board of Trustees of

The Northwestern Mutual Life Insurance Company

Opinions

We have audited the accompanying statutory financial statements of The Northwestern Mutual Life Insurance Company (the “Company”), which comprise the statutory statements of financial position as of December 31, 2022 and 2021 and the related statutory statements of operations, changes in surplus, and of cash flows for each of the three years in the period ended December 31, 2022, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 833 E. Michigan, Milwaukee, WI 53202

T: (414) 212 1600, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Milwaukee, Wisconsin

February 15, 2023

The Northwestern Mutual Life Insurance Company

Statutory Statements of Financial Position

(in millions)

	December 31,
	2022	2021

Assets:
Bonds	$187,268	$179,121
Mortgage loans	51,798	47,844
Policy loans	17,653	17,208
Common and preferred stocks	2,539	4,242
Real estate	2,906	3,113
Other investments	30,108	29,184
Cash and short-term investments	4,476	3,786

Total investments	296,748	284,498

Due and accrued investment income	2,262	2,042
Net deferred tax assets	2,109	1,569
Deferred premium and other assets	4,990	4,162
Separate account assets	34,281	42,383

Total assets	$340,390	$334,654

Liabilities and surplus:
Policy benefit reserves	$242,443	$230,034
Deposit funds	10,987	8,303
Policyowner dividends payable	6,820	6,505
Interest maintenance reserve	(212)	3,162
Asset valuation reserve	7,176	7,733
Other liabilities	9,010	7,251
Separate account liabilities	34,281	42,383

Total liabilities	310,505	305,371

Surplus:
Surplus notes	4,480	4,475
Unassigned surplus	25,405	24,808

Total surplus	29,885	29,283

Total liabilities and surplus	$340,390	$334,654

The accompanying notes are an integral part of these Statutory financial statements.

The Northwestern Mutual Life Insurance Company

Statutory Statements of Operations

(in millions)

	For the years ended
	December 31,

	2022	2021	2020

Revenue:
Premiums	$22,288	$22,771	$19,323
Net investment income	11,768	10,447	11,078
Other income	840	814	723

Total revenue	34,896	34,032	31,124

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	11,707	12,022	11,736
Net additions to policy benefit reserves	12,224	12,736	9,527
Net transfers from separate accounts	(490)	(805)	(680)

Total benefits	23,441	23,953	20,583

Commissions and operating expenses	4,158	4,048	3,502

Total benefits and expenses	27,599	28,001	24,085

Gain from operations before dividends and taxes	7,297	6,031	7,039

Policyowner dividends	6,833	6,522	6,235

Gain (loss) from operations before taxes	464	(491)	804
Income tax (benefit) expense	(160)	(1,166)	277

Net gain from operations	624	675	527
Net realized capital gains (losses)	288	303	(102)

Net income	$912	$978	$425

The accompanying notes are an integral part of these Statutory financial statements.

The Northwestern Mutual Life Insurance Company

Statutory Statements of Changes in Surplus

(in millions)

	For the years ended

	December 31,
	2022	2021	2020

Beginning of year balance	$29,283	$24,957	$24,216

Net income	912	978	425

Change in net unrealized capital gains and losses	(1,549)	3,489	799

Change in net deferred tax assets	470	(476)	807

Change in nonadmitted assets	(71)	(579)	228

Change in asset valuation reserve	557	(371)	(1,159)

Change in surplus notes	5	902	5

Other surplus changes	278	383	(364)

Net increase in surplus	602	4,326	741

End of year balance	$29,885	$29,283	$24,957

The accompanying notes are an integral part of these Statutory financial statements.

The Northwestern Mutual Life Insurance Company

Statutory Statements of Cash Flows

(in millions)

	For the years ended December 31,
	2022	2021	2020

Cash flows from operating activities:
Premiums and other income received	$16,296	$17,146	$13,808
Investment income received	10,911	10,345	10,036
Benefit and dividend payments to policyowners and beneficiaries	(10,703)	(10,983)	(10,537)
Net transfers from separate accounts	446	771	664
Commissions, expenses and taxes paid	(3,768)	(3,542)	(3,809)

Net cash provided by operating activities	13,182	13,737	10,162

Cash flows applied to investing activities:
Proceeds from investments sold or matured:
Bonds	40,363	53,499	60,747
Mortgage loans	3,368	2,868	3,301
Common and preferred stocks	2,241	2,741	4,046
Real estate	67	298	468
Other investments	4,536	4,213	3,063

Subtotal proceeds from investments	50,575	63,619	71,625

Cost of investments acquired:
Bonds	(51,983)	(65,845)	(64,976)
Mortgage loans	(6,679)	(9,259)	(5,008)
Common and preferred stocks	(1,013)	(1,083)	(4,075)
Real estate	(27)	(247)	(478)
Other investments	(6,202)	(4,303)	(7,537)

Subtotal cost of investments acquired	(65,904)	(80,737)	(82,074)

Net (outflows) inflows of policy loans	(152)	746	492

Net cash applied to investing activities	(15,481)	(16,372)	(9,957)

Cash flows from financing and miscellaneous sources:
Surplus notes issuance	-	897	-
Net inflows on deposit-type contracts	2,239	2,877	724
Other cash applied	750	(592)	(98)

Net cash provided by financing and miscellaneous sources	2,989	3,182	626

Net increase in cash and short-term investments	690	547	831

Cash and short-term investments, beginning of year	3,786	3,239	2,408

Cash and short-term investments, end of year	$4,476	$3,786	$3,239

The accompanying notes are an integral part of these Statutory financial statements.

The Northwestern Mutual Life Insurance Company

Statutory Statements of Cash Flows (supplemental)

(in millions)

	For the years ended
	December 31,
	2022	2021	2020

Supplemental disclosures of cash flow information

Non-cash operating, investing and financing and miscellaneous sources not included in the statutory statements of cash flows:

Operating:
Dividends used to pay premiums and loans	$6,277	$6,011	$5,779
Capitalized interest and payment in-kind investment income	835	848	895
Other policyowner contract activity	345	299	268
Employee benefit and compensation plan expenses	178	80	100

Investing:
Bond refinancings and exchanges	2,257	3,065	3,652
Mortgage loan refinancings and transfers	1,343	573	520
Net asset transfers with affiliated entities	1,088	94	434
Net policy loan activity	316	335	285
Net premium loan activity	115	131	113
Common stock exchanges	9	4	22
Other invested asset exchanges	6	113	163
Real estate exchange	-	27	-

Financing and Miscellaneous:
Deposit-type contract deposits and interest credited	444	567	556
Surplus note exchange	5	5	5

The accompanying notes are an integral part of these Statutory financial statements.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

1.	Basis of Presentation

The accompanying statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company (the Company). The Company offers life, annuity and disability insurance products to the personal, business and estate markets throughout the United States of America.

As part of an affiliated reinsurance agreement, the Company assumes the risks associated with the long-term care policies issued by its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (NLTC). See Note 9 for more information regarding reinsurance and its impacts on the Company’s statutory financial statements.

These statutory financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting or SAP), which are based on the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) most bond and preferred stock investments are reported at fair value, (3) policy benefit reserves are established using different actuarial methods and assumptions, (4) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statutory statements of operations, are defined differently, (5) majority-owned subsidiaries are consolidated, (6) changes in deferred taxes are reported as a component of net income, (7) no deferral of realized investment gains and losses is permitted and (8) “nonadmitted” assets, required for the statutory basis of accounting, are included in total assets. The effects on the Company’s statutory financial statements attributable to the differences between the statutory basis of accounting and GAAP are material.

Permitted Accounting Practice

The Company has been granted a permitted accounting practice from the Commissioner of Insurance of the State of Wisconsin that allows for the admissibility of a net negative interest maintenance reserve (IMR) balance. This permitted practice is effective December 31, 2022 until further notice and is subject to certain conditions, which have been met by the Company. If the Company’s negative IMR were to be disallowed, the IMR liability would increase by $212 million and statutory surplus would decrease by $212 million as of December 31, 2022. Net income would not be impacted by the permitted practice for the year ended December 31, 2022. The Company’s net income and statutory surplus were not impacted by the permitted practice as of and for the years ended December 31, 2021 and 2020.

As of December 31, 2022, if the Company had not used the above permitted practice that differs from NAIC SAP a risk based capital regulatory event would not have been triggered. The impact on net income and surplus is shown in the following table.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

A reconciliation of the Company’s net income and surplus between NAIC SAP and practices prescribed and permitted by the state of Wisconsin is shown below:

For the year ended December 31,
2022
(in millions)
Net Income, Wisconsin State Basis	$912

State Permitted Practices:
Allowance of net negative IMR	-

Net Income, NAIC SAP	$912

December 31,
2022
(in millions)
Statutory Surplus, Wisconsin State Basis	$29,885

State Permitted Practices:
Allowance of net negative IMR	(212)

Statutory Surplus, NAIC SAP	$29,673

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires the Company to make estimates or assumptions about the future that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3, 4 and 14 regarding the statement value and fair value of the Company’s investments in bonds, mortgage loans, common and preferred stocks, real estate and other investments, including derivative instruments.

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance and annuity policyowners, secured by the cash value of the related policies. Policy loans earn interest at either a fixed or variable rate, based on either an election that is made by the policyowner when applying for their policy or, for certain policies, as specified by the contract. If a variable rate is elected or specified by the contract, the rate will be reset annually. Policy loans are reported at the unpaid principal balance, which approximates fair value.

Cash and Short-term Investments

Short-term investments include securities that have maturities of one year or less at purchase, primarily money market funds and short-term commercial paper. These investments are reported at amortized cost, which approximates fair value.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Separate Accounts

Separate account assets and related reserve liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products, as well as a group annuity separate account used to fund certain of the Company’s employee and financial representative benefit plan obligations. All separate account assets are legally insulated from claims by the Company’s general account policyowners and creditors. Variable product policyowners bear the investment performance risk associated with these products. Separate account assets related to variable products are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity and certain variable universal life policyowners also have the option to invest in fixed-rate investment options, which are supported by the assets held in the Company’s general account. Separate account assets are generally reported at fair value primarily based on quoted market prices for the underlying investment securities. See Note 7 and Note 14 for more information regarding the Company’s separate accounts and Note 8 for more information regarding the Company’s employee and financial representative benefit plans.

Policy Benefit Reserves

Policy benefit reserves generally represent the net present value of future policy benefits less future policy premiums, calculated using actuarial methods, mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (OCI). These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 and Note 14 for more information regarding the Company’s policy benefit reserves.

Deposit Funds

Deposit funds include liabilities for funding agreements, supplementary contracts and income annuities without life contingencies, and amounts left on deposit with the Company by beneficiaries or policyowners. See Note 5 for more information regarding the Company’s deposit funds.

Policyowner Dividends

All life and disability insurance policies and certain annuity policies issued by the Company are participating. All long-term care insurance policies issued by NLTC are also participating. Annually, the Company’s Board of Trustees (at its discretion) approves the amount and allocation, if any, of dividends among groups of policies issued by the Company, based on management’s recommendation. The payment of dividends on any particular policy is not guaranteed. Dividends are accrued and charged to operations when approved. The liability for policyowner dividends includes the estimated amount of annual and termination dividends. Termination dividends are additional dividends payable on whole life policies upon surrender, maturity or, for policies issued in one state, death. Depending on the type of policy they own, participating policyowners generally have the option to receive their dividends in cash, or use them as follows: reduce future premiums due, purchase additional insurance benefits, repay policy loans, or leave them on deposit with the Company to accumulate interest. Dividends used by policyowners to purchase additional insurance benefits or pay premiums are reported as premiums in the statutory statements of operations but are not included in premiums received or benefit and dividend payments to policyowners and beneficiaries in the statutory statements of cash flows. The Company’s annual approval and declaration of policyowner dividends includes a guarantee of a minimum aggregate amount of annual dividends to be paid to policyowners as a group in the subsequent calendar year. If this guaranteed amount is greater than the aggregate of annual dividends paid to policyowners in the subsequent year, the difference is paid in the immediately succeeding calendar year. The fact that the Company guarantees a minimum aggregate payment of annual dividends in one year does not obligate the Company to declare a dividend in future years or to guarantee any portion of dividends that may be declared in future years.

Interest Maintenance Reserve

The Company is required to maintain an IMR. The IMR is used to defer realized capital gains and losses, net of any income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into net investment income over the estimated remaining term to maturity of the investment sold or the hedged item. See Note 1 for disclosure of the impact of the Company’s application of a permitted accounting practice for IMR.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (AVR). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus by absorbing declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the statutory statements of changes in surplus.

Premium Revenue

Most life insurance premiums are recognized as revenue at the beginning of each respective policy year. Universal life insurance and annuity premiums are recognized as revenue when received. Considerations received on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from revenue in the statutory statements of operations. Disability and long-term care insurance premiums are recognized as revenue when due. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information regarding the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest, dividends and prepayment fees received or accrued on bonds, mortgage loans, common and preferred stocks, policy loans and other investments. Net investment income also includes dividends and distributions paid to the Company from the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries. Net investment income is reduced by investment management expenses, real estate depreciation, interest costs associated with repurchase agreements and interest expense related to the Company’s surplus notes. Accrued investment income more than ninety days past due is a nonadmitted asset. Accrued investment income that is ultimately deemed uncollectible is included as a reduction of net investment income in the period that such determination is made. See Note 3 for more information regarding net investment income and repurchase agreements and Note 13 for more information regarding the Company’s surplus notes.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. Ceded reinsurance expense allowances are recognized as revenue when due. See Note 9 for more information regarding the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, maturity, disability and long-term care benefits, as well as payments on supplementary contracts and income annuities that include life contingencies. Benefit payments on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from benefits in the statutory statements of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information regarding the Company’s use of reinsurance.

Commissions and Operating Expenses

Commissions and other operating expenses, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

12

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred tax assets and liabilities represent the respective future tax recoveries or obligations associated with the accumulation of temporary differences between the tax and financial statement bases of the Company’s assets and liabilities. Changes in deferred tax assets and liabilities related to unrealized capital gains and losses on investments are included in changes in net unrealized capital gains and losses in the statutory statements of changes in surplus. Other net changes in deferred tax assets and liabilities are reported as direct adjustments to surplus in the statutory statements of changes in surplus.

The statutory basis of accounting limits the amount of gross deferred tax assets that can be admitted to surplus to those for which ultimate recoverability can be demonstrated. This limit is based on a calculation that considers available tax loss carryback and carryforward capacity, the expected timing of reversal for accumulated temporary differences, gross deferred tax liabilities and the level of Company surplus.

A “more likely than not” standard is applied for financial statement recognition of contingent tax liabilities, whereby a liability is recorded only if the Company believes that there is a greater than 50% likelihood that the related tax position will not be sustained upon examination. In cases where liability recognition is appropriate, a best estimate of the ultimate tax liability is made. If this estimate represents 50% or less of the total amount of the tax contingency, the best estimate is established as a liability. If this best estimate represents more than 50% of the total tax contingency, the total amount is established as a liability. Changes in contingent tax liabilities are charged or credited to operations in the year that such determination is made by the Company. The Company reports interest accrued or released related to contingent tax liabilities in current income taxes or tax benefit.

See Note 10 for more information on the Company’s income taxes.

Information Technology Equipment and Software

The cost of information technology (IT) equipment and operating system software is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years using the straight-line method. IT equipment and operating software assets of $28 million and $34 million at December 31, 2022 and 2021, respectively, are included in other assets in the statutory statements of financial position and are net of accumulated depreciation of $78 million and $60 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the statutory statements of financial position. These amounts were $469 million and $423 million at December 31, 2022 and 2021, respectively. Depreciation expense for IT equipment and software totaled $179 million, $160 million and $153 million for the years ended December 31, 2022, 2021 and 2020, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the statutory statements of financial position. These amounts were $116 million and $132 million at December 31, 2022 and 2021, respectively. Depreciation expense for furniture, fixtures and equipment totaled $18 million, $17 million and $14 million for the years ended December 31, 2022, 2021 and 2020, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Corporate Owned Life Insurance

Through a wholly-owned subsidiary, the Company indirectly holds corporate-owned life insurance (COLI) to provide protection against key-person risk for certain qualified employees and to help fund certain future employee benefit expenses. See Note 3 for more information regarding COLI.

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to defined benefit pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation), derivatives, prepaid expense, and certain equity-method investments in entities for which audits are not performed, are excluded from assets and surplus in the statutory statements of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the statutory statements of changes in surplus.

Foreign Currency Translation

All of the Company’s insurance operations are conducted in the United States of America on a U.S. dollar-denominated basis. The Company invests in bonds, mortgage loans, equities, and other investments denominated in foreign currencies. Investments denominated in a foreign currency are remeasured to U.S. dollars at each reporting date using then-current foreign currency exchange rates. Translation gains or losses relating to fluctuations in exchange rates are reported as a change in net unrealized capital gains and losses until the related investment is sold, determined to be other-than-temporarily impaired or matures, at which time a realized capital gain or loss is reported. Transactions denominated in a foreign currency, such as receipt of foreign-denominated interest or dividends, are remeasured to U.S. dollars based on the actual exchange rate at the time of the transaction. See Note 4 for more information regarding the Company’s use of derivatives to mitigate exposure to fluctuations in foreign currency exchange rates.

Accounting Pronouncement Adopted

During 2021, the Company adopted revisions to Statement of Statutory Accounting Principles (SSAP) 26R - Bonds. These revisions require the Company to account for the difference of proceeds received and par on bond tenders as prepayment fees which are reported in net investment income on the statutory statements of operations. Previously, the Company treated bond tenders as sales, reporting the difference between proceeds and par as realized capital gains (losses) on the statutory statements of operations and subject to deferral to the IMR. The Company adopted the revisions to SSAP 26R prospectively as of January 1, 2021 resulting in $2 million and $218 million of tenders being included in net investment income on the statutory statements of operations for the years ended December 31, 2022 and 2021, respectively.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2022 through February 15, 2023, the date these statutory financial statements were available to be issued. Based on this evaluation, it is the Company’s opinion that no events subsequent to December 31, 2022 have occurred that are material to the Company’s financial position at that date or the results of its operations for the year then ended.

3.	Investments

Bonds

The Securities Valuation Office (SVO) of the NAIC Investment Analysis Office evaluates the credit quality of the Company’s bond investments and issues related designations. Bonds designated as “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) are reported in the statutory financial statements at amortized cost less any other-than-temporary impairment. Bonds designated “6” (lowest quality) are reported at the lower of amortized cost or fair value. SVO-identified funds include certain SVO approved bond exchange-traded fund investments and are reported at fair value. The interest method is used to amortize any purchase premium or discount, including estimates

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

of future prepayments that are obtained from independent sources. Prepayment assumptions are updated at least annually, with the retrospective method used to adjust net investment income for changes in the estimated yield to maturity.

The disclosure of fair value for bonds is primarily based on independent pricing services or internally-developed pricing models utilizing observable market data. See Note 14 for more information regarding the fair value of the Company’s investments in bonds.

The statement value and fair value of bonds at December 31, 2022 and 2021, summarized by asset categories required in the NAIC Annual Statement, were as follows:

December 31, 2022	Reconciliation to Fair Value

		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value

	(in millions)
U.S. Government	$5,027	$37	$(400)	$4,664
States, territories and possessions	1,131	10	(95)	1,046
Special revenue and assessments	17,951	51	(2,467)	15,535
All foreign governments	2,465	6	(318)	2,153
Hybrid securities	436	4	(32)	408
SVO-identified funds	-	-	-	-
Industrial and miscellaneous	160,258	439	(18,389)	142,308

Total bonds	$187,268	$547	$(21,701)	$166,114

December 31, 2021	Reconciliation to Fair Value

		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value

	(in millions)
U.S. Government	$5,357	$115	$(63)	$5,409
States, territories and possessions	757	118	(2)	873
Special revenue and assessments	17,829	687	(160)	18,356
All foreign governments	5,135	262	(47)	5,350
Hybrid securities	591	45	(1)	635
SVO-identified funds	199	—	—	199
Industrial and miscellaneous	149,253	8,844	(658)	157,439

Total bonds	$179,121	$10,071	$(931)	$188,261

Bonds classified by the NAIC as special revenue and assessments primarily consist of U.S. Government agency-issued residential mortgage-backed securities and municipal bonds issued by political subdivisions to finance specific public projects. Bonds classified as industrial and miscellaneous consist primarily of notes issued by public and private corporate entities and structured securities not issued by U.S. Government agencies.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Statement value of bonds by SVO designation category at December 31, 2022 and 2021 was as follows:

December 31, 2022	SVO Designation

	1	2	3	4	5	6	Total

	(in millions)

U.S. Government	$5,027	$-	$-	$-	$-	$-	$5,027

States, territories and possessions	936	195	-	-	-	-	1,131

Special revenue and assessments	17,843	83	25	-	-	-	17,951

All foreign governments	964	1,473	21	7	-	-	2,465

Hybrid securities	-	342	94	-	-	-	436

SVO-identified funds	-	-	-	-	-	-	-

Industrial and miscellaneous	81,328	65,656	5,740	4,485	2,890	159	160,258

Total bonds	$106,098	$67,749	$5,880	$4,492	$2,890	$159	$187,268

December 31, 2021	SVO Designation

	1	2	3	4	5	6	Total

	(in millions)

U.S. Government	$5,357	$-	$-	$-	$-	$-	$5,357

States, territories and possessions	609	148	-	-	-	-	757

Special revenue and assessments	17,615	186	28	-	-	-	17,829

All foreign governments	1,662	3,266	162	37	8	-	5,135

Hybrid securities	-	432	146	13	-	-	591

SVO-identified funds	-	199	-	-	-	-	199

Industrial and miscellaneous	69,951	64,509	7,183	4,770	2,658	182	149,253

Total bonds	$95,194	$68,740	$7,519	$4,820	$2,666	$182	$179,121

Based on statement value, 93% and 92% of the Company’s bond portfolio was designated investment grade (i.e., designated 1 or 2 by the SVO) at December 31, 2022 and 2021, respectively.

Statement value and fair value of structured securities at December 31, 2022 and 2021, aggregated by investment grade or below investment grade (i.e., designated 3, 4, 5 or 6 by the SVO), were as follows:

December 31, 2022	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value

	(in millions)			(in millions)	(in millions)
Residential mortgage-backed:
U.S. Government agencies	$14,176	$12,270	$-	$-	$14,176	$12,270
Other prime	209	192	-	-	209	192
Other below-prime	1,578	1,432	2	2	1,580	1,434
Commercial mortgage-backed:
U.S. Government agencies	72	65	-	-	72	65
Conduit	5,672	5,185	26	20	5,698	5,205
Other asset-backed	16,905	16,035	137	115	17,042	16,150

Total structured securities	$38,612	$35,179	$165	$137	$38,777	$35,316

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

December 31, 2021	Investment Grade		Below Investment Grade			Total
	Statement Value	Fair Value	Statement Value		Fair Value	Statement Value	Fair Value

	(in millions)			(in millions)		(in millions)
Residential mortgage-backed:
U.S. Government agencies	$15,221	$15,411	$—		$—	$15,221	$15,411
Other prime	660	663	—		—	660	663
Other below-prime	888	885	1		1	889	886
Commercial mortgage-backed:
U.S. Government agencies	78	80	—		—	78	80
Conduit	5,050	5,109	—		—	5,050	5,109
Other asset-backed	13,724	13,873	14		15	13,738	13,888

Total structured securities	$35,621	$36,021	$15		$16	$35,636	$36,037

Based on statement value, over 99% of the Company’s structured securities portfolio was designated as investment grade at each of December 31, 2022 and 2021. Based on statement value, the Company’s investment in residential mortgage-backed securities issued by U.S. Government agencies was 8% of total bond investments at each of December 31, 2022 and 2021.

Statement value and fair value of bonds and short-term investments by contractual maturity at December 31, 2022 are summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment fees.

	Statement	Fair
	Value	Value

	(in millions)

Due in one year or less	$7,642	$7,630

Due after one year through five years	42,236	40,003

Due after five years through ten years	53,839	48,141

Due after ten years	87,485	74,274

Total	$191,202	$170,048

Mortgage Loans

Mortgage loans consist primarily of commercial mortgage loans underwritten and originated by the Company and are reported at the unpaid principal balance, less any valuation adjustments or unamortized commitment or origination fees. Such fees are generally deferred upon receipt and amortized into net investment income over the life of the loan using the interest method. Affiliated mortgage loan investments were $161 million and $199 million at December 31, 2022 and 2021, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The statement value of mortgage loans by collateral property type and geographic location at December 31, 2022 and 2021 was as follows:

December 31, 2022	United States of America
	East	Midwest	South	West	Foreign	Total

	(in millions)

Apartment	$8,483	$2,844	$5,752	$10,336	$-	$27,415

Office	3,187	579	1,019	3,540	-	8,325

Retail	1,896	495	1,232	1,505	-	5,128

Warehouse/Industrial	2,044	1,125	420	2,582	147	6,318

Manufactured housing	286	309	1,652	1,595	204	4,046

Other	174	211	27	154	-	566

Total	$16,070	$5,563	$10,102	$19,712	$351	$51,798

December 31, 2021	United States of America
	East	Midwest	South	West	Foreign	Total

	(in millions)

Apartment	$8,006	$2,577	$4,649	$9,388	$-	$24,620

Office	3,185	790	1,100	3,519	-	8,594

Retail	2,237	506	1,472	1,851	-	6,066

Warehouse/Industrial	1,635	688	412	1,871	171	4,777

Manufactured housing	277	313	1,288	1,325	218	3,421

Other	120	60	28	158	-	366

Total	$15,460	$4,934	$8,949	$18,112	$389	$47,844

The Company has mortgage loans where co-lending or participation arrangements are in place with unaffiliated third parties. Mortgage loans with co-lending or participation arrangements totaled $2.9 billion and $3.2 billion at December 31, 2022 and 2021, respectively.

Interest rates and loan-to-value (LTV) ratio information for the Company’s mortgage loans originated or refinanced during 2022 and 2021 is summarized below.

For mortgage loans originated or refinanced during:	2022	2021

Minimum interest rate	2.37%	1.50%

Maximum interest rate	7.38%	7.15%

Weighted-average LTV	54%	56%

Maximum LTV	69%	74%

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A lower LTV ratio generally indicates a higher quality loan. At December 31, 2022 and 2021, the aggregate weighted-average LTV ratio for the mortgage loan portfolio was 53% and 52%, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The statement value of mortgage loans by collateral property type and LTV ratio at December 31, 2022 and 2021 was as follows:

December 31, 2022	< 51%	51%-70%	71%-90%	> 90%	Total

	(in millions)

Apartment	$10,631	$15,340	$1,408	$36	$27,415

Office	3,549	3,606	805	365	8,325

Retail	1,476	2,686	627	339	5,128

Warehouse/Industrial	2,631	3,664	23	-	6,318

Manufactured housing	2,466	1,580	-	-	4,046

Other	325	176	-	65	566

Total	$21,078	$27,052	$2,863	$805	$51,798

December 31, 2021	< 51%	51%-70%	71%-90%	> 90%	Total

	(in millions)

Apartment	$7,766	$16,240	$614	$-	$24,620

Office	4,816	3,453	325	-	8,594

Retail	1,750	3,655	416	245	6,066

Warehouse/Industrial	2,154	2,623	-	-	4,777

Manufactured housing	1,240	2,166	15	-	3,421

Other	111	189	-	66	366

Total	$17,837	$28,326	$1,370	$311	$47,844

The aggregate statement value of mortgage loans with LTV in excess of 100% was $272 million at December 31, 2022. At December 31, 2021, the Company had no mortgage loans with an LTV ratio in excess of 100%.

The fair value of the collateral securing each commercial mortgage loan is updated at least annually by the Company. More frequent updates are performed if deemed necessary due to changes in market capitalization rates, borrower financial strength and/or property operating performance. Fair value of the collateral is estimated using the income capitalization approach based on stabilized property income and market capitalization rates. Stabilized property income is derived from actual property financial statements adjusted for non-recurring items, normalized market vacancy and lease rollover, among other factors. Other collateral, such as excess land and additional capital required to maintain property income, is also factored into fair value estimates. Both private market transactions and public market alternatives are considered in determining appropriate market capitalization rates. See Note 14 for more information regarding the fair value of the Company’s investments in mortgage loans.

In the normal course of business, the Company may refinance or otherwise modify the terms of an existing mortgage loan, typically in reaction to a request by the borrower. These modifications can include a partial repayment of outstanding loan principal, changes to interest rates, extensions of loan maturity and/or changes to loan covenants. When such modifications are made, the statutory basis of accounting requires that the new terms of the loan be evaluated to determine whether the modification qualifies as a “troubled debt restructuring.” If new terms are extended to a borrower that are less favorable to the Company than those currently being offered to new borrowers under similar circumstances in an arms-length transaction, a realized capital loss is reported for the estimated amount of the economic concessions made and the reported value of the mortgage loan is reduced. The Company recognized no capital losses related to troubled debt restructuring of mortgage loans for the years ended December 31, 2022, 2021 and 2020,

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

respectively. The Company had no mortgage loans at either of December 31, 2022 or December 31, 2021 that were considered “restructured.”

In circumstances where the Company has deemed it probable that it will be unable to collect all contractual principal and interest on a mortgage loan, a valuation allowance is established to reduce the statement value of the mortgage loan to its net realizable value. Changes to mortgage loan valuation allowances are reported as a change in net unrealized capital gains and losses in the statutory statements of changes in surplus. If the Company later determines that the decline in value is other-than-temporary, a realized capital loss is reported, and any temporary valuation allowance is reversed. The Company had no mortgage loan valuation allowance at December 31, 2022 or 2021. The Company had one mortgage loan that went into default during 2022 and is in the process of foreclosure at December 31, 2022 while all loans were performing during 2021. The Company recognized other-than-temporary impairment losses on mortgage loans of $25 million and $0 for the years ended December 31, 2022 and 2021, respectively.

Common and Preferred Stocks

Common stocks are generally reported at fair value, with $2,361 million and $4,067 million included in the statutory statements of financial position at December 31, 2022 and 2021, respectively. The fair value for publicly-traded common stocks is primarily based on quoted market prices. For private common stocks without quoted market prices, fair value is primarily determined using a sponsor valuation or market comparables approach. The equity method is generally used to report investments in common stock of unconsolidated subsidiaries.

Redeemable preferred stocks designated 1, 2 or 3 by the SVO are reported at amortized cost. Redeemable preferred stocks designated 4, 5 or 6 by the SVO are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are reported at the lower of fair value or the currently effective call price for the stock. At December 31, 2022 and 2021, the statutory statements of financial position included $178 million and $175 million, respectively, of preferred stocks. The fair value for preferred stocks is primarily determined using a sponsor valuation or market comparables approach.

See Note 14 for more information regarding the fair value of the Company’s investments in common and preferred stock.

Real Estate

Real estate investments are reported at cost, less any encumbrances and accumulated depreciation of buildings and other improvements. Depreciation of real estate investments is recorded using a straight-line method over the estimated useful lives of the improvements. Fair value of real estate is estimated primarily based on the capitalization of stabilized net operating income or the present value of future cash flows generated by the property.

The statement value of real estate investments by property type and U.S. geographic location at December 31, 2022 and 2021 was as follows:

December 31, 2022	East	Midwest	South	West	Total

	(in millions)

Apartment	$308	$172	$275	$745	$1,500

Office	208	558	50	-	816

Warehouse/Industrial	254	-	-	203	457

Other	16	15	102	-	133

Total	$786	$745	$427	$948	$2,906

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

December 31, 2021	East	Midwest	South	West	Total

	(in millions)

Apartment	$315	$180	$283	$810	$1,588

Office	211	672	52	-	935

Warehouse/Industrial	257	-	-	202	459

Other	16	10	105	-	131

Total	$799	$862	$440	$1,012	$3,113

The Company’s home office properties are included above (Office/Midwest) and had an aggregate statement value of $558 million and $672 million at December 31, 2022 and 2021, respectively. The Company’s other investments in real estate are held for the production of income.

Other Investments

Other investments primarily represent investments that are made through ownership interests in partnerships, joint ventures (JVs) and limited liability companies (LLCs). In some cases, these ownership interests are held directly by the Company, while in other cases these investments are held indirectly through wholly-owned non-insurance investment holding companies organized as LLCs. Whether held directly by the Company or indirectly through its investment holding companies, securities or real estate partnerships, JVs, and LLCs are reported in the statutory statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity.

The statement value of other investments held directly or indirectly by the Company at December 31, 2022 and 2021 was as follows:

	December 31,
	2022	2021

	(in millions)

Securities partnerships and LLCs	$12,075	$11,112

Bonds	4,470	4,748

Real estate JVs, partnerships and LLCs	3,453	3,989

Common and preferred stocks	3,384	3,083

Derivative instruments	1,680	629

Wholly owned real estate	1,070	1,171

COLI	1,037	1,248

Cash and short-term investments	795	1,964

Structured settlements	749	770

Low income housing tax credit properties	721	702

Other net assets (liabilities)	674	(232)

Total	$30,108	$29,184

For securities partnerships and LLCs, bonds, common and preferred stocks, COLI, cash and short-term investments and derivative instruments, the underlying entity generally reports these investments at fair value. For real estate related investments (including JVs, partnerships and LLCs), structured settlements, and tax credit properties, the underlying entity generally reports these investments at cost, reduced where appropriate by depreciation or amortization. Tax credit properties had 13 years of unexpired credits at December 31, 2022 and 2021, respectively. The required holding period for tax credit properties is 15

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

years. The amount of tax credits and other tax benefits recognized during 2022 and 2021 were $161 million and $150 million, respectively. See Note 10 for more information regarding the Company’s use of tax credits. See Note 4 for more information regarding the Company’s use of derivatives.

Investments in Subsidiaries, Controlled and Affiliated Entities

The Company’s investments in subsidiaries, controlled and affiliated entities (SCAs) are reported in the statutory statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity. At December 31, 2022 and 2021, the value of wholly-owned SCA investments were as follows:

	December 31, 2022			December 31, 2021

	Investment in SCA	Nonadmitted Asset	Statement Value	Investment in SCA	Nonadmitted Asset	Statement Value

		(in millions)			(in millions)

NM Wealth Management Company	$252	$-	$252	$275	$-	$275

Total common stock SCAs [1]	252	-	252	275	-	275

NML Securities Holdings, LLC	13,299	-	13,299	13,533	-	13,533

NML Real Estate Holdings, LLC	2,145	-	2,145	2,814	-	2,814

NM Investment Holdings, LLC	1,335	-	1,335	1,383	-	1,383

QOZ Holding Company, LLC	389	-	389	234	1	233

NM Investment Services, LLC	170	-	170	151	-	151

NM Investment Management Company, LLC	130	130	-	64	64	-

NM Pebble Valley, LLC	90	-	90	224	-	224

Mason Street Advisors, LLC	79	79	-	45	45	-

Wysh Holdings, LLC	68	3	65	15	3	12

NM GP Holdings, LLC	67	15	52	64	7	57

Lake Emily Holdings, LLC	64	-	64	-	-	-

NM-SAS, LLC	9	6	3	11	7	4

GRO-SUB, LLC	2	2	-	2	2	-

NM Career Distribution Holdings, LLC	1	1	-	3	3	-

NMU Holdings, LLC	-	-	-	-	-	-

GRO, LLC	-	-	-	-	-	-

Total other investment SCAs [2]	17,848	236	17,612	18,543	132	18,411

Total investments in SCAs	$18,100	$236	$17,864	$18,818	$132	$18,686

[1]	Reported in common and preferred stocks in the statutory statements of financial position.
[2]	Reported in other investments in the statutory statements of financial position.

Investment filings for all common stock SCAs were submitted to the NAIC during 2022. In all cases, the NAIC accepted the statement value.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Net Investment Income

The sources of net investment income for the years ended December 31, 2022, 2021 and 2020 were as follows:

	For the years ended December 31,

	2022	2021	2020

		(in millions)

Bonds	$6,566	$6,286	$6,154

Mortgage loans	1,899	1,829	1,717

Common and preferred stocks	183	194	188

Real estate	310	279	279

Other investments	2,351	1,200	2,122

Policy loans	1,143	1,148	1,180

Amortization of IMR	292	422	255

Gross investment income	12,744	11,358	11,895

Less: investment expenses	976	911	817

Net investment income	$11,768	$10,447	$11,078

For the years ended December 31, 2022, 2021 and 2020 bond investment income included $51 million, $392 million and $82 million of prepayment fees, respectively, generated as a result of 175, 321 and 127 securities, respectively, tendered or otherwise redeemed as a result of a callable feature.

Realized Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investments sold. Realized capital losses also include valuation adjustments for impairment of bonds, mortgage loans, common and preferred stocks, real estate and other investments that have experienced a decline in fair value that the Company considers to be other-than-temporary. Realized capital gains and losses, as reported in the statutory statements of operations, are net of any capital gains tax (or benefit) and exclude any deferrals to the IMR of interest rate-related capital gains or losses.

Realized capital gains and losses for the years ended December 31, 2022, 2021 and 2020 were as follows:

	For the year ended			For the year ended			For the year ended

	December 31, 2022			December 31, 2021			December 31, 2020

			Net			Net			Net

			Realized			Realized			Realized

	Realized	Realized	Gains	Realized	Realized	Gains	Realized	Realized	Gains

	Gains	Losses	(Losses)	Gains	Losses	(Losses)	Gains	Losses	(Losses)

		(in millions)			(in millions)			(in millions)

Bonds	$241	$(3,614)	$(3,373)	$1,637	$(395)	$1,242	$2,724	$(861)	$1,863
Mortgage loans	-	(28)	(28)	-	(2)	(2)	-	(22)	(22)
Common and preferred stocks	395	(112)	283	494	(39)	455	461	(643)	(182)
Real estate	23	(99)	(76)	153	(42)	111	253	-	253
Other investments	2,154	(2,403)	(249)	1,506	(1,220)	286	1,350	(1,302)	48

Subtotal	$2,813	$(6,256)	(3,443)	$3,790	$(1,698)	2,092	$4,788	$(2,828)	1,960

Less: IMR net gains (losses) before taxes			(3,902)			1,556			2,064
Less: Capital gains tax expense (benefit)			171			233			(2)

Net realized capital gains (losses)			$288			$303			$(102)

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Realized capital gains and losses are generally the result of normal investment trading activity. Proceeds from the sale of bonds totaled $28 billion, $36 billion, and $48 billion for the years ended December 31, 2022, 2021 and 2020, respectively.

On a quarterly basis, the Company performs a review of bonds, mortgage loans, common and preferred stocks, real estate and other investments to identify investments that have experienced a decline in fair value that is considered to be other-than-temporary. Factors considered include the duration and extent to which fair value was less than cost, the financial condition and near-term financial prospects of the issuer and the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value. If the decline in an investment’s fair value is considered to be other-than-temporary, the statement value of the investment is generally written down to fair value and a realized capital loss is reported.

For fixed income investments, the review focuses on the issuer’s ability to remit all contractual interest and principal payments and the Company’s ability and intent to hold the investment until the earlier of a recovery in value or maturity. The Company’s intent and ability to hold an investment takes into consideration broad portfolio management parameters such as expected net cash flows and liquidity targets, asset/liability duration management and issuer and industry sector credit exposures. Mortgage loans considered to have experienced an other-than-temporary decline in value are written down to net realizable value based on the appraised value of the collateral property.

For equity securities, greater weight and consideration is given to the duration and extent of the decline in fair value and the likelihood that the fair value of the security will recover in the foreseeable future. A real estate equity investment is evaluated for an other-than-temporary impairment when the fair value of the property is lower than its depreciated cost.

For real estate and other investments that represent ownership interests in partnerships, JVs and LLCs, the review focuses on the likelihood that the Company will ultimately recover its initial investment, adjusted for its share of subsequent net earnings and/or distributions. The Company’s review of securities partnerships will generally defer to GAAP-basis impairment reviews performed by the general partner absent compelling evidence of a permanent impairment of the Company’s partnership interest.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Realized capital losses related to declines in fair value of investments that were considered to be other-than-temporary for the years ended December 31, 2022, 2021 and 2020 were as follows:

	For the years ended December 31,
	2022	2021	2020
Bonds, common and preferred stocks:		(in millions)

Structured securities	$-	$-	$-
Foreign government	-	-	(34)
Consumer discretionary	(66)	(44)	(51)
Industrials	(40)	(20)	(42)
Energy	(3)	-	(59)
Other	(15)	-	(13)

Subtotal	(124)	(64)	(199)

Mortgage loans	(25)	-	(15)
Real estate	(99)	(39)	-

Other investments:
Securities partnerships	-	(2)	(6)
Energy and transportation	-	(6)	-

Subtotal	-	(8)	(6)

Total	$(248)	$(111)	$(220)

In addition to the realized capital losses above, $11 million, $61 million and $37 million of other-than-temporary impairments were recorded by the Company’s unconsolidated non-insurance subsidiaries for the years ended December 31, 2022, 2021 and 2020, respectively. The decline in the Company’s equity in these subsidiaries resulting from these impairments is reported in changes in net unrealized capital gains and losses in the statutory statements of changes in surplus.

Unrealized Capital Gains and Losses

Unrealized capital gains and losses include changes in the fair value of common and some preferred stocks, other investments and currency translation adjustments on foreign-denominated bonds and mortgage loans and are reported net of any related changes in deferred taxes in the statutory statements of changes in surplus. Changes in the Company’s equity-method share of the undistributed earnings of partnerships, JVs, LLCs and unconsolidated subsidiaries are also reported as changes in unrealized capital gains and losses. If net earnings are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the distribution and the previously unrealized net capital gains are reversed.

Changes in net unrealized capital gains and losses for the years ended December 31, 2022, 2021 and 2020 were as follows:

	For the years ended December 31,

	2022	2021	2020

	(in millions)

Bonds	$(1,016)	$(470)	$606

Mortgage loans	(20)	(10)	33

Common and preferred stocks	(728)	260	520

Other investments	81	3,969	(251)

Subtotal	(1,683)	3,749	908

Change in deferred taxes	134	(260)	(109)

Change in net unrealized capital gains and losses	$(1,549)	$3,489	$799

Changes in net unrealized capital gains and losses for the years ended December 31, 2022, 2021 and 2020 included the reversal of previously unrealized capital gains of $(1,461) million, $(236) million and $(1,428) million, respectively, related to distributions of accumulated net earnings made to the Company from unconsolidated non-insurance subsidiaries.

The amortized cost and fair value of bonds and common and preferred stocks for which fair value declined and remained below cost at December 31, 2022 and 2021 were as follows:

	December 31, 2022

	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)

Bonds	$88,076	$78,708	$(9,368)	$50,675	$40,648	$(10,027)

Structured Securities	21,529	20,241	(1,288)	15,104	12,900	(2,204)

Common and preferred stocks	601	524	(77)	37	26	(11)

Total	$110,206	$99,473	$(10,733)	$65,816	$53,574	$(12,242)

	December 31, 2021

	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)

Bonds	$29,396	$28,791	$(605)	$7,072	$6,693	$(379)

Structured Securities	15,343	15,167	(176)	1,613	1,560	(53)

Common and preferred stocks	188	169	(19)	62	49	(13)

Total	$44,927	$44,127	$(800)	$8,747	$8,302	$(445)

Based on the results of the impairment review process described above, the Company considers these declines in fair value to be temporary based on current facts and circumstances.

For securities without a full SVO credit analysis performed that are current on principal and interest the statutory basis of accounting allows the Company to assign a NAIC designation of “5GI” to such securities

26

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

for reporting purposes. At December 31, 2022 and 2021, the statement and fair values of NAIC 5GI securities were as follows:

	December 31,

	2022			2021

	Number of Securities	Statement Value	Fair Value	Number of Securities	Statement Value	Fair Value

	($ in millions)			($ in millions)

Bonds	94	$2,123	$1,820	72	$1,613	$1,641
Preferred stock	2	13	13	28		8
Loan-backed and structured securities	1	—	—	1	—	—

Total	$97	$2,136	$1,833	75	$1,621	$1,649

Repurchase Agreements

The Company participates in bilateral and tri-party repurchase programs with U.S. domiciled unaffiliated third parties. The agreements under these programs require the Company to sell securities and simultaneously agree to repurchase the same (or substantially the same) securities prior to the securities reaching their maturity. These repurchase agreements are intended to enhance the yield of the Company’s investment portfolio. The agreements are accounted for as collateralized borrowings with the transferred security proceeds recorded as other liabilities in the statutory statements of financial position while the underlying securities continue to be recorded as investments by the Company. Investment earnings are recorded as net investment income and the difference between the transferred security proceeds and the amount at which the securities will be subsequently reacquired is amortized into net investment income as interest expense in the statutory statements of operations.

The Company manages counterparty and other risks associated with its repurchase program by adhering to guidelines that require counterparties to provide the Company with cash or other high-quality collateral of no less than 97% of the fair value of the securities on loan plus accrued interest and by setting conservative standards for the Company’s reinvestment of cash collateral received.

Cash collateral received, and the liability to return that collateral which is included within other liabilities in the statutory statements of financial position, had the following characteristics during 2022 and 2021:

For the quarter ended:	Maximum Balance	Ending Balance

	(in millions)

March 31, 2022	$1,277	$1,243

June 30, 2022	$2,032	$2,032

September 30, 2022	$2,352	$2,300

December 31, 2022	$2,316	$2,295

March 31, 2021	$1,315	$1,287

June 30, 2021	$1,295	$1,292

September 30, 2021	$1,300	$1,280

December 31, 2021	$1,281	$1,277

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

During 2022 and 2021, securities sold under repurchase agreements included the following characteristics:

For the quarter ended:	Maximum Balance (Fair Value)	Ending Balance (Fair Value)	Ending Balance (Statement Value)

	(in millions)
March 31, 2022	$1,311	$1,273	$1,243
June 30, 2022	$2,080	$2,073	$2,032
September 30, 2022	$2,406	$2,340	$2,300
December 31, 2022	$2,372	$2,336	$2,295
March 31, 2021	$1,350	$1,317	$1,287
June 30, 2021	$1,329	$1,318	$1,292
September 30, 2021	$1,334	$1,311	$1,280
December 31, 2021	$1,316	$1,302	$1,277

The repurchase agreements have overnight contractual maturities. Securities sold under the repurchase agreements consisted of U.S. Treasury securities and U.S. Government agency-issued residential mortgage-backed securities. All securities sold had NAIC designations of 1.

The amortized cost, fair value and remaining term to maturity of reinvested repurchase agreement collateral held by the Company at December 31, 2022 and 2021 was as follows:

	December 31, 2022		December 31, 2021
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

	(in millions)		(in millions)
30 days or less	$420	$420	$259	$259
31-60 days	345	345	204	204
61-90 days	372	372	70	70
91-120 days	27	27	26	26
121-180 days	23	22	13	13
181-365 days	391	390	134	134
1-2 years	251	250	330	331
2-3 years	223	223	155	155
Over 3 years	245	240	91	91

Total	$2,297	$2,289	$1,282	$1,283

If the securities sold under the repurchase agreements or the reinvested collateral become less liquid, the Company has the liquidity resources within its general account available to meet potential cash demands when securities are required to be repurchased.

Restricted Assets

Certain of the Company’s investments are either pledged as collateral or are otherwise held beyond the exclusive control of the Company (“restricted assets”). These restrictions are generally the result of collateral support agreements with counterparties in connection with repurchase agreements and derivative transactions.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

At December 31, 2022 and 2021, collateral held by counterparties was primarily in the form of cash, short-term investments and bonds, including U.S. Government securities. See Note 4 for more information regarding the Company’s derivative portfolio.

The statement value of restricted assets at December 31, 2022 and 2021, summarized by type of restriction, was as follows:

	December 31,
	2022	2021

	(in millions)
Loaned securities - repurchase agreements	$2,295	$1,277
Federal Home Loan Bank of Chicago pledged collateral	4,681	3,705
Derivative transactions	504	121
Federal Home Loan Bank of Chicago stock	121	92
Securities on deposit with states	3	3

Total restricted assets	$7,604	$5,198

Collateral Assets Received

The statement and fair values of collateral received at December 31, 2022 and 2021 were as follows:

	December 31, 2022		December 31, 2021

	Statement Value	Fair Value	Statement Value	Fair Value

	(in millions)		(in millions)
Repurchase agreement collateral	$2,295	$2,336	$1,277	$1,302
Derivative collateral	2,141	2,141	898	898
Mortgage loan escrow	101	101	103	103
Real estate escrow and security deposits	4	4	4	4

Total collateral assets	$4,541	$4,582	$2,282	$2,307

The company had not received any derivative collateral related to the separate accounts at December 31, 2022 or 2021. The obligation to return all other collateral received is reported as other liabilities in the statutory statements of financial position.

4.	Derivative Financial Instruments

The Company enters into derivative transactions, generally to mitigate the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates, credit conditions and other market risks. Derivatives may be exchange traded, cleared or executed in the over-the-counter market. A majority of the Company’s over-the-counter derivatives are bilateral contracts between two counterparties. The Company’s remaining over-the-counter derivatives are cleared and settled through central clearing exchanges.

Derivatives that are designated as hedges for accounting purposes and meet the qualifications for statutory hedge accounting are reported on a basis consistent with the asset or liability being hedged (i.e., at amortized cost or fair value). Derivatives that are used to mitigate risk but are not designated as hedges for

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

accounting purposes, or otherwise do not meet the qualifications for statutory hedge accounting are reported at fair value.

To qualify for hedge accounting, the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, the derivative used in the hedge and the methodology for assessing hedge effectiveness. The hedge must also be “highly effective,” with an assessment of its effectiveness performed both at inception and on an ongoing basis over the life of the hedge.

The fair value of derivative instruments is based on quoted market prices when available. In the absence of quoted market prices, fair value is estimated using industry-standard models utilizing market observable inputs.

Derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, by performing ongoing review of counterparties’ credit standing and by adhering to established limits for credit exposure to any single counterparty. The Company also utilizes collateral support arrangements that require the daily exchange of collateral assets if counterparty credit exposure exceeds certain limits. The Company does not offset the statement values for derivatives executed with the same counterparty, even if a master netting arrangement is in place. The Company also does not offset the right to claim collateral against the obligation to return such collateral.

The fair value of collateral held by the Company under derivative support agreements at December 31, 2022 and 2021 was as follows:

	December 31,
	2022	2021

	(in millions)
Bonds:
General Account	$108	$36
Separate Accounts	-	-

Total bond collateral	$108	$36

Cash:
General Account	$2,141	$898
Separate Accounts	-	-

Total cash collateral	$2,141	$898

Bond collateral held in the general account is not reported in the statutory statements of financial position. Cash collateral held in the general account is reported as cash and short-term investments in the statutory statements of financial position, while the Company’s obligation to return the collateral is reported as other liabilities. Separate account cash collateral assets and related liabilities is reported in the separate account assets and liabilities, respectively, in the statutory statements of financial position.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The fair value of collateral posted by the Company at December 31, 2022 and 2021 was as follows:

	December 31,
	2022	2021

	(in millions)
Bonds posted for derivative support agreements:
General Account	$69	$39
Separate Accounts	2	2
Bonds posted for futures agreements:
General Account	221	41
Separate Accounts	15	17

Total bond collateral	$307	$99

Cash posted for derivative support agreements:
General Account	$187	$13
Separate Accounts	2	1
Cash posted for futures agreements:
General Account	-	4
Separate Accounts	8	4

Total cash collateral	$197	$22

Bonds posted as collateral are reported as bonds and cash posted as collateral is reported as a receivable included in other investments in the statutory statements of financial position.

The Company has no embedded credit derivatives that expose it to the possibility of being required to make future payments.

Hedging - Designated as Hedging Instruments

The Company designates and accounts for the following derivative types as cash flow or fair value hedges, with the related derivative instrument reported at amortized cost in the statutory statements of financial position. No component of these derivatives’ economic gain or loss was excluded from the assessment of hedge effectiveness.

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. Amounts received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in fixed and variable interest rate bonds and fixed rate liabilities over a period of up to 12 years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds and mortgage loans denominated in foreign currencies over a period of up to 30 years. Foreign currency swaps

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds and mortgage loans for U.S. dollar-denominated payments based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. Amounts received or paid on these contracts are reported as net investment income.

Hedging - Not Designated as Hedging Instruments

The Company enters into other derivative transactions that mitigate economic risks but are not designated as a hedge for accounting purposes or otherwise do not qualify for statutory hedge accounting. These instruments are reported in the statutory statements of financial position at fair value. Changes in the fair value of these instruments are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

The average fair value of outstanding derivative assets not designated as hedging instruments was $411 million and $187 million for the years ended December 31, 2022 and 2021, respectively. The average fair value of outstanding derivative liabilities not designated as hedging instruments was $139 million and $38 million for the years ended December 31, 2022 and 2021, respectively.

Interest rate caps and floors are used to mitigate the risk of a significant and sustained increase or decrease in interest rates for certain of the Company’s debt instruments and insurance and annuity products. Interest rate caps and floors entitle the Company to pay or receive payments from a counterparty if market interest rates rise above or decline below a specified level. Amounts paid or received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds over a period of up to 10 years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on specified terms.

Fixed income futures are used to mitigate interest rate risk for investments in portfolios of fixed income securities. Fixed income futures obligate the Company to sell to or buy from a counterparty a specified number of contracts at a specified price at a future date.

Fixed income forwards are used to gain exposure to the investment risk and return of mortgage-backed securities by utilizing “to-be-announced” (TBA) forward contracts. The Company also uses TBA forward contracts to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost-effective way. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to purchase a substantially similar security for later settlement. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a future date.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies over a period of up to 15 years. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds and mortgage loans for U.S. dollar-denominated payments based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. Amounts received or paid on these contracts are reported as net investment income.

Warrants are acquired through the purchase of private bonds. Warrants provide the Company the right to purchase an underlying financial instrument at a given price and time. Changes in the value of the underlying financial instrument are reported as a change in unrealized capital gains or losses. When the warrant is exercised, the derivative is terminated, and the current value becomes the basis for the new financial instrument.

Purchased credit default swaps are used to mitigate the credit risk for investments in bonds issued by specific bond issuers. Credit default swaps provide the Company an option to put a specific bond to a counterparty at par in the event of a “credit event” encountered by the bond issuer. A credit event is generally defined as a bankruptcy, failure to make required payments or acceleration of issuer obligations under the terms of the bond.

Investment Replications

Equity total return swap replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Equity total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract. Equity total return swaps are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

Interest rate swap replications are used to replicate a bond investment through the use of cash market instruments combined with an interest rate swap. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate and a specified fixed interest rate applied to the notional amount of the contract. Interest rate swap replications, including the derivative components, are reported at amortized cost.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The effects of the Company’s use of derivative instruments on the statutory statements of financial position at December 31, 2022 and 2021 were as follows:

	December 31, 2022

	Notional	Statement Value		Fair Value

	Amount	Assets	Liabilities	Assets	Liabilities

			(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$300	$1	$-	$1	$-

Interest rate swaps	1,947	-	-	-	(162)

Foreign exchange contracts:

Foreign currency swaps	13,623	1,199	(46)	1,862	(58)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	1,705	51	-	51	-

Interest rate floors	1,806	21	(3)	21	(3)

Interest rate swaps	4,666	151	(162)	151	(162)

Swaptions	4,635	242	-	242	-

Fixed income futures	10,369	-	-	-	-

Fixed income forwards	469	1	(7)	1	(7)

Foreign exchange contracts:

Foreign currency forwards	-	-	-	-	-

Foreign currency swaps	144	14	(1)	14	(1)

Investment replications

Interest rate contracts:

Interest rate swaps	6	-	-	1	-

Total derivatives		$1,680	$(219)	$2,344	$(393)

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

	December 31, 2021

	Notional	Statement Value		Fair Value

	Amount	Assets	Liabilities	Assets	Liabilities

			(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$400	$1	$-	$14	$-

Interest rate swaps	1,204	-	-	5	(24)

Foreign exchange contracts:

Foreign currency swaps	12,492	412	(287)	788	(147)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	1,596	15	-	15	-

Interest rate floors	200	28	-	28	-

Interest rate swaps	2,243	20	(16)	20	(16)

Swaptions	4,471	90	-	90	-

Fixed income futures	9,534	-	-	-	-

Fixed income forwards	1,750	2	-	2	-

Foreign exchange contracts:

Foreign currency forwards	1,422	49	(4)	49	(4)

Foreign currency swaps	148	12	(4)	12	(4)

Investment replications

Interest rate contracts:

Interest rate swaps	6	-	-	-	-

Total derivatives		$629	$(311)	$1,023	$(195)

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties. Derivative instruments are reported as other investments or other liabilities in the statutory statements of financial position.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The effects of the Company’s use of derivative instruments on the statutory statements of operations and changes in surplus for the years ended December 31, 2022, 2021 and 2020 were as follows:

	For the year ended December 31, 2022
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
		(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$3

Interest rate swaps	-	-	(12)

Foreign exchange contracts:

Foreign currency swaps	1,027	65	190

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	36	-	(2)

Interest rate floors	(17)	-	-

Interest rate swaps	(15)	-	-

Swaptions	139	-	(10)

Fixed income futures	(57)	(652)	-

Fixed income forwards	(8)	(91)	-

Foreign exchange contracts:

Foreign currency forwards	(46)	49	-

Foreign currency swaps	5	4	2

Credit contracts:

Purchased credit default swaps	-	-	-

Warrants	-	-	-

Investment replications

Interest rate contracts:

Interest rate swaps	-	-	-

Equity contracts:

Equity total return swaps	-	-	-

Total derivatives	$1,064	$(625)	$171

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

	For the year ended December 31, 2021
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income

		(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$11

Interest rate swaps	-	-	5

Foreign exchange contracts:

Foreign currency swaps	467	4	153

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	12	-	(2)

Interest rate floors	(7)	-	2

Interest rate swaps	(4)	1	3

Swaptions	27	-	(9)

Fixed income futures	(44)	273	-

Fixed income forwards	(12)	(5)	-

Foreign exchange contracts:

Foreign currency forwards	58	13	-

Foreign currency swaps	5	-	2

Credit contracts:

Purchased credit default swaps	-	-	-

Warrants	(2)	-	-

Investment replications

Interest rate contracts:

Interest rate swaps	-	-	-

Equity contracts:

Equity total return swaps	-	-	-

Total derivatives	$500	$286	$165

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

	For the year ended December 31, 2020
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
		(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$15

Interest rate swaps	-	-	1

Foreign exchange contracts:

Foreign currency swaps	(641)	29	158

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	-	-	(1)

Interest rate floors	9	27	-

Interest rate swaps	6	-	1

Swaptions	(3)	-	(9)

Fixed income futures	12	(121)	-

Fixed income forwards	13	23	-

Foreign exchange contracts:

Foreign currency forwards	2	(83)	-

Foreign currency swaps	(1)	-	2

Credit contracts:

Purchased credit default swaps	-	(1)	-

Warrants	(40)	117	-

Investment replications

Interest rate contracts:

Interest rate swaps	-	5	-

Equity contracts:

Equity total return swaps	-	52	-

Total derivatives	$(643)	$48	$167

There were no changes in net unrealized gains or losses resulting from derivatives that no longer qualify for hedge accounting for the years ended December 31, 2022, 2021 and 2020.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

5.	Policy Benefit Reserves and Deposit Funds

General account policy benefit reserves at December 31, 2022 and 2021 were as follows:

	December 31,
	2022	2021

	(in millions)

Life insurance reserves	$215,691	$205,037

Disability and long-term care active life reserves	7,564	6,728

Disability and long-term care unpaid claims and claim reserves	5,528	5,455

Annuity reserves	13,660	12,814

Total policy benefit reserves	$242,443	$230,034

See Note 9 for more information regarding the Company’s use of reinsurance and the related impact on policy benefit reserves.

Life Insurance Reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the OCI and are computed in accordance with standard actuarial methodology based on the Commissioners’ Reserve Valuation Method (CRVM) or the net level premium method. The reserves are based on assumptions for interest, mortality and other risks insured. Effective January 1, 2017, the OCI required a principles-based approach (PBR) for the calculation of its policy benefit reserves with a three-year phase-in period from the effective date. PBR requires reserves to be calculated using company experience assumptions with margin subject to a floor based on similar prescribed methods and assumptions used with existing in-force business. The Company adopted PBR for certain new life insurance products issued on or after July 1, 2019 and for all remaining life insurance policies issued on or after January 1, 2020.

Life insurance reserve calculations, using basic data, determine tabular interest, tabular cost, and tabular cost less actual reserves released. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

As of December 31, 2022, the Company had $2.2 trillion of total life insurance in force, including $20 billion of life insurance in force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI. Gross premiums are calculated using mortality tables that reflect both the Company’s actual experience and the potential transfer of risk to reinsurers. Net premiums are determined in the calculation of statutory reserves, which must be based on industry-standard mortality tables.

Additional premiums or charges are assessed for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves for these policies are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

At December 31, 2022 and 2021, the account and cash values related to the Company’s general account life reserves were as follows:

	Account Value		Cash Value		Reserves

			December 31,
	2022	2021	2022	2021	2022	2021

			(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$13,692	$11,609	$13,479	$11,366	$13,500	$11,389
Universal life with secondary guarantees	13	14	12	12	34	32
Other permanent cash value life insurance	-	-	185,111	177,829	190,196	182,118
Variable life	-	-	-	-	973	953
Variable universal life	8	6	7	6	43	37
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	-	-	-	-	5,192	5,039
Accidental death benefits	-	-	-	-	9	10
Disability - active lives	-	-	-	-	1,064	971
Disability - disabled lives	-	-	-	-	1,563	1,475
Miscellaneous reserves	-	-	-	-	3,051	3,003

Total gross life reserves [1]	13,713	11,629	198,609	189,213	215,625	205,027
Reinsurance ceded	-	-	-	-	1,184	1,203

Total net life insurance	$13,713	$11,629	$198,609	$189,213	$214,441	$203,824

1

This line includes only the Company’s general life reserves, whereas, the life insurance reserves presented in the general account policy benefit reserves table above include life and annuity unpaid claims.

At December 31, 2022 and 2021, the withdrawal characteristics of the Company’s separate account life reserves were as follows:

	Account Value		Cash Value		Reserves

	December 31,
	2022	2021	2022	2021	2022	2021

			(in millions)
Subject to discretionary withdrawal, surrender values or policy loans:
Variable life	$-	$-	$8,399	$10,251	$7,476	$9,350
Variable universal life	1,837	1,817	1,690	1,718	1,654	1,687

Total gross life reserves	$1,837	$1,817	$10,089	$11,969	$9,130	$11,037

Reinsurance ceded	-	-	-	-	-	-

Total net life insurance	$1,837	$1,817	$10,089	$11,969	$9,130	$11,037

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The following are amounts reported as net life insurance reserves in the Company’s Annual Statement, which agree with the amounts reported as net life insurance reserves in the table above at December 31, 2022 and 2021.

	December 31,
	2022	2021

	(in millions)
From Life, Accident & Health Annual Statement:
Life insurance	$211,671	$201,186
Accidental death benefits	9	10
Disability - active lives	1,064	971
Disability - disabled lives	1,561	1,473
Miscellaneous reserves	136	184

Subtotal net life insurance	214,441	203,824

From Separate Accounts Annual Statement:
Life insurance	9,130	11,037

Combined Total	$223,571	$214,861

Annuity Reserves

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioners’ Annuity Reserve Valuation Method (CARVM), Valuation Manual Section 21 (VM-21) for variable annuity products and Actuarial Guideline 33 for all other products. Other deferred annuity reserves are based on policy value, with additional reserves held to reflect guarantees under these contracts. Immediate annuity reserves are based on the present value of expected benefit payments. Changes in future policy benefit reserves on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from net additions to policy benefit reserves in the statutory statements of operations.

Deposit Funds

Deposit fund liabilities at December 31, 2022 and 2021 were $11.0 billion and $8.3 billion, respectively. Deposit funds primarily represent reserves for funding agreements, supplementary contracts and income annuities without life contingencies, and amounts left on deposit with the Company by beneficiaries or policyowners. Beneficiaries of the Company’s life insurance policies can choose to receive their death benefit in a single lump sum payment or through a supplementary contract consisting of a series of scheduled payments. If the beneficiary does not affirmatively choose a supplementary contract, the proceeds are automatically paid to the beneficiary in a single lump sum.

Prior to November 1, 2013, beneficiaries of the Company’s life insurance policies also could choose to receive their death benefit by deposit of the proceeds (if $20,000 or more) into an interest-bearing retained asset account (“Northwestern Access Fund”). Funds held on behalf of Northwestern Access Fund account holders are segmented in the Company’s general account and are invested primarily in short-term, liquid investments and high quality corporate bonds. Northwestern Access Fund accounts are credited with interest at short-term market rates, with certain accounts subject to guaranteed minimum crediting rates.

The total deposit fund liability for Northwestern Access Fund account balances held by the Company was $270 million and $292 million at December 31, 2022 and 2021, respectively. Accounts were credited with interest at annual rates ranging from 0.01% to 3.87% and 0.01% to 3.50% during 2022 and 2021, respectively. The crediting interest rates changed 42 times and 13 times during 2022 and 2021, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The Company is a member of the Federal Home Loan Bank of Chicago (FHLBC) and issues funding agreements to FHLBC in exchange for cash. Funding agreements are issued through the general account and the sales proceeds are invested as part of a spread lending strategy. The Company is required to pledge collateral to the FHLBC in the form of eligible investments when funding agreements are issued. Upon an event of default by the Company, the FHLBC’s recovery on the collateral is limited to the outstanding amount of the Company’s liability to the FHLBC.

At December 31, 2022 and 2021, the Company held $121 million and $92 million of FHLBC activity stock, respectively. The amount of collateral pledged to the FHLBC was as follows:

	Statement Value (1)	Fair Value (1)

	(in millions)
December 31, 2022	$4,681	$4,195
December 31, 2021	3,705	3,948

(1)	Includes amounts in excess of minimum requirements

The maximum amount of collateral pledged to the FHLBC was as follows:

	Statement Value	Fair Value	Amount Borrowed at Time of Max Collateral
		(in millions)
December 31, 2022	$4,718	$4,451	$2,188
December 31, 2021	3,711	3,958	1,952

The amount borrowed from FHLBC, in the form of funding agreements, was as follows:

	December 31,	December 31,
	2022	2021
	(in millions)	(in millions)

Borrowed	$2,698	$2,052

Deposit fund reserves	$2,707	$2,052

Max borrowed during the year	$2,698	$2,052

Borrowing capacity as determined by insurer	$8,000	$8,000

The Company does not have prepayment obligations for these funding agreements.

The Company has established a $10 billion global Funding Agreement Backed Note (FABN) program. As part of this program, a special purpose entity issues medium term notes (Notes) to investors. Note proceeds are used to purchase funding agreements from the Company. The issued funding agreements have payment terms substantially identical to the Notes. As of December 31, 2022 and 2021, the Company had issued and outstanding funding agreements of $4.2 billion and $2.0 billion, respectively.

For all deposit type contracts, reserves reflect the accumulated value. For funding agreements with fixed rate interest payments, the Company utilizes valuation interest rates to calculate the present value (floored at the accumulated value) of any future cash flow amounts. Amounts in excess of accumulated values are recorded as an additional reserve and are reported in the deposit fund reserve balance above.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

At December 31, 2022 and 2021, the withdrawal characteristics of the Company’s general account and separate account annuity reserves and deposit funds were as follows:

	General Account		Separate Account		Total

	December 31,
	2022	2021	2022	2021	2022	2021

	(in millions)
Individual Annuities
Subject to discretionary withdrawal
- with market value adjustment	$106	$59	$-	$-	$106	$59
- at book value less surrender charge of 5% or more	67	62	-	-	67	62
- at fair value	-	-	19,556	24,137	19,556	24,137

Total with market value adjustment or at fair value	173	121	19,556	24,137	19,729	24,258
- at book value without adjustment	1,665	1,779	-	-	1,665	1,779
Not subject to discretionary withdrawal	9,723	8,861	248	311	9,971	9,172

Total gross individual annuities	11,561	10,761	19,804	24,448	31,365	35,209
Reinsurance ceded	-	-	-	-	-	-

Total net individual annuities	$11,561	$10,761	$19,804	$24,448	$31,365	$35,209

Group Annuities
Subject to discretionary withdrawal
- at fair value	$-	$-	$13	$16	$13	$16

Total with market value adjustment or at fair value	-	-	13	16	13	16
Not subject to discretionary withdrawal	2,099	2,053	5,105	6,647	7,204	8,700

Total gross group annuities	2,099	2,053	5,118	6,663	7,217	8,716
Reinsurance ceded	-	-	-	-	-	-

Total net group annuities	$2,099	$2,053	$5,118	$6,663	$7,217	$8,716

Deposit-Type Contracts
Subject to discretionary withdrawal
- with market value adjustment	$101	$80	$-	$-	$101	$80
- at fair value	-	-	28	36	28	36

Total with market value adjustment or at fair value	101	80	28	36	129	116
- at book value without adjustment	3,719	3,757	-	-	3,719	3,757
Not subject to discretionary withdrawal	7,167	4,466	-	-	7,167	4,466

Total gross deposit-type contracts	10,987	8,303	28	36	11,015	8,339
Reinsurance ceded	-	-	-	-	-	-

Total net deposit-type contracts	$10,987	$8,303	$28	$36	$11,015	$8,339

Total annuity reserves and deposit funds	$24,647	$21,117	$24,950	$31,147	$49,597	$52,264

Of the individual annuity reserves at book value less surrender charge of 5% or more noted above, the Company expects that $8 million will have less than a 5% surrender charge and be reported with the amounts at book value without adjustment in 2023.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The following are amounts reported as net annuity reserves in the Company’s Annual Statement, which agree with the amounts reported as net annuity reserves in the table above at December 31, 2022 and 2021.

	December 31,
	2022	2021

	(in millions)
From Life, Accident & Health Annual Statement:
Annuities	$11,930	$11,129
Supplementary contracts with life contingencies	1,730	1,685
Deposit-type contracts	10,987	8,303

Subtotal net annuity reserves	24,647	21,117
From Separate Accounts Annual Statement:
Annuities	24,674	30,800
Supplementary contracts	248	311
Other contract deposit funds	28	36

Subtotal net annuity reserves	24,950	31,147

Combined Total	$49,597	$52,264

Disability and Long-Term Care Reserves

Unpaid claims and claim reserves for disability and long-term care policies are based on the present value of expected benefit payments. The changes in reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies for the years ended December 31, 2022 and 2021 were as follows:

	For the years ended

	December 31,
	2022	2021

	(in millions)

Balance at January 1	$5,455	$5,342

Incurred related to:
Current year	877	990
Prior years	(8)	(125)

Total incurred	869	865

Paid related to:
Current year	(36)	(33)
Prior years	(760)	(719)

Total paid	(796)	(752)

Balance at December 31	$5,528	$5,455

Changes in reserves for incurred claims related to prior years are generally the result of differences between claim experience assumed in reserve calculations and subsequent actual claim experience.

Active life reserves are based on the net level premium method for disability policies issued prior to 1987 and the two-year preliminary term method for those issued after 1987. Active life reserves are mean

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

reserves for disability policies issued through 2000 and mid-terminal plus unearned premium reserves for policies issued after 2000. Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method.

Additional Actuarial Reserves

Each year, the Company must perform asset adequacy testing (AAT) to demonstrate that reserves make adequate provision for the anticipated cash flows required by contractual obligations and related expenses, in light of assets held for the reserves. Asset adequacy testing is performed in accordance with presently accepted actuarial standards and must include assumptions necessary to determine the adequacy of reserves under moderately adverse conditions. At December 31, 2022 and 2021, reserves required as a result of AAT were as follows:

	December 31,
	2022	2021

	(in millions)

Annuities and deposit funds	$45	$250
Life insurance	2	2

Total reserves	$47	$252

Statutory Minimum Reserves

The Company has the option to establish policy benefit and deposit fund reserves using a standard of valuation that produces higher reserves than those calculated according to the minimum standard provided in the statutory regulations. For contracts issued January 1, 2001 and later, excess reserves over the statutory minimums were $1,400 million and $973 million at December 31, 2022 and 2021, respectively.

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest and are reported in deferred premium and other assets in the statutory statements of financial position.

Deferred and uncollected premiums at December 31, 2022 and 2021 were as follows:

	December 31, 2022		December 31, 2021

	Gross	Net	Gross	Net

	(in millions)		(in millions)

Ordinary new business	$372	$243	$453	$259
Ordinary renewal	3,281	2,660	3,056	2,397

Total deferred and uncollected premiums	$3,653	$2,903	$3,509	$2,656

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

7.	Separate Accounts

Separate account liabilities at December 31, 2022 and 2021 were as follows:

	Variable Life		Variable Annuities		Total

	December 31,
	2022	2021	2022	2021	2022	2021

	(in millions)

Separate account reserves	$9,130	$11,037	$24,950	$31,147	$34,080	$42,184
Non-policy liabilities					201	199

Total separate account liabilities					$34,281	$42,383

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (GMDB) underwritten by the Company. General account policy benefit reserves included $10 million and $7 million attributable to GMDB at December 31, 2022 and 2021, respectively.

Premiums and other considerations received from variable annuity and variable life insurance policyowners were $1.6 billion and $1.7 billion for the years ended December 31, 2022 and 2021, respectively. These amounts are reported as premiums in the statutory statements of operations. The subsequent transfer of these premiums to the separate accounts, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners, is reported as net transfers to separate accounts in the statutory statements of operations. The following are amounts reported as transfers to and from separate accounts within the Company’s Separate Account Annual Statement, which agree with the amounts reported as net transfers to (from) separate accounts within these statutory financial statements:

	At and for the years ended December 31,

	2022	2021	2020

	(in millions)
From Separate Account Annual Statement:

Transfers to separate accounts	$1,670	$1,724	$1,467

Transfers from separate accounts	(2,160)	(2,529)	(2,147)

Net transfers from separate accounts	$(490)	$(805)	$(680)

8.	Employee and Financial Representative Benefit Plans

The Company provides defined pension benefits for all eligible employees and financial representatives. This includes sponsorship of noncontributory defined benefit pension plans that are “qualified” under the terms of the Employee Retirement Income Security Act (ERISA) and the Internal Revenue Code (“Code”), as well as “nonqualified” plans that provide benefits to certain participants in excess of limits set by ERISA and the Code for the qualified plans. The Company’s funding policy for the qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company made no contributions to the qualified retirement plans during either of the years ended December 31, 2022 and 2021 and does not expect to make a contribution to the plans during 2023.

The Company’s defined benefit pension plans for employees contains two different benefit formulas – a formula based on the final average pay of the participant that was frozen as of December 31, 2013 and one

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

that awards cash balance credits based on each participant’s age and years of service that became effective on January 1, 2014. Benefits accrued under the final average pay formula remain available to participants upon retirement. Accumulated cash balance credits earn interest based on market rates and are subject to a minimum crediting rate. The Company’s defined benefit pension plans for financial representatives utilize a formula that is based on the participant’s estimated annual income earned over their career.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, retired financial representatives and their eligible dependents. Participants are eligible for retirement health care coverage if they meet eligibility requirements for age and length of service and were either active or retired as of July 31, 2013 for employees and as of December 31, 2013 for financial representatives. Employees or financial representatives hired or contracted after the above dates are not eligible for coverage under the postretirement health plans. Additionally, the Company does not provide a subsidy for retiree health care coverage for employees retiring on or after January 1, 2022.

Medicare-eligible retirees and their dependents are offered health care options provided under an independent third-party health care marketplace (“marketplace”). Retirees and dependents that are not yet Medicare-eligible retain the historical health care benefits offered by the Company. Medicare-eligible retirees and dependents are provided with a pre-funded retiree health reimbursement account and access to third-party advisors to purchase health benefits through the marketplace. Non-Medicare-eligible retirees and dependents are provided premium assistance based on the retirees’ years of service with the Company. The Company pays the entire cost of retiree life insurance coverage.

Benefit Plan Assets

Aggregate plan assets of the defined benefit pension plans and postretirement benefit plans at December 31, 2022 and 2021, and changes in these assets for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans

	2022	2021	2022	2021

	(in millions)		(in millions)
Fair value of plan assets at January 1	$6,504	$6,158	$100	$94

Changes in plan assets:

Actual return on plan assets	(1,315)	515	(20)	9

Actual plan benefits paid	(193)	(169)	(4)	(3)

Fair value of plan assets at December 31	$4,996	$6,504	$76	$100

Plan assets consist of group annuity contracts issued by the Company that are funded by a Group Annuity Separate Account, which primarily invests in a diversified portfolio of public and private common stocks and corporate, government and mortgage-backed debt securities. The overall investment objective of the plans is to maximize long-term total rate of return, consistent with prudent standards for investment and asset/liability risk management and in accordance with ERISA requirements. Plan investments are managed with a long-term perspective and for the sole benefit of the plans’ participants.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Plan asset allocations are rebalanced regularly to maintain holdings within desired asset allocation ranges and to reposition the portfolio based upon perceived market opportunities and risks. Diversification, both by and within asset classes, is a primary risk management consideration. Assets are invested across various asset classes, sectors, industries and geographies. The measurement date for plan assets was December 31 of the respective period with the fair value of plan assets primarily based on quoted market prices. The target asset allocations and the actual allocation of the plans’ investments based on fair value at December 31, 2022 and 2021 were as follows:

	Target Allocation		Actual Allocation

	2022	2021	2022	2021

Bonds	74%	74%	70%	70%

Equity investments	25%	25%	27%	28%

Other investments	1%	1%	3%	2%

Total assets	100%	100%	100%	100%

At each of December 31, 2022 and 2021, other investments were comprised of cash and short-term investments.

Benefit Plan Obligations

Aggregate projected benefit obligations (PBOs) of the defined benefit pension plans and postretirement benefit plans at December 31, 2022 and 2021 and changes in these obligations for the years then ended were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans

	2022	2021	2022	2021

	(in millions)		(in millions)

Projected benefit obligation at January 1	$7,038	$7,069	$628	$662

Changes in benefit obligation:

Service cost of benefits earned	240	205	8	10

Interest cost on projected obligations	173	141	13	11

Projected gross plan benefits paid	(204)	(197)	(27)	(25)

Experience (gains)/losses	(2,000)	(180)	(165)	(30)

Plan amendments and other	-	-	-	-

Projected benefit obligation at December 31	$5,247	$7,038	$457	$628

The PBO represents the estimated net present value of estimated future benefit obligations. For defined benefit plans, the PBO includes assumptions for future compensation increases for active participants. The accumulated benefit obligation (ABO) is similar to the PBO but is based only on current compensation with no assumption of future compensation increases. The aggregate ABO for the defined benefit plans was $5.0 billion and $6.6 billion for the years ended December 31, 2022 and 2021, respectively. Experience (gains)/losses for each of the years ended December 31, 2022 and 2021 primarily reflect the impact of changes in the PBO discount rate.

Benefit Plan Assumptions

The assumptions used in estimating the projected benefit obligations at December 31, 2022 and 2021 and the net periodic benefit cost for the years ended December 31, 2022, 2021 and 2020 were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans

	2022	2021	2022	2021
Projected benefit obligation:

Weighted average discount rate	5.00%	2.77%	4.98%	2.72%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%

Cash balance plan interest crediting rate	4.99%	2.73%	n/a	n/a

	Defined Benefit Plans			Postretirement Benefit Plans

	2022	2021	2020	2022	2021	2020
Net periodic benefit cost:
Weighted average discount rate	2.77%	2.44%	3.17%	2.72%	2.37%	3.18%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%
Long-term rate of return on plan assets	5.25%	5.75%	6.25%	5.25%	5.75%	6.25%
Cash balance plan interest crediting rate	3.00%	2.39%	3.14%	n/a	n/a	n/a

The expected long-term rate of return on plan assets is estimated in consideration of historical financial market performance, internal and third-party capital market expectations and the long-term target asset allocation.

The assumed annual increase in future retiree medical costs used in measuring the obligation for postretirement benefits were as follows:

	December 31,

	2022	2021

Assumed annual increase	5.00%	5.00%

Ultimate rate of annual increase	5.00%	5.00%

Year in which ultimate rate is reached	2023	2022

The Company’s exposure to medical inflation is limited to a maximum annual increase of 3%. In the event annual premiums increase greater than 3% plan participants are responsible for the balance of premiums which exceeded the 3% limit.

49

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Benefit Plan Funded Status

The following is an aggregate reconciliation of the funded status of the plans to the related financial statement liabilities reported by the Company at December 31, 2022 and 2021.

	Defined Benefit Plans		Postretirement Benefit Plans

	2022	2021	2022	2021

	(in millions)		(in millions)

Fair value of plan assets	$4,996	$6,504	$76	$100

Projected benefit obligation	5,247	7,038	457	628

Funded status	(251)	(534)	(381)	(528)

Nonadmitted asset	(818)	(887)	-	-

Financial statement liability	$(1,069)	$(1,421)	$(381)	$(528)

The PBO for defined benefit plans above included $1,069 million and $1,421 million related to unfunded non-qualified plans at December 31, 2022 and 2021, respectively. In the aggregate, the fair value of qualified defined benefit plan assets represented 120% and 116% of the projected benefit obligations of these plans at December 31, 2022 and 2021, respectively.

Statutory accounting guidance requires that changes in plan funded status be recognized immediately as a direct adjustment to surplus, subject to limitations such as admissibility of net pension assets. These adjustments are included in changes in nonadmitted assets and other in the statutory statements of changes in surplus.

Aggregate defined benefit pension and postretirement plan surplus impacts were as follows for the years ended December 31, 2022 and 2021:

	For the year ended December 31, 2022

	Defined Benefit Plans			Postretirement Benefit Plans
	Net experience gains (losses)	Prior service (costs) credits	Net initial asset	Net experience gains (losses)	Prior service (costs) credits

	(in millions)			(in millions)
Balance at January 1	$(1,215)	$115	$258	$(125)	$173

Amortization from surplus into net periodic benefit cost	34	(25)	(17)	4	(13)

Changes in plan assets and benefit obligations recognized in surplus	318	-	-	141	-

Balance at December 31	$(863)	$90	$241	$20	$160

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

	For the year ended December 31, 2021

	Defined Benefit Plans			Postretirement Benefit Plans
	Net experience gains (losses)	Prior service (costs) credits	Net initial asset	Net experience gains (losses)	Prior service (costs) credits

	(in millions)			(in millions)
Balance at January 1	$(1,617)	$140	$285	$(168)	$185

Amortization from surplus into net periodic benefit cost	67	(25)	(27)	7	(12)

Changes in plan assets and benefit obligations recognized in surplus	335	-	-	36	-

Balance at December 31	$(1,215)	$115	$258	$(125)	$173

Benefit Plan Costs

The components of net periodic benefit cost for the years ended December 31, 2022, 2021 and 2020 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2022	2021	2020	2022	2021	2020

	(in millions)			(in millions)

Components of net periodic benefit cost:

Service cost of benefits earned	$240	$205	$134	$8	$10	$14

Interest cost on projected obligations	173	141	177	13	11	16

Amortization of experience losses	34	67	56	4	7	4

Amortization of prior service (credits) costs	(25)	(25)	(25)	(12)	(12)	(4)

Amortization of initial net asset	(16)	(27)	(14)	-	-	-

Expected return on plan assets	(337)	(349)	(336)	(5)	(5)	(5)

Curtailment	-	-	(1)	-	-	28

Net periodic benefit cost (credit)	$69	$12	$(9)	$8	$11	$53

The expected benefit payments by the defined benefit plans and the postretirement benefit plans for the years 2023 through 2032 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans

	(in millions)

2023	$206	$28

2024	234	28

2025	251	27

2026	261	27

2027	271	26

2028-2032	1,493	130

Total	$2,716	$266

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The Company sponsors a contributory 401(k) plan for eligible employees, for which the Company may provide a matching contribution, and a noncontributory defined contribution plan for financial representatives. In addition, the Company sponsors nonqualified plans that provide related benefits to certain participants in excess of limits set by ERISA for qualified defined contribution plans. For the years ended December 31, 2022, 2021 and 2020, the Company expensed total contributions to these plans of $37 million, $34 million and $57 million, respectively. In lieu of making matching contributions to the employee 401(k) plan in 2022 and 2021, the Company made additional contributions to the cash balance plan in these years.

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding coverage to various reinsurers. In 1999, the Company ceased reinsuring new individual disability policies, but has maintained a portion of the reinsurance ceded on policies issued prior to 1999. The Company cedes between 60—80% of the morbidity risk on group disability and 60% of the mortality risk on group life policies.

As part of an affiliated reinsurance agreement, the Company assumes 100% of the net risk associated with NLTC’s long-term care business. At December 31, 2022 and 2021, the net amount due from NLTC under this agreement was $45 million and $48 million, respectively.

Amounts in the statutory financial statements are reported net of the impact of reinsurance. Policy benefit reserves were reported net of ceded reserves of $1.7 billion at both December 31, 2022 and 2021. The Company has reinsured all risks disclosed in the statutory financial statements under Actuarial Guideline 48.

The effects of reinsurance on premium revenue and total benefits for the years ended December 31, 2022, 2021 and 2020 were as follows:

	For the years ended December 31,
	2022	2021	2020

	(in millions)

Direct premium revenue	$22,500	$22,936	$19,501

Premiums assumed	840	830	800

Premiums ceded	(1,052)	(995)	(978)

Premium revenue	$22,288	$22,771	$19,323

Direct benefit expense	$23,494	$23,975	$20,538

Benefits assumed	771	915	837

Benefits ceded	(824)	(937)	(792)

Total benefits	$23,441	$23,953	$20,583

In addition, the Company received $120 million, $127 million and $133 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2022, 2021 and 2020, respectively. These amounts are reported in other income in the statutory statements of operations. For the years ended December 31, 2022, 2021 and 2020, the Company incurred $116 million, $130 million and $127 million, respectively, in expense allowances on reinsurance assumed from NLTC.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company mitigates this counterparty risk by dealing only with reinsurers that meet its financial strength standards while adhering

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

to concentration limits for counterparty exposure to any single reinsurer. Most significant reinsurance treaties contain financial protection provisions that take effect if a reinsurer’s credit rating falls below a prescribed level. There were no reinsurance recoverables at December 31, 2022 and 2021 that were considered by the Company to be uncollectible. No reinsurance contracts were identified which require disclosure under paragraph 79-84 of SSAP No. 61R - Life, Deposit-Type and Accident and Health Reinsurance.

10.	Federal Income Taxes

The results of the Company’s operations are consolidated with the following entities for purposes of filing the Company’s consolidated federal income tax return:

Northwestern Mutual Investment Services, LLC	NM Harrisburg, Inc
NML Real Estate Holdings, LLC and subsidiaries	Mason Street Advisors, LLC
NML Securities Holdings, LLC and subsidiaries	NM GP Holdings, LLC and subsidiaries
Northwestern Mutual MU TLD Registry, LLC	NM Pebble Valley, LLC
Northwestern Mutual Wealth Management Company	Northwestern Mutual Registry, LLC
NM Investment Holdings, LLC	QOZ Holding Co, LLC and subsidiaries
GRO, LLC and GRO-SUB, LLC	NM Career Distrib. Holdings, LLC and subsidiaries
NM Investment Management Co., LLC & subsidiaries	NM SAS, LLC and subsidiaries
Northwestern Long Term Care Ins. Co	Venture Studio Holdings, LLC and subsidiaries
Wysh Life & Health Insurance Co. & subsidiaries	Wysh Holdings, LLC
NMU Holdings, LLC & subsidiaries	Lake Emily Holdings, LLC & subsidiaries

The Company collects from or refunds to these subsidiaries their share of consolidated federal income taxes determined pursuant to written tax-sharing agreements, which generally require that these subsidiaries determine their share of consolidated tax payments or refunds as if each subsidiary filed a separate federal income tax return on a stand-alone basis.

The components of current income tax (benefit) expense in the statutory statements of operations for the years ended December 31, 2022, 2021 and 2020 related to ordinary taxable income (loss) were as follows:

	For the years ended December 31,
	2022	2021	2020

	(in millions)
Tax payable on ordinary income	$154	$(914)	$637
Low income housing tax credits	(161)	(150)	(136)
Other tax credits	(133)	(122)	(71)
Change in contingent tax liabilities	(20)	20	(153)

Total current tax expense (benefit)	$(160)	$(1,166)	$277

In addition to current income tax benefit related to ordinary taxable income or loss as summarized above, the Company is subject to federal income tax on capital gains and losses that generally result from investment transactions. Investment capital gains and losses resulting from changes in market interest rates or credit spreads are deferred to the IMR net of any related tax expense or benefit. Current tax (benefit) expense of $(819) million, $327 million and $433 million was included in net IMR deferrals for the years ended December 31, 2022, 2021 and 2020, respectively. In addition, net realized capital gains and losses as reported in the statutory statements of operations included current tax expense (benefit) of $171 million, $233 million and $(2) million for the years ended December 31, 2022, 2021 and 2020, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The table below shows how the Company’s income tax expense or benefit for the years ended December 31, 2022, 2021 and 2020 differs from the amount obtained by applying the statutory rate of 21% to gain (loss) from operations before taxes, including net realized capital gains (losses) before IMR and capital gain tax (benefit):

	For the years ended December 31,
	2022	2021	2020

	(in millions)

Provision computed at statutory rate	$(626)	$336	$580

Adjustments to the statutory rate:

Subsidiary distributions	(282)	(28)	(283)

Tax credits	(296)	(270)	(207)

Amortization of IMR	(61)	(89)	(53)

Dividends received deduction	(44)	(41)	(31)

Employee benefits	(15)	(22)	(22)

Deferred adjustments	86	110	(29)

Other	(27)	(127)	(50)

Total statutory income tax benefit	$(1,265)	$(131)	$(95)

Federal income tax (benefit) expense reported on the statutory statements of operations	$(160)	$(1,166)	$277

Capital gains tax (benefit) expense, net of IMR transfers	(648)	559	431

Change in net deferred tax assets	(457)	476	(803)

	$(1,265)	$(131)	$(95)

During the year, the Company may make payments to or receive refunds from the Internal Revenue Service (IRS) for federal income taxes that are applicable to current or previous tax years. The Company made net income tax payments, including subsidiaries, of $135 million, $295 million and $679 million to the IRS during the years ended December 31, 2022, 2021 and 2020, respectively.

Federal income taxes available for recoupment in the case of future tax losses are limited to amounts reported on previous tax returns. Total capital gain taxes paid for tax years 2022, 2021 and 2020 that are available for recoupment are $1 million, $1,133 million and $0 million, respectively.

Federal income tax returns for 2018 and prior years are closed as to further assessment of tax. Income taxes payable in the statutory statements of financial position represents an estimate of taxes payable, including additional taxes that may become due with respect to tax years that remained open to examination by the IRS (“contingent tax liabilities”) at the respective reporting date.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Changes in contingent tax liabilities are charged or credited to operations in the year that such determination is made by the company. For the years ended December 31, 2022 and 2021 contingent liabilities were as follows:

	For the years ended December 31,
	2022	2021

	(in millions)
Balance at January 1	$20	$-
(Reductions) additions for tax positions of prior years	(20)	20

Balance at December 31	$-	$20

Included in contingent tax liabilities at December 31, 2022 and 2021 were no tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of the deductions. Because of the impact of deferred taxes for amounts other than interest, the timing of the ultimate deduction may affect the effective tax rate in future periods. As of December 31, 2022 and 2021, the Company had $0 million and $20 million, respectively, of tax positions for which the ultimate deductibility is not certain.

For the years ended December 31, 2022, 2021 and 2020, the Company recognized $0 million, $0 million and $15 million, respectively, of interest-related tax benefit.

The Inflation Reduction Act, which created a new corporate minimum tax (CAMT) effective for calendar year taxpayers January 1, 2023, was enacted on August 16, 2022. Based upon projected adjusted financial statement income for 2023, the company (or the controlled group of corporations of which the reporting entity is a member) has determined that average “adjusted financial statement income” is above the thresholds for the 2023 tax year such that it does expect to be required to perform the CAMT calculations. The controlled group of corporations of which the company is a member has not determined as of the reporting date if they will be liable for CAMT in 2023. The accompanying statutory financial statements do not include an estimated impact of the CAMT because a reasonable estimate can not be made.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The components of net deferred tax assets reported in the statutory statements of financial position at December 31, 2022 and 2021 were as follows:

	December 31,
	2022	2021	Change

	(in millions)
Deferred tax assets:
Policy acquisition costs	$1,265	$1,142	$123
Investments	735	239	496
Policy benefit liabilities	1,832	1,747	85
Benefit plan obligations	522	625	(103)
Fixed Assets	20	-	20
Other	131	82	49

Gross deferred tax assets	4,505	3,835	670

Nonadmitted deferred tax assets	50	-	50

Gross admitted deferred tax assets	4,455	3,835	620

Deferred tax liabilities:
Investments	1,526	1,185	341
Other	820	1,081	(261)

Gross deferred tax liabilities	2,346	2,266	80

Net deferred tax assets	$2,109	$1,569	$540

The Company exceeded the minimum RBC level of 300%, which is necessary to apply the maximum admissibility thresholds, based on authorized control level RBC computed without net deferred tax assets at December 31, 2022 and 2021.

Significant components of the calculation of net admitted deferred tax assets at December 31, 2022 and 2021 were as follows (in millions):

	December 31, 2022			December 31, 2021				Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$3,770	$735	$4,505	$3,596	$239	$3,835	$174	$496	$670
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-

Adjusted gross deferred tax assets	3,770	735	4,505	3,596	239	3,835	174	496	670
Deferred tax assets nonadmitted	50	-	50	-	-	-	50	-	50

Subtotal net admitted deferred tax asset	3,720	735	4,455	3,596	239	3,835	124	496	620
Deferred tax liabilities	820	1,526	2,346	1,081	1,185	2,266	(261)	341	80

Net admitted deferred tax asset/ (liability)	$2,900	$(791)	$2,109	$2,515	$(946)	$1,569	$385	$155	$540

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

	December 31, 2022			December 31, 2021			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$241	$241	$-	$96	$96	$-	$145	$145
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets above) after application of the threshold limitation (lesser of a. or b. below)	1,778	89	1,867	1,720	-	1,720	$58	$89	$147
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets offset by gross deferred tax liabilities)	1,942	405	2,347	1,876	143	2,019	$66	$262	$328

Total deferred tax assets admitted as the result of application of SSAP No. 101	$3,720	$735	$4,455	$3,596	$239	$3,835	$124	$496	$620

a. Adjusted gross deferred tax assets expected to be realized following the balance sheet date			$1,867			$1,720			$147

b. Adjusted gross deferred tax assets allowed per limitation threshold			$4,162			$4,152			$10

Ratio percentage used to determine recovery period and threshold limitation amount			1060%			1048%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$27,748			$27,680

All gross deferred tax liabilities have been recognized at December 31, 2022 and 2021. The Company did not employ tax planning strategies in its valuation allowance assessment at either December 31, 2022 or 2021. At December 31, 2022 and 2021, the percentage of net ordinary deferred tax assets admitted as a result of tax planning strategies was 0% and 0%, respectively.

11.	Commitments and Contingencies

Commitments

In the normal course of its investment activities, the Company makes commitments to fund private equity investments, real estate acquisitions, mortgage loans and other investments. These forward commitments aggregated to $9.3 billion and $9.7 billion at December 31, 2022 and 2021, respectively, and were extended at market rates and terms.

Contingencies

The Company is engaged in various legal actions in the normal course of its insurance and investment operations. The status of these legal actions is actively monitored by the Company. If the Company believes, based on available information, that an adverse outcome upon resolution of a given legal action is probable and the amount of that adverse outcome is reasonably estimable, a loss is recognized and a related liability reported. Legal actions are subject to inherent uncertainties, and future events could change the Company’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of the Company that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses that would have a material effect on the Company’s financial position at December 31, 2022.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Guarantees

In the normal course of business, the Company makes guarantees to third parties on behalf of wholly-owned subsidiaries (e.g., debt guarantees) and financial representatives (e.g., the guarantee of office lease payments), or directly to financial representatives (e.g., future minimum compensation payments). If the financial representatives are not able to meet their obligations or these minimum compensation thresholds are not otherwise met, the Company would be required to make payments to fulfill its guarantees. For certain of these guarantees, the Company has the right to pursue recovery of payments made under the agreements. The terms of these guarantees range from less than 1 year to 12 years at December 31, 2022.

The following is a summary of the guarantees provided by the Company that were outstanding at December 31, 2022 and 2021, including both the maximum potential exposure under the guarantees and the financial statement liability reported based on fair value of the guarantees.

	December 31, 2022			December 31, 2021

Nature of guarantee	Maximum potential amount of future payments		Financial statement liability	Maximum potential amount of future payments		Financial statement liability

		(in millions)			(in millions)
Guarantees of future minimum compensation - financial representatives	$47		$-	$59		$1

Guarantees of real estate obligations	445		4	493		5

Guarantees issued on behalf of wholly-owned subsidiaries	78		-	89		-

Guarantees on behalf of field loan support program	71		-	37		-

Total guarantees	$641		$4	$678		$6

No material payments have been required under these guarantees to date, and the Company believes the probability that it will be required to perform under these guarantees in the future is remote. Performance under these guarantees would require the Company to recognize additional operating expense or increase the amount of its equity investment in the affiliate or subsidiary on behalf of which the guarantee was made.

12.	Related Party Transactions

The Company has a capital support and guarantee of benefits agreement that requires it to maintain the capital and surplus (as defined) of NLTC at a minimum level based upon a formula applied to NLTC’s earned premium and policy benefit reserves, or 150% of its company action level of RBC as prescribed by the NAIC, whichever is lower. In addition, NM guarantees NLTC’s policyowners its ability to pay all policy benefits due and owed pursuant to contracts of insurance sold by NLTC during the term of the agreement. This agreement was most recently amended in 2020 to extend the length of the agreement through December 31, 2025 and increase the aggregate capital contribution limit from $200 million to $300 million. The Company contributed capital to NLTC of $10 million and $15 million for the years ended December 31, 2022 and 2021, respectively. The Company has contributed a total of $230 million to NLTC through December 31, 2022. The Company reported a payable to NLTC of $59 million at December 31, 2022 and 2021, which is reported in other liabilities in the statutory statements of financial position at each of those dates. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

13.	Surplus Notes

The following table summarizes the surplus notes issued by the Company and are outstanding at December 31, 2022:

Description	Issue date	Principal amount	Statement value	Interest paid current year	Cumulative interest paid	Interest rate	Maturity date
(in millions)
2010 Notes	3/26/2010	$1,224	$1,224	$74	$1,231	6.063%	3/30/2040
2017 Notes	9/26/2017	1,200	1,198	46	231	3.850%	9/30/2047
2019 Notes	9/20/2019	1,347	1,161	49	148	3.625%	9/30/2059
2021 Notes	3/22/2021	900	897	31	55	3.450%	3/30/2051
	Total

		$4,671	$4,480	$200	$1,665

On March 22, 2021 the Company issued surplus notes (“2021 notes”) with a principal balance of $900 million, bearing interest at 3.450% and having a maturity date of March 30, 2051. The 2021 notes were issued at an offering price of 99.652%, receiving net proceeds of $897 million.

Each series of notes was distributed pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended. Interest on the 2010, 2017, and 2019 notes is payable semi-annually on March 30 and September 30 while interest on the 2021 notes is payable semi-annually on June 30 and December 30. All interest payments are subject to approval by the OCI. SAP requires recognition of interest expense on the notes upon OCI approval of semi-annual interest payments.

The notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company and do not repay principal prior to maturity, with principal payment at maturity subject to the prior approval of the OCI. The notes are not redeemable at the option of any note holder but are redeemable, in whole or in part, at the option of the Company at any time, subject to the prior approval of the OCI, at a “make whole” redemption price equal to the greater of the principal amount of the notes to be redeemed or the sum of the present value of the remaining scheduled payments of principal and interest on the notes to be redeemed, excluding accrued interest as of the date on which the notes are to be redeemed, discounted on a semi-annual basis at a defined U.S. Treasury rate plus 0.20% (2017 and 2021 notes) and 0.25% (2010 and 2019 notes). The entire amount of the 2017, 2019, and 2021 notes are redeemable, at par, in the event of certain defined tax events.

No affiliates of the Company hold any portion of the notes, which are generally held of record at the Depository Trust Company by bank custodians on behalf of investors. No single investor holds 10% or more of the 2017, 2019, or 2021 notes. The largest holder of the 2010 notes is Nippon Life Insurance Company of Japan, which held $250 million in principal amount of notes at each of December 31, 2022 and 2021.

14.	Fair Value of Financial Instruments

Certain of the Company’s assets and liabilities are considered “financial instruments” as defined by Statement of Statutory Accounting Principles No. 100—Revised, Fair Value Measurements (SSAP 100R). The Company’s estimation of fair value for financial instruments uses a hierarchy that, where possible, makes use of quoted market prices from active and transparent markets for assets that are identical to those being valued, typically obtained from independent pricing services (“Level 1”). In the absence of quoted market prices for identical assets, fair value is estimated by these pricing services using relevant and observable market-based inputs for substantially similar securities (“Level 2”). Financial instruments for which no quoted market prices or observable inputs are available are generally valued using internally-developed pricing models or indicative (i.e., non-binding) quotes from independent securities brokers (“Level 3”).

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

The Company actively monitors fair value estimates received from independent pricing services at each financial reporting date, including analysis of valuation changes for individual securities compared to overall market trends and validation on an exception basis with internally-developed pricing models. The Company also performs periodic reviews of the information sources, inputs and methods used by its independent pricing services, including an evaluation of their control processes. Where necessary, the Company will challenge third-party valuations or methods and require more observable inputs or different methodologies.

For financial instruments included in the scope of SSAP 100R, the statement value and fair value at December 31, 2022 and 2021 were as follows:

	December 31, 2022

			Quoted prices in	Significant	Significant	Net

			active markets	observable	unobservable	Asset

	Statement	Fair	for identical assets	inputs	inputs	Value

	Value	Value	(Level 1)	(Level 2)	(Level 3)	(NAV)

	(in millions)
General account investment assets:
Bonds	$187,268	$166,114	$4,588	$145,263	$16,263	$-
Mortgage loans	51,798	46,724	-	-	46,724	-
Common and preferred stocks	2,051	2,041	1,398	110	533	-
Policy loans	17,653	17,653	-	-	17,653	-
Derivative assets	1,680	2,344	-	2,344	-	-
Other invested assets	241	212	-	174	38	-
Cash and short-term investments	4,476	4,476	543	3,933	-	-

Separate account assets	34,281	34,281	30,448	2,640	759	434

General account liabilities:
Investment-type insurance reserves	$12,596	$11,647	$-	$-	$11,647	$-
Liabilities for repurchase agreements	2,294	2,294	-	2,294	-	-
Derivative liabilities	219	393	-	393	-	-
Separate account liabilities	34,281	34,281	30,448	2,640	759	434

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

	December 31, 2021

			Quoted prices in	Significant	Significant	Net

			active markets	observable	unobservable	Asset

	Statement	Fair	for identical assets	inputs	inputs	Value

	Value	Value	(Level 1)	(Level 2)	(Level 3)	(NAV)

	(in millions)
General account investment assets:
Bonds	$179,121	$188,261	$5,500	$165,145	$17,616	$-
Mortgage loans	47,844	50,089	-	-	50,089	-
Common and preferred stocks	3,749	3,751	3,062	83	606	-
Policy loans	17,208	17,208	-	-	17,208	-
Derivative assets	629	1,023	-	1,023	-	-
Other invested assets	197	240	-	240	-	-

Cash and short-term investments	3,786	3,786	987	2,799	-	-

Separate account assets	42,383	42,383	37,493	3,642	758	490
General account liabilities:
Investment-type insurance reserves	$9,810	$9,728	$-	$-	$9,728	$-
Liabilities for repurchase agreements	1,277	1,277	-	1,277	-	-
Derivative liabilities	311	195	-	195	-	-

Separate account liabilities	42,383	42,383	37,493	3,642	758	490

Bonds

Bonds classified as Level 1 financial instruments are generally limited to U.S. Treasury securities. Most bonds, including U.S. and foreign public and private corporate bonds, municipal bonds and structured securities, are classified as Level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. Level 3 bonds are typically privately-placed and relatively illiquid, with fair value based on non-binding broker quotes or internally-developed pricing models utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in bonds.

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company. Fair value of these loans is estimated using a discounted cash flow approach based on market interest rates for commercial mortgage debt with comparable credit risk and maturity. See Note 3 for more information regarding the Company’s investments in mortgage loans.

Common and Preferred Stock

Common and preferred stocks classified as Level 1 financial instruments are limited to those actively traded on a U.S. or foreign stock exchange. Level 2 securities are stocks for which market quotes are available but are not considered to be actively traded. Common and preferred stocks classified as Level 3 are generally privately-placed with fair value primarily based on a sponsor valuation or market comparables approach utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in common and preferred stocks.

Policy Loans

See Note 2 for information regarding policy loans, for which the Company considers the unpaid principal balance to approximate fair value.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Derivative Instruments

The Company’s derivative investments are generally traded in over-the-counter markets with fair value estimated using industry-standard models with market-observable inputs such as swap yield curves, basis curves, foreign currency spot rates, foreign currency basis curves, option volatilities and credit spreads. See Note 4 for more information regarding the Company’s derivative investments.

Other Invested Assets

Other Invested Assets primarily consist of the Company’s investment in surplus note issuances of other mutual insurance companies and residual tranches. The surplus note instruments are classified as Level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. The fair value of residual tranches is derived using non-binding broker quotes or internally-developed pricing models utilizing unobservable inputs and therefore is classified as Level 3.

Cash and Short-term Investments

Cash and short-term investments include cash deposit balances, money market mutual funds, short-term commercial paper and other highly-liquid debt instruments, for which the Company considers net asset value or amortized cost to approximate fair value.

Separate Account Assets and Liabilities

See Note 2 and Note 7 for information regarding the Company’s separate accounts, for which fair value is primarily based on quoted market prices for the related common stocks, preferred stocks, bonds, derivative instruments and other investments. Separate account assets classified as Level 3 financial instruments are primarily securities partnership investments that are valued based on the Company’s underlying equity in the partnerships, which the Company considers to approximate fair value. Separate account assets for which fair value is determined by a Net Asset Value (NAV) are mutual funds for which the NAV is used as a practical expedient as allowed under SSAP 100R.

General Account Insurance Reserves

The Company’s general account insurance liabilities defined as financial instruments under SSAP 100R are limited to “investment-type” products such as fixed-rate annuity policies, supplementary contracts without life contingencies and amounts left on deposit. The fair value of investment-type insurance reserves is estimated based on future cash flows discounted at market interest rates for similar instruments with comparable maturities.

Repurchase Agreement Liabilities

See Note 3 for information regarding repurchase agreement activity, for which the Company considers the liability to return collateral to approximate the fair value of collateral originally received.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

Assets and Liabilities Reported at Fair Value

The following tables summarize assets and liabilities measured and reported at fair value in the statutory statements of financial position at December 31, 2022 and 2021.

	December 31, 2022

	Quoted prices in	Significant	Significant	Net

	active markets	observable	unobservable	Asset

	for identical assets	inputs	inputs	Value

	(Level 1)	(Level 2)	(Level 3)	(NAV)	Total

	(in millions)
General account:
Bonds	$-	$2	$55	$-	$57
Common and preferred stocks	1,399	-	533	-	1,932
Money market mutual funds	491	-	-	-	491
Other invested assets	-	-	38	-	38
Derivative assets	-	480	-	-	480
Derivative liabilities	-	173	-	-	173

Total general account	$1,890	$655	$626	$-	$3,171

Separate accounts:
Mutual fund investments	$29,170	$-	$-	$-	$29,170
Other benefit plan assets/liabilities	12	20	5	3	40
Pension and postretirement assets:
Bonds	332	2,554	118	-	3,004
Common and preferred stock	772	-	50	431	1,253
Cash and short-term securities	16	63	-	-	79
Other assets/liabilities	146	3	586	-	735

Subtotal pension and postretirement assets	1,266	2,620	754	431	5,071

Total separate accounts	$30,448	$2,640	$759	$434	$34,281

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

	December 31, 2021

	Quoted prices in	Significant	Significant	Net

	active markets	observable	unobservable	Asset

	for identical assets	inputs	inputs	Value

	(level 1)	(level 2)	(level 3)	(NAV)	Total

	(in millions)
General account:
Bonds	$199	$4	$115	$-	$318
Common and preferred stocks	3,063	5	606	-	3,674
Money market mutual funds	848	-	-	-	848
Derivative assets	-	216	-	-	216
Derivative liabilities	-	24	-	-	24

Total general account	$4,110	$249	$721	$-	$5,080

Separate accounts:
Mutual fund investments	$35,694	$-	$-	$-	$35,694
Other benefit plan assets/liabilities	51	26	5	3	85
Pension and postretirement assets:
Bonds	459	3,462	109	-	4,030
Common and preferred stock	1,179	1	58	487	1,725
Cash and short-term securities	92	147	-	-	239
Other assets/liabilities	18	6	586	-	610

Subtotal pension and postretirement assets	1,748	3,616	753	487	6,604

Total separate accounts	$37,493	$3,642	$758	$490	$42,383

During 2022 and 2021, transfers into Level 3 are the result of observable market data, such as public ratings, no longer being available and transfers out of Level 3 are the result of observable market data, including 3rd party vendor prices and public ratings, being available and utilized in the determination of the fair market value of the securities.

The following tables summarize the changes in fair value of Level 3 financial instruments for the years ended December 31, 2022 and 2021.

For the year ended December 31, 2022	General account common and preferred stock	General account bonds	General account other invested assets	Derivative assets	Separate account assets

	(in millions)
Fair value, beginning of period	$606	$115	$-	$-	$758

Realized gains/(losses)	104	(102)	-	-	74

Unrealized gains/(losses)	(25)	34	(13)	-	(58)

Issuances	-	-	-	-	-

Purchases	45	2	51	-	125

Sales	(196)	(29)	-	-	(148)

Settlements	-	-	-	-	-

Net discount/premium	1	-	-	-	-

Transfers into Level 3	-	35	-	-	10

Transfers out of Level 3	(2)	-	-	-	(2)

Fair value, end of period	$533	$55	$38	$-	$759

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2022, 2021 and 2020

For the year ended December 31, 2021	General account common and preferred stock	General account bonds	General account other invested assets	Derivative assets	Separate account assets

	(in millions)
Fair value, beginning of period	$390	$90	$-	$-	$711

Realized gains/(losses)	52	(26)	-	-	98

Unrealized gains/(losses)	49	10	-	-	123

Issuances	-	-	-	-	-

Purchases	106	7	-	-	158

Sales	(101)	(34)	-	-	(336)

Settlements	-	-	-	-	-

Net discount/premium	4	-	-	-	1

Transfers into Level 3	106	68	-	-	3

Transfers out of Level 3	-	-	-	-	-

Fair value, end of period	$606	$115	$-	$-	$758

The fair values of Level 3 financial instruments are sensitive to changes in significant unobservable inputs. Level 3 bonds are valued using a combination of discounted cash flows and indicative quotes from independent securities brokers based on market comparable companies. The most significant unobservable input in the discounted cash flow analysis is the discount rate. This rate is estimated based upon a risk-free market interest rate (U.S. Treasury with comparable maturity) plus a credit spread adjustment based on the estimated credit rating of the issuer. In general, issuers with lower credit ratings have higher credit spreads. A decrease in the credit spread adjustment would increase the fair value of the investment as the future expected cash flows are discounted at a lower rate. The opposite impact would occur if credit spread adjustments increase.

Level 3 privately-placed common and preferred stocks and derivatives, are primarily valued using a private equity sponsor valuation or market comparables approach. Both approaches rely on the use of multiples that are based on industry-specific comparable companies. Multiples are derived from the relationship of an entity’s fair value to its book value or earnings before interest, taxes, depreciation and amortization (EBITDA). The use of EBITDA normalizes for company-specific differences in capital structure, taxation and fixed asset accounting. An increase in the multiple would result in an increase in the fair value of the investment. The opposite impact would occur if the multiple decreased.

PART C
OTHER INFORMATION
Item 26. Exhibits
Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)	Resolution of Board of Trustees of The Northwestern Mutual Life Insurance Company establishing the Account, dated March 22, 2006	Exhibit (a) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(b)	Not Applicable
(c)	Distribution Agreement Between The Northwestern Life Insurance Company and Northwestern Mutual Investment Services, LLC, dated May 1, 2006	Exhibit (c) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(d)1	Northwestern Mutual Flexible Premium Variable Adjustable Life Insurance Policy, TT.CVUL. (0107)	Exhibit (d)1 to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(d)2(a)	Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability, TT.VUL.UL.SMP.(0107)	Exhibit (d)2(a) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(d)2(b)	Waiver Benefit: Payment of Specified Monthly Charges Upon Total Disability, TT.VUL.UL.SMC.(0107)	Exhibit (d)2(b) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(d)2(c)	Additional Purchase Benefit, TT.VUL.APB.(0107)	Exhibit (d)2(c) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(d)2(d)	Endorsement Regarding Qualification Of Variable Life Policy As A Life Insurance Contract, AMDT.FLSF.(0199)	Exhibit (d)2(d) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(d)(2)(e)	Flexible Premium Variable Adjustable Life Insurance Policy Contract, ICC12.TT.CVUL. (0513)	Exhibit (d)(2)(e) to Form N-6 Post-Effective Amendment No. 11, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on April 28, 2014
(e)	Northwestern Mutual Life Insurance Application, 90-1 L.I.(0198) with Application Supplement, (90- 1.CVUL.Supp.(0107)	Exhibit (e) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(f)1	Restated Articles of Incorporation of The Northwestern Mutual Life Insurance Company (adopted July 26, 1972)	Exhibit B(1) to Form N-4 Post-Effective Amendment No. 6, File No. 33-58476, filed November 13, 1995
(f)2	Amended By-Laws of The Northwestern Mutual Life Insurance Company dated December 4, 2002	Exhibit B(6) to Form N-6 Post-Effective Amendment No. 8, File No. 333-36865, filed February 28, 2003
(g)(1)	Reinsurance Agreement dated December 19, 2013 between RGA Reinsurance Company and The Northwestern Mutual Life Insurance Company	Exhibit (g)(1) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-230143, filed August 30, 2019
(g)(2)	Reinsurance Agreement dated December 19, 2013 between Munich American Reassurance Company and The Northwestern Mutual Life Insurance Company	Exhibit (g)(2) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-230143, filed August 30, 2019
(g)(3)	Reinsurance Agreement dated December 22, 2015 between Munich American Reassurance Company and The Northwestern Mutual Life Insurance Company	Exhibit (g)(3) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-230143, filed August 30, 2019
(g)(4)	Reinsurance Agreement dated November 7, 2013 between Swiss Re Life & Health American Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (g)(4) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-230143, filed August 30, 2019
(g)(5)	Reinsurance Agreement dated December 22, 2015 between Swiss Re Life & Health American Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (g)(5) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-230143, filed August 30, 2019
(g)(6)	Reinsurance Agreement dated December 23, 2013 between General Re Life Corporation and The Northwestern Mutual Life Insurance Company	Exhibit (g)(6) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-230143, filed August 30, 2019
(g)(7)	Reinsurance Agreement dated December 22, 2013 between Hannover Life Reassurance Company of American and The Northwestern Mutual Life Insurance Company	Exhibit (g)(7) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-230143, filed August 30, 2019
(g)(8)	Reinsurance Agreement dated December 2, 2013 between SCOR Global Life USA Reinsurance Company and The Northwestern Mutual Life Insurance Company	Exhibit (g)(8) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-230143, filed August 30, 2019
(h)(a)(1)	Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(a) to Form N-4 Post-Effective Amendment No. 66, File No. 2-29240, filed on April 28, 2005

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(h)(a)(2)
Amendment No. 1 dated December 17, 2020 to the
Participation Agreement dated March 16, 1999 Among
Russell Insurance Funds, Russell Fund Distributors, Inc.
and The Northwestern Mutual Life Insurance Company
Exhibit (h)(a)(2) to Form N-4 Post-Effective Amendment No. 19 for NML Variable Annuity Account A, File No. 333-13380, filed on April 26, 2021
(h)(b)(1)	Participation Agreement dated May 1, 2003 among Variable Insurance Products Funds, Fidelity Distributors Corporation and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(b) to Form N-4 Post-Effective Amendment No. 66, File No. 2-29240, filed April 28, 2005
(h)(b)(2)
Amendment No. 1 dated October 18, 2006 to
Participation Agreement dated May 1, 2003, by and
among The Northwestern Mutual Life Insurance
Company, Fidelity Distributors Corporation, and each of
Variable Insurance Products Fund, Variable Insurance
Products Fund II, and Variable Insurance Products Fund
III
Exhibit (h)1(b)(2) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-136124, filed December 13, 2006
(h)(b)(3)
Amendment No. 2 dated February 9, 2021 to Participation
Agreement dated May 1, 2003, by and among The
Northwestern Mutual Life Insurance Company, Fidelity
Distributors Corporation, and each of Variable Insurance
Products Fund, Variable Insurance Products Fund II, and
Variable Insurance Products Fund III
Exhibit (h)(b)(3) to Form N-4 Post-Effective Amendment No. 19 for NML Variable Annuity Account A, File No. 333-13380, filed on April 26, 2021
(h)(c)(1)	Participation Agreement dated April 30, 2007 among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc., and The Northwestern Mutual Life Insurance Company	Exhibit (h)(e) to Form N-6 Post-Effective Amendment No. 7, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on April 26, 2012
(h)(c)(2)	Amendment to Participation Agreement dated January 4, 2021 among Neuberger Berman Advisers Management Trust, Neuberger Berman BD LLC, and The Northwestern Mutual Life Insurance Company	Exhibit (h)(c)(2) to Form N-4 Post-Effective Amendment No. 19 for NML Variable annuity Account A, File No. 333-13380, filed on April 26, 2021
(h)(d)(1)	Participation Agreement dated September 27, 2013 among Credit Suisse Trust, Credit Suisse Asset Management, LLC, Credit Suisse Securities (USA) LLC, and The Northwestern Mutual Life Insurance Company	Exhibit (h)(b)(4) to Form N-6 Post-Effective Amendment No. 10 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on October 1, 2013
(h)(d)(2)
Amendment to Participation Agreement dated
January 4, 2021 among Credit Suisse Trust, Credit Suisse
Asset Management, LLC, Credit Suisse Securities (USA)
LLC, and The Northwestern Mutual Life Insurance
Company
Exhibit (h)(d)(2) to Form N-4 Post-Effective Amendment No. 19 for NML Variable annuity Account A, File No. 333-13380, filed on April 26, 2021
(h)(e)(1)	Administrative Services Agreement dated April 23, 2007 between The Northwestern Mutual Life Insurance Company and Frank Russell Company	Exhibit (h)(e)(1) to Form N-6 Pre-Effective Amendment No. 1 File No. 333-230143, filed on August 30, 2019
(h)(f)(1)	Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(2) to Form N-4 Pre-Effective Amendment No. 1, File No. 333-133380, filed August 8, 2006
(h)(f)(2)	Amendment dated August 1, 2004 to the Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(3) to Form N-4 Pre-Effective Amendment No. 1, File No. 333-133380, filed August 8, 2006
(h)(h)(1)	Administrative Services Agreement dated October 1, 2013 between Credit Suisse Securities (USA) LLC and The Northwestern Mutual Life Company	Exhibit (h)(h)(1) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-230143, filed August 30, 2019
(i)	Not Applicable
(j)(a)	Shareholder Information Agreement dated April 13, 2007 among Russell Investment Management Company on behalf of Russell Investment Funds and The Northwestern Mutual Life Insurance Company	Exhibit (j)(a) to Form N-6 Post-Effective Amendment No. 7 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed April 26, 2012

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(j)(b)
Amendment No. 1 dated October 20, 2008 to Shareholder
Information Agreement dated April 13, 2007 among
Russell Fund Services Company on behalf of Russell
Investment Funds and The Northwestern Mutual Life
Insurance Company
Exhibit (j)(b) to Form N-6 Post-Effective Amendment No. 7 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed April 26, 2012
(j)(c)
Shareholder Information Agreement dated April 13, 2007
among Fidelity Distributors Corporation on behalf of
Fidelity® Variable Insurance Products Fund and The
Northwestern Mutual Life Insurance Company
Exhibit (j)(c) to Form N-6 Post-Effective Amendment No. 7 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed April 26, 2012
(j)(d)	Shareholder Information Agreement dated April 16, 2007 among Northwestern Mutual Series Fund, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (j)(d) to Form N-6 Post-Effective Amendment No. 7 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed April 26, 2012
(j)(e)	Shareholder Information Agreement dated October 16, 2007 among Neuberger Berman Management Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (j)(e) to Form N-6 Post-Effective Amendment No. 7 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed April 26, 2012
(j)(f)	Shareholder Information Agreement dated September 27, 2013 among Credit Suisse Securities (USA) LLC and The Northwestern Mutual Life Insurance Company	Exhibit (j)(f) to Form N-6 Post-Effective Amendment No. 10 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on October 1, 2013
(j)(g)	Power of Attorney	Exhibit to (j)(1) Form N-6 Post-Effective Amendment No. 9 for NML Variable Universal Life Plus, File No. 333- 230143, filed on April 26, 2023
(j)(h)	NMIS/NM Annuity Operations Admin Agreement	Exhibit (b)(8)(i) to Form N-4 Post-Effective Amendment No. 19 for NML Variable Annuity Account A, File No. 333-72913, filed on April 22, 2008
(k)	Opinion and Consent of Counsel	Filed herewith
(l)	Not Applicable
(m)	Not Applicable
(n)	Consent of PricewaterhouseCoopers LLP	Filed herewith
(o)	Not Applicable
(p)	Not Applicable
(q)	Memorandum describing Issuance, Transfer and Redemption Procedures	Filed herewith
Item 27. Directors and Officers of the Depositor
The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company without regard to their activities relating to variable life insurance policies or their authority to act or their status as “officers” as that term is used for certain purposes of the federal securities laws and rules thereunder.
TRUSTEES – As of April 1, 2023
Name	Address
Nicholas E. Brathwaite	Founding Managing Partner Celesta Capital One California Street, Ste 1750 San Francisco, CA 94111

P. Russell Hardin	President Robert W. Woodruff Foundation 191 Peachtree Street NE, Suite 3540 Atlanta, GA 30303

David P. Hollander	Retired Principal, Global Insurance Sector Leader Ernst & Young, LLP 180 Golf House Road Haverford, PA 19041

Name	Address
Randolph W. Melville	Retired Senior Vice President & General Manager Frito-Lay North America 7901 Windrose Avenue, Unit 604 Plano, TX 75024

Jaime Montemayor	Chief Digital and Technology Officer General Mills One General Mills Boulevard Minneapolis, MN 55426

Timothy H. Murphy	Chief Administrative Officer Mastercard 2000 Purchase Street Purchase, NY 10577

Andrew N. Nunemaker	Chief Executive Officer Groupware Technologies 3230 E. Kenwood Blvd Milwaukee, WI 53211

Anne M. Paradis	Retired Chief Executive Officer MicroTek, Inc. 72 Reservation Road Sunderland, MA 01375

Sandra R. Rogers	Retired Vice President – Supply Chain Hillrom 12363 E. Black Rock Road Scottsdale, AZ 85255

John E. Schlifske	Chairman, President & Chief Executive Officer Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202

Aarti S. Shah	Retired Senior Vice President, Chief Information and Digital Officer Eli Lilly 13360 Sioux Trail Carmel, IN 46033

Mary Ellen Stanek	Managing Director & Director of Asset Management Robert W. Baird & Co. 777 E. Wisconsin Avenue 25th Floor Milwaukee, WI 53202

Ralph A. Weber	Independent Arbitrator, Mediator & Advisor Weber Advising, LLC 8118 Brookside Place Wauwatosa, WI 53213

Benjamin F. Wilson	Retired Chairman Beveridge & Diamond, P.C. 7825 Orchid Street, NW Washington, DC 20012

Name	Address
Juan C. Zarate	Global Co-Managing Partner & Chief Strategy Officer K2 Integrity 1050 Connecticut Avenue, NW, Suite 680 Washington, DC 20036
EXECUTIVE OFFICERS – As of April 1, 2023
John E. Schlifske	Chairman, President & Chief Executive Officer
Michael G. Carter	Executive Vice President & Chief of Staff
Timothy J. Gerend	Executive Vice President & Chief Distribution Officer
Aditi J. Gokhale	Executive Vice President, Chief Strategy Officer & Head of Retail and Institutional Investments
John M. Grogan	Executive Vice President & Chief Insurance Officer
Todd M. Jones	Executive Vice President & Chief Financial Officer
Raymond J. Manista	Executive Vice President-Chief Legal Officer, Chief Compliance Officer & Secretary
Christian W. Mitchell	Executive Vice President & Chief Customer Officer
Don J. Robertson	Executive Vice President & Chief Human Resources Officer
Jeffrey D. Sippel	Executive Vice President & Chief Information Officer
The business addresses for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
Item 28. Persons Controlled By or Under Common Control with the Depositor or Registrant
The subsidiaries of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), as of April 1, 2023 are shown below. In addition to the subsidiaries shown below, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:
1.
NML Variable Annuity Account A
2.
NML Variable Annuity Account B
3.
NML Variable Annuity Account C
4.
Northwestern Mutual Variable Life Account
5.
Northwestern Mutual Variable Life Account II
Northwestern Mutual Series Fund, Inc. (the “Funds”), shown below as a subsidiary of Northwestern Mutual, is an investment company, registered under the Investment Company Act of 1940, offering shares to the separate accounts identified above; and the shares of the Funds held in connection with certain of the accounts are voted by Northwestern Mutual in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity contracts or variable life insurance policies issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Operating Subsidiaries
Mason Street Advisors, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Long Term Care Insurance Company(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Investment Management Company, LLC (2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Investment Services, LLC(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Wealth Management Company(2)	United States	The Northwestern Mutual Life Insurance Company	100.00
All Other Subsidiaries
1838938 Alberta Ltd.(2)	Canada	The Northwestern Mutual Life Insurance Company	100.00
1890 Maple, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
3412 Exchange, LLC(2)	Delaware	NM Imperial, LLC	100.00
45East11(2)	Cayman Islands	NYLV, LLC	100.00
777 North Van Buren Apartments, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
777 North Van Buren Condominium Association, Inc.(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Operating Subsidiaries
777 North Van Buren Parking, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
777 North Van Buren Retail, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
720 East LLC(2)	Delaware	Northwestern Mutual Investment Management Company, LLC	100.00
AFE Brentwood Park, LLC(2)	Delaware	Cortona Holdings, LLC	100.00
Amber, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Artisan Garden Apartments, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Baraboo, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Bayridge, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
BCC Cancer Center Venture, LP(2)	Delaware	NM Cancer Center GP, LLC	0.01
		NM Imperial, LLC	83.99
		RE Corp.	16.0
Bishop Square, LLC(2)	Delaware	NM BSA, LLC	100.00
Bradford II SPE, LLC(2)	Delaware	C – Land Fund, LLC	100.00
Bradford Master Association Inc.(2)	North Carolina	C – Land Fund, LLC	100.00
Brandywine Distribution, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Burgundy, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Cedarstone, LLC(2)	Delaware	Baraboo, Inc.	100.00
Chateau, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
Chelsea Ventures, LLC(2)	Maryland	The Northwestern Mutual Life Insurance Company	100.00
C – Land Fund, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Coral, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Cortona Holdings, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Cream City Venture Capital, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	99.00
		NML Development Corporation	1.00
Crown Farm Partners, LLC(2)	Maryland	NM Imperial, LLC	99.00
		RE Corp.	1.00
Dortmund, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
EBS Services, LLC(2)	Delaware	Lake Emily Holdings, LLC	100.00
Ellington Residential, LLC(2)	Maryland	Crown Farm Partners, LLC	100.00
Fairfield Potomac Club, LLC(2)	Delaware	RE Corp.	1.00
		NM Imperial, LLC	99.00
FB #2, LLC(2)	Maryland	Chelsea Ventures, LLC	100.00
FES, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
FI Van Buren, LLC (2)	Delaware	Umbrella XYZ, LLC	100.00
GRO, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
GRO-SUB, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Hamptons PBG, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Hazel, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Higgins, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Hobby, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Hollenberg 1, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Lake Emily Holdings, LLC.(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Logan, Inc.(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Los Alamitos Corporate Center Joint Venture, LLC(2)	California	NM Imperial, LLC	99.00
		RE Corp.	1.00
Maroon, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Mason & Marshall, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Millbrook Apartments Associates L.L.C.(2)	Virginia	NM Imperial, LLC	100.00
Model Portfolios, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
MPC Park 27 Industrial, LLC (2)	Florida	The Northwestern Mutual Life Insurance Company	100.00

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Operating Subsidiaries
Network Office Cashiership, LLC(2)	Delaware	NM Career Distribution Holdings, LLC	100.00
Nicolet, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
NM BSA, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM Cancer Center GP, LLC(2)	Delaware	NM Imperial, LLC	100.00
NM Career Distribution Holdings, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM DFW Lewisville, LLC(2)	Delaware	NM Majestic Holdings, LLC	100.00
NM Edgewater Joint Venture (2)	Pennsylvania	The Northwestern Mutual Life Insurance Company	100.00
NM Gen, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
NM GP Holdings, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM Green, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM GSB, LLC(2)	New York	NM-SAS, LLC	100.00
NM Imperial, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM Investment Holdings, LLC.(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM Lion, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM Majestic Holdings, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM Neptune, LLC(2)	Delaware	NM Regal, LLC	100.00
NM Network Office 135 Insurance Agency, LLC (2)	Delaware	NM Career Distribution Holdings, LLC	100.00
NM Pebble Valley LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM Pioneer, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM RE Funds, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM Regal, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
NM Twin Creeks GP, LLC(2)	Delaware	NM Imperial, LLC	100.00
NM-808 West, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NMC JCAF VI CARRY, LP(2)	Delaware	Higgins, Inc.	1.00
		Northwestern Mutual Investment Management Company, LLC	99.00
NMC V Equity Fund, LP(2)	Delaware	NMC V GP, LLC	100.00
NMC V GP, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
NMC V Mezz Fund, LP(2)	Delaware	NMC V GP, LLC	100.00
NMC VI Equity Fund, LP(2)	Delaware	NMC VI GP, LLC	100.00
NMC VI GP, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
NM-CSV Holdings ULC (2)	British Columbia	Coral, Inc	95.70
		The Northwestern Mutual Life Company	4.30
NM-Hemlock, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-Jasper, Inc.(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-MNO, LLC(2)	Delaware	NM Career Distribution Holdings, LLC	100.00
NM-Morristown, LLC(2)	Delaware	NM Career Distribution Holdings, LLC	100.00
NM-Muse, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-Port Royale(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-Pulse, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-RESA, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-SAS, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-Skye, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-Target Distribution Center 1, LLC(2)	Delaware	NM-Target.com Distribution Center, LLC	89.00
		NM-Target Distribution Center 2, LLC	11.00
NM-Target Distribution Center 2, LLC(2)	Delaware	NM-Target.com Distribution Center, LLC	100.00
NM-Target Distribution Center Property Owner, LLC(2)	Delaware	NM-Target.com Distribution Center, LLC	89.00
		NM-Target Distribution Center 1, LLC	11.00
NM-Target.com Distribution Center, LLC(2)	Delaware	NM Imperial, LLC	100.00
NM-West Hartford, LLC(2)	Delaware	NM Career Distribution Holdings, LLC	100.00

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Operating Subsidiaries
NML Development Corporation(2)	Delaware	NML Securities Holdings, LLC	100.00
NML Real Estate Holdings, LLC(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
NML Securities Holdings, LLC(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
NMLSP1, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NMPE I GP, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
NMPE II GP, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
NMRM Holdings, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NMU Holdings, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Broadway Plaza, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Ellis Company(2)	Canada	Coral, Inc.	100.00
Northwestern Mutual Capital GP II, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
Northwestern Mutual Capital GP III, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
Northwestern Mutual Capital GP IV, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
Northwestern Mutual Capital GP, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
Northwestern Mutual Capital Mezzanine Fund III, LP(2)	Delaware	Northwestern Mutual Capital GP III, LLC	100.00
Northwestern Mutual Capital Mezzanine Fund IV, LP(2)	Delaware	Northwestern Mutual Capital GP IV, LLC	100.00
Northwestern Mutual Capital Strategic Equity Fund III, LP(2)	Delaware	Northwestern Mutual Capital GP III LLC	100.00
Northwestern Mutual Capital Strategic Equity Fund IV, LP(2)	Delaware	Northwestern Mutual Capital GP IV, LLC	100.00
Northwestern Mutual MU TLD Registry, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Private Equity Co-Investment Fund I, LP(2)	Delaware	NMPE I GP, LLC	1.00
		Northwestern Mutual Investment Management Company	99.00
Northwestern Mutual Private Equity Co-Investment Fund II, LP(2)	Delaware	NMPE II GP, LLC	1.00
		Northwestern Mutual Investment Management Company	99.00
Northwestern Mutual Registry, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Series Fund, Inc.(3)	Maryland	The Northwestern Mutual Life Insurance Company	100.00
NorthWoods Phase I, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NorthWoods Phase II, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NorthWoods Phase III, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NWM ZOM GP, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NYLV, LLC(2)	Delaware	BCC Cancer Center Venture, LP	100.00
Osprey Links Golf Course, LLC(2)	Delaware	Osprey Links, LLC	100.00
Osprey Links, LLC(2)	Delaware	NM Imperial, LLC	99.00
		RE Corp	1.0
Plantation Oaks MHC-NM, LLC(2)	Delaware	NM Imperial, LLC	100.00
QOZ Holdings Company, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
RE Corp.(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Regency NM Johns Creek, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Operating Subsidiaries
Ruhl Financial Group, LLC(2)	Delaware	NM Career Distribution Holdings, LLC	100.00
Russet, Inc.(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Scotty, LLC(2)	Delaware	Hobby, Inc.	6.31
		Maroon, Inc.	65.01
		Stadium and Arena Management, Inc.	28.68
Seattle Network Office, LLC(2)	Delaware	NM Career Distribution Holdings, LLC	100.00
Seazen GP, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Seazen Rocky Point, LP(2)	Delaware	The Northwestern Mutual Life Insurance Company	99.90
		Seazen GP, LLC	0.10
Stadium and Arena Management, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Tapestry Condominium Owners Association, Inc.(2)	Tennessee	The Northwestern Mutual Life Insurance Company	100.00
Tupelo, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Two Con Holdings, LLC(2)	Delaware	Bishop Square, LLC	100.00
Two Con SPE, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Two Con, LLC(2)	Delaware	Two Con Holdings, LLC	100.00
Umbrella XYZ LLC(2)	Delaware	NMU Holdings, LLC	100.00
Ventura Lakes MHC-NM, LLC(2)	Delaware	NM Imperial, LLC	100.00
Walden OC, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
White Oaks, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Wysh Financial, LLC(2)	Delaware	Wysh Holdings, LLC	100.00
Wysh Holdings, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Wysh Insurance Agency, LLC(2)	Delaware	Wysh Life and Health Insurance Company	100.00
Wysh Life and Health Insurance Company(2)	Delaware	Wysh Holdings, LLC	100.00
(1)
Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2022, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented.
(2)
Subsidiary included in the consolidated financial statements.
(3)
Northwestern Mutual Series Fund, Inc. consists of 27 series of capital stock, each a separate investment portfolio (the “Portfolios”). The Portfolios consist of: Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio, Asset Allocation Portfolio.
Item 29. Indemnification
(a) That portion of the By-laws of the Depositor, Northwestern Mutual, relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as Exhibit A(6)(b) to the registration statement of Northwestern Mutual Variable Life Account (File No. 333-59103) on July 15, 1998.
(b) Section 10 of the Distribution Agreement dated May 1, 2006 between Northwestern Mutual and Northwestern Mutual Investment Services, LLC (“NMIS”) provides substantially as follows:
B. Indemnification by Company. The Company agrees to indemnify, defend and hold harmless NMIS, its successors and assigns, and their respective officers, directors, and employees (together referred to as “NMIS Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which NMIS and/or any NMIS Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by the Company and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of NMIS or for which NMIS is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material.
This indemnification shall be in addition to any liability that the Company may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.
C. Indemnification by NMIS. NMIS agrees to indemnify, defend and hold harmless the Company, its successors and assigns, and their respective officers, trustees or directors, and employees (together referred to as “Company Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which the Company and/or any Company Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by NMIS and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of the Company or for which the Company is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by NMIS to the Company specifically for use in the preparation of the aforesaid material.
This indemnification shall be in addition to any liability that NMIS may otherwise have; provided however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.
D. Indemnification Generally. Any person seeking indemnification under this section shall promptly notify the indemnifying party in writing after receiving notice of the commencement of any action as to which a claim for indemnification will be made; provided, however, that failure to so notify the indemnifying party shall not relieve such party from any liability which it may have to such person otherwise than on account of this section.
The indemnifying party shall be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses incurred by such party in defending himself, herself or itself.
Item 30. Principal Underwriters
(a) NMIS is the principal underwriter of the securities of the Registrant. NMIS also acts as the principal underwriter for the NML Variable Annuity Account A (811-21887), the NML Variable Annuity Account B (811-1668), the NML Variable Annuity Account C (811-21886), and the Northwestern Mutual Variable Life Account (811-3989).
(b) As of April 1, 2023, the directors and officers of NMIS are as follows:
Name	Position
Laura M. Deaner	Chief Information Security Officer
Quentin M. Doll	Director
Bradley L. Eull	Secretary
Don P. Gehrke	Vice President - Investment Client Services, Chief Operations Officer
Timothy Gerend	Executive Vice President, Chief Distribution Officer
Betsy Heisler	Vice President - Risk Products
Dean Hopp	Vice President - IPS Investment Programs
Madhusudan Kotian	Chief Technology Officer
Susan K. Limbach	Assistant Treasurer
Mark E. McNulty	NMIS Anti-Money Laundering Officer
Blaire L. Puls	Variable Investment Product Consultant
Sarah R. Schneider	President
Deborah A. Schultz	Director
Justin Stipan	Distribution Performance Principal
William H. Taylor	Vice President – Planning and Sales
Rebecca Villegas	Vice President - NMIS Compliance, Chief Compliance Officer
Jarod A. Ward	Treasurer, Financial and Operations Principal

Name	Position
Becki Williams	Vice President - Advanced Markets
Kamilah D. Williams-Kemp	Vice President - New Business
Terry R. Young	Assistant Secretary
The address for each director and officer of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
(c) NMIS, the principal underwriter, received $123,115,003 of commissions and other compensation, directly or indirectly, from Registrant during the last fiscal year.
Item 31. Location of Accounts and Records
All accounts, books or other documents required to be maintained in connection with the Registrant’s operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
Item 32. Management Services
There are no management-related service contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $5,000 or more were made during any of the last three fiscal years.
Item 33. Fee Representation
The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the variable adjustable life insurance policies which are the subject of this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company under the policies.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Variable Life Account II, certifies that it meets all of the requirements for effectiveness of this Amended Registration pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on April 26, 2023.
Northwestern Mutual Variable Life Account II
(Registrant)
By	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Depositor)

By:	/s/ JOHN E. SCHLIFSKE
John E. Schlifske, Chairman, President and Chief Executive Officer
As required by the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on April 26, 2023.
THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY
(Depositor)
By:	/s/ JOHN E. SCHLIFSKE
John E. Schlifske, Chairman, President and Chief Executive Officer
As required by the Securities Act of 1933, this Amended Registration Statement has been signed by the following persons in the capacities with the Depositor and on the dates indicated:
Signature	Title
/s/ JOHN E. SCHLIFSKE	Chairman, President and Chief Executive Officer; Principal Executive Officer
John E. Schlifske
/s/ TODD M. JONES	Executive Vice President and Chief Financial Officer; Principal Financial Officer
Todd M. Jones
/s/ MATTHEW P. SULLIVAN	Vice President and Controller; Principal Accounting Officer
Matthew P. Sullivan

Signature	Title
/s/ Nicholas E. Brathwaite*	Trustee
Nicholas E. Brathwaite
/s/ P. Russell Hardin*	Trustee
P. Russell Hardin
/s/ David P. Hollander*	Trustee
David P. Hollander
/s/ Randolph W. Melville*	Trustee
Randolph W. Melville
/s/ Jaime Montemayor*	Trustee
Jaime Montemayor
/s/ Timothy H. Murphy*	Trustee
Timothy H. Murphy
/s/ Andrew N. Nunemaker*	Trustee
Andrew N. Nunemaker
/s/ Anne M. Paradis*	Trustee
Anne M. Paradis
/s/ Sandra R. Rogers*	Trustee
Sandra R. Rogers
/s/ John E. Schlifske*	Trustee
John E. Schlifske
/s/ Aarti Shah*	Trustee
Aarti Shah
/s/ Mary Ellen Stanek*	Trustee
Mary Ellen Stanek
/s/ Ralph A. Weber*	Trustee
Ralph A. Weber
/s/ Benjamin F. Wilson*	Trustee
Benjamin F. Wilson
/s/ Juan C. Zarate*	Trustee
Juan C. Zarate

*By:	/s/ JOHN E. SCHLIFSKE
John E. Schlifske, Attorney in fact, pursuant to Power of Attorney.

EXHIBIT INDEX
EXHIBITS FILED WITH FORM N-6
POST-EFFECTIVE AMENDMENT NO. 24 TO
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
FOR
Northwestern Mutual Variable Life Account II
Exhibit	Description
(k)	Opinion and Consent of Counsel	Filed herewith
(n)	Consent of PricewaterhouseCoopers LLP	Filed herewith
(q)	Memorandum describing Issuance, Transfer and Redemption Procedures	Filed herewith